AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2014

                                                              File No. 033-42484
                                                              File No. 811-06400

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 239                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 240                             /X/

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                          Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

                                 1-800-932-7781
                        (Registrant's Telephone Number)

                                Michael Beattie
                              c/o SEI Corporation
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                    Copy to:

Timothy W. Levin, Esquire                          Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Corporation
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456


    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          /X/  Immediately upon filing pursuant to paragraph (b)
          / /  On [date] pursuant to paragraph (b)
          / /  60 days after filing pursuant to paragraph (a)(1)
          / /  75 days after filing pursuant to paragraph (a)(2)
          / /  On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                            CAMBIAR OPPORTUNITY FUND
                              TICKER SYMBOL: CAMWX

                       CAMBIAR INTERNATIONAL EQUITY FUND
                              TICKER SYMBOL: CAMYX

                             CAMBIAR SMALL CAP FUND
                              TICKER SYMBOL: CAMZX

                     INSTITUTIONAL CLASS SHARES PROSPECTUS


                               SEPTEMBER 1, 2014


                        THE ADVISORS' INNER CIRCLE FUND

                            [CAMBIAR INVESTORS LOGO]


                          REDEFINING VALUE SINCE 1973


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                        PAGE
CAMBIAR OPPORTUNITY FUND ...............................................  1
     FUND INVESTMENT OBJECTIVE .........................................  1
     FUND FEES AND EXPENSES ............................................  1
     PRINCIPAL INVESTMENT STRATEGIES ...................................  2
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................  3
     PERFORMANCE INFORMATION ...........................................  3
     INVESTMENT ADVISER ................................................  4
     PORTFOLIO MANAGERS ................................................  4
CAMBIAR INTERNATIONAL EQUITY FUND ......................................  5
     FUND INVESTMENT OBJECTIVE .........................................  5
     FUND FEES AND EXPENSES ............................................  5
     PRINCIPAL INVESTMENT STRATEGIES ...................................  6
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................  7
     PERFORMANCE INFORMATION ...........................................  8
     INVESTMENT ADVISER ................................................  9
     PORTFOLIO MANAGERS ................................................  9
CAMBIAR SMALL CAP FUND .................................................  11
     FUND INVESTMENT OBJECTIVE .........................................  11
     FUND FEES AND EXPENSES ............................................  11
     PRINCIPAL INVESTMENT STRATEGIES ...................................  12
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................  13
     PERFORMANCE INFORMATION ...........................................  14
     INVESTMENT ADVISER ................................................  15
     PORTFOLIO MANAGERS ................................................  15
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES,
     TAXES AND FINANCIAL INTERMEDIARY COMPENSATION .....................  16
INVESTING WITH THE CAMBIAR FUNDS .......................................  17
     BUYING FUND SHARES ................................................  17
     REDEEMING FUND SHARES .............................................  19
     EXCHANGING FUND SHARES ............................................  20
     TRANSACTION POLICIES ..............................................  20
     ACCOUNT POLICIES ..................................................  24
ADDITIONAL INFORMATION ABOUT THE FUNDS .................................  30
     OTHER INVESTMENT PRACTICES AND RISKS ..............................  30
     INVESTMENT MANAGEMENT .............................................  32
     MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE .........  35
     SHAREHOLDER SERVICING ARRANGEMENTS ................................  35
     PAYMENTS TO FINANCIAL INTERMEDIARIES ..............................  36
FINANCIAL HIGHLIGHTS ...................................................  37

CAMBIAR OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        0.90%
Other Expenses                                                            0.11%
                                                                         -------
Total Annual Fund Operating Expenses(2)                                   1.01%
Less Fee Reductions and/or Expense Reimbursements                        (0.06)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 0.95%
and/or Expense Reimbursements(3)

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on September 1, 2013.

(2) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because management fees have been restated to reflect current fees.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR     3 YEARS     5 YEARS     10 YEARS
                $97        $316        $552        $1,231

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES


The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the Fund invests at least 65% of its net assets in common stocks of companies with market capitalizations over $1 billion at the time of purchase.

The Adviser's investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources, and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:


     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The  Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Institutional Class Shares of the Fund commenced operations on November 3, 2005. As a result, the performance information provided includes the returns of Investor Class Shares of the Fund for periods before November 3, 2005. Investor Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that expenses of Institutional Class Shares are lower.


Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.



                              2004            15.05%
                              2005             7.07%
                              2006            16.96%
                              2007            (1.66)%
                              2008           (40.46)%
                              2009            42.14%
                              2010            19.22%
                              2011            (8.48)%
                              2012             8.86%
                              2013            32.10%

During the periods shown in the chart, the highest return for a quarter was 22.16% (quarter ended 6/30/2009) and the lowest return for a quarter was (24.02)% (quarter ended 12/31/2008). The Fund's Institutional Class Shares' total return from 1/1/2014 to 6/30/2014 was 7.55% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                   SINCE
                                                                                                 INCEPTION
INSTITUTIONAL CLASS SHARES                                1 YEAR      5 YEARS      10 YEARS      (06/30/98)
------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                 32.10%      17.40%        6.52%          8.71%
Fund Returns After Taxes on Distributions                 31.72%      17.16%        6.23%          7.79%
Fund Returns After Taxes on Distributions and             18.48%      14.13%        5.28%          6.89%
Sale of Fund Shares
S&P 500 ([R]) Index (reflects no deduction for fees,      32.39%      17.94%        7.40%          5.12%
expenses, or taxes)


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception in 1998.

Maria L. Mendelsberg, CFA, Investment Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 1998.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 16 OF THE PROSPECTUS.

CAMBIAR INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Redemption Fee (as a percentage of amount redeemed, if                2.00%
     shares redeemed have been held for less than 90 days)


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



Management Fees(1)                                                        0.90%
Other Expenses                                                            0.25%
Acquired Fund Fees and Expenses                                           0.02%
                                                                        --------
Total Annual Fund Operating Expenses                                      1.17%
Less Fee Reductions and/or Expense Reimbursements                        (0.20)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 0.97%
and/or Expense Reimbursements(2,3)


(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on September 1, 2013.

(2) The Total Annual Fund Operating Expenses in this fee table, after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $99         $352         $624         $1,403



PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund normally seeks to achieve its goal by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund expects, under normal market conditions, to invest in at least three different countries. In selecting investments for the Fund, the Adviser focuses predominantly on medium to large market capitalization equity securities.

The Adviser considers a company to be a "foreign company" if: (i) 50% of the company's assets are located outside of the United States; or (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest, without limit, in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.


The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements. The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser also utilizes active country selection as a secondary selection criteria, which is overlaid on the bottom-up criteria described above. The Adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the Adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.

The Adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:

     o    The stock has realized its price target;

     o It experiences exaggerated price moves relative to actual developments; or

     o There is a material change in company fundamentals or market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S.
issuers.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Institutional Class Shares of the Fund commenced operations on November 30, 2012. As a result, the performance information provided includes the returns of Investor Class Shares of the Fund for periods before November 30, 2012. Investor Class Shares are offered in a separate prospectus. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Institutional Class Shares are lower.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                         2004            15.48%
                         2005             5.55%
                         2006            29.04%
                         2007            19.68%
                         2008           (49.73)%
                         2009            42.88%
                         2010            12.83%
                         2011            (8.08)%
                         2012            17.03%
                         2013            26.88%

During the periods shown in the chart, the highest return for a quarter was 25.69% (quarter ended 6/30/2009) and the lowest return for a quarter was (32.95)% (quarter ended 09/30/2008). The Fund's Institutional Class Shares' total return from 1/1/2014 to 6/30/2014 was 0.24% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                      SINCE
                                                                                                   INCEPTION
INSTITUTIONAL CLASS SHARES                                 1 YEAR      5 YEARS      10 YEARS      (09/02/97)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                  26.88%      17.08%        7.61%           9.11%
Fund Returns After Taxes on Distributions                  26.83%      16.98%        6.79%           8.60%(1)
Fund Returns After Taxes on Distributions and Sale of
Fund Shares                                                15.37%      13.96%        6.23%           7.82%(1)
MSCI EAFE Index (reflects no deduction for fees,
expenses, or taxes)                                        22.78%      12.44%        6.91%           5.15%

(1) The Since Inception after-tax returns include performance prior to the Fund's registration as a mutual fund on September 9, 2002, which has not been adjusted to reflect distributions that are generally required for a mutual fund. If the adjustments had been made, the Since Inception after-tax returns may have been lower. More information about the Fund's history and performance can be found on page 35.


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception in 1997.

Jennifer M. Dunne, CFA, Investment Principal, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 16 OF THE PROSPECTUS.

CAMBIAR SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Redemption Fee (as a percentage of amount redeemed, if                2.00%
     shares redeemed have been held for less than 90 days)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        1.00%
Other Expenses                                                            0.10%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(2)                                   1.11%
Less Fee Reductions and/or Expense Reimbursements                        (0.05)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.06%
and/or Expense Reimbursements(2,3)

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on August 28, 2014.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses, and Management Fees have been restated to reflect current fees.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.05% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



          1 YEAR      3 YEARS      5 YEARS      10 YEARS
           $108        $348         $607         $1,347



PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000 Index ($6.7 billion as of July 31, 2014) or $3.5 billion, whichever is greater at the time of purchase.

The Adviser's investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:


     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.


The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Institutional Class Shares of the Fund commenced operations on October 31, 2008. As a result, the performance information provided includes the returns of Investor Class Shares for periods prior to October 31, 2008. Investor Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Institutional Class Shares are lower. Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                              2005            19.98%
                              2006            21.15%
                              2007            (3.88)%
                              2008           (36.19)%
                              2009            45.40%
                              2010            35.93%
                              2011            (1.16)%
                              2012            13.40%
                              2013            37.28%


During the periods shown in the chart, the highest return for a quarter was 23.35% (quarter ended 06/30/2009) and the lowest return for a quarter was (27.30)% (quarter ended 12/31/2008). The Fund's Institutional Class Shares' total return from 1/1/2014 to 6/30/2014 was 4.39% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                         SINCE
                                                                                       INCEPTION
INSTITUTIONAL CLASS SHARES                                    1 YEAR      5 YEARS      (8/31/04)
----------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                     37.28%      24.91%        12.83%
Fund Returns After Taxes on Distributions                     33.05%      23.85%        11.81%
Fund Returns After Taxes on Distributions and                 23.11%      20.37%        10.28%
Sale of Fund Shares
Russell 2000([R]) Index (reflects no deduction for fees,      38.82%      20.08%         9.86%
expenses, or taxes)

INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2004.

Maria L. Mendelsberg, CFA, Investment Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2004.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2004.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2004.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception in 2004.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 16 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASING AND SELLING FUND SHARES

To purchase shares of a Fund for the first time, you must invest at least $5,000,000. Each Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If a Fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: The Cambiar Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Funds.


TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account ("IRA"), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE CAMBIAR FUNDS


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares of the Funds.

Institutional Class Shares are for individual and institutional investors.


For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."

BUYING FUND SHARES

To purchase Institutional Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.


All investments must be made by check, wire or Automated Clearing House ("ACH"). All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL


You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the share class and the name of the Fund.


REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

The Cambiar Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY WIRE


To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA# 101000695
The Cambiar Funds
DDA Acct. #9871063178
Ref: Fund name/account number/account name/share class


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE)


You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at:
The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail
Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.


PURCHASES IN-KIND


Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for that Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.


MINIMUM INVESTMENTS

The minimum investment in Institutional Class Shares of each Fund is $5,000,000. Each Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If a fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.

FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Institutional Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.

FUND NAME                              TRADING SYMBOL      CUSIP      FUND CODE
Cambiar Opportunity Fund                    CAMWX        0075W0825      1362
Cambiar International Equity Fund           CAMYX        00769G543      1209
Cambiar Small Cap Fund                      CAMZX        0075W0593      1364


REDEEMING FUND SHARES

BY MAIL

You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The share class;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.


Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.


Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-777-8227 for more information.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

EXCHANGING FUND SHARES

At no charge, you may exchange Institutional Class Shares of one Cambiar Fund for Institutional Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE


You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its NAV next computed after the Fund or an authorized institution receives your order in proper form. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.


Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.


Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


With respect to non-U.S. securities held by the Cambiar International Equity Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Cambiar International Equity Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Cambiar International Equity Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges-- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services.
The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Funds may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.


REDEMPTION FEE


In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar Small Cap Fund and the Cambiar International Equity Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The redemption fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Funds recognize that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.


The Cambiar International Equity Fund and Cambiar Small Cap Fund each reserve the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses. ) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures. "

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

     o    Trading on the NYSE is restricted or halted; or


     o The U. S. Securities and Exchange Commission (the "SEC") allows the Funds to delay redemptions.


EXCHANGES

The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Cambiar International Equity Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

Because the Funds may invest in mid and small capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.


The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Cambiar International Equity Fund and Cambiar Small Cap Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.


Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.


The Funds reserve the right to close or liquidate your account at the NAV next -determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds.

Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS

The Funds may redeem your shares without your permission if the value of your account falls below $2,500,000. This provision does not apply:

     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares.


DIVIDENDS AND DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. A Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.


FEDERAL TAXES


The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an IRA or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds.

TAXES ON DISTRIBUTIONS


Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.


Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.
 For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

INVESTMENTS IN FOREIGN SECURITIES


To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES


More information about taxes is in the Funds' Statement of Additional Information (the "SAI").

ADDITIONAL INFORMATION ABOUT THE FUNDS


The investment objective of the Cambiar Opportunity Fund and the Cambiar International Equity Fund is to seek total return and capital preservation. The investment objective of the Cambiar Small Cap Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval. In addition to their investment objectives, the Cambiar Opportunity Fund and the Cambiar International Equity Fund each have a goal to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.

OTHER INVESTMENT PRACTICES AND RISKS


Each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, each Fund may use the investment strategies described below. For more information concerning any of the Funds' investment practices and risks, please read the SAI.


Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.


The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities and depositary receipts, as well as shares of exchange-traded funds ("ETFs") that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN COMPANY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

DERIVATIVES RISK - The Funds may invest in derivatives, including options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect a Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving its intended goals.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Funds may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Funds may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk. It may also not be possible for the Funds to liquidate a swap position at an advantageous time or price, which may result in significant losses.

SHORT-TERM INVESTING RISK - The investments and strategies described in this prospectus are those that the Funds use under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. Each of the Cambiar Small Cap Fund and the Cambiar International Equity Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in each Fund's principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When a Fund pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it was pursuing its normal strategy.


INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/ and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. As of June 30, 2014, the Adviser had approximately $9.6 billion in assets under management. The Adviser has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as set forth in the table below. The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses

(collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until September 1, 2015. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point a Fund's total annual Fund operating expenses (not including excluded expenses) are below the Fund's expense cap, the Adviser may receive from that Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average daily net assets.

                                                                  Cambiar          Cambiar
                                     Cambiar Opportunity       International      Small Cap
                                            Fund               Equity Fund          Fund
-----------------------------------------------------------------------------------------------
Management Fees                      0.90% for first $2.5        0.90%(2)           1.00%(3)
                                          billion
                                     0.75% above $2.5
                                          billion(1)
-----------------------------------------------------------------------------------------------
Expense Limits -- Institutional           0.95%                  0.95%              1.05%
Class
-----------------------------------------------------------------------------------------------
Advisory Fee Paid During the              0.84%                  0.69%              0.95%
Most Recent Fiscal Year (after
waivers)
-----------------------------------------------------------------------------------------------

(1) Prior to September 1, 2013, the management fee for the Cambiar Opportunity Fund was 1.00% for the first $500 million, 0.90% of assets between $500 million and $2.5 billion, and 0.75% for excess of $2.5 billion.

(2) Prior to September 1, 2013, the management fee for the Cambiar International Equity Fund was 1.05%.

(3) Prior to August 28, 2014, the management fee for the Cambiar Small Cap Fund was 1.05%.

A discussion regarding the basis for Board approval of the Funds' investment advisory agreements will be available in the Funds' October 31, 2014 Semi-Annual Report to Shareholders, which will cover the period from May 1, 2014 to October 31, 2014.


PORTFOLIO MANAGERS


The Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Funds.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has over 24 years of investment experience. He serves as the Lead Manager of the investment team of the Cambiar Opportunity Fund and Co-Manager of the Cambiar Small Cap Fund and Cambiar International Equity Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Maria L. Mendelsberg, CFA, Investment Principal, joined the Adviser in 1997 and has over 20 years of investment experience. She co-manages the Cambiar Opportunity Fund and Cambiar

Small Cap Fund, with a focus on the health care and retail sectors. Prior to joining the Adviser, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has over 24 years of investment experience. She co-manages each Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has over 21 years of investment experience. He co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has over 15 years of investment experience. He co-manages the Funds with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Jennifer M. Dunne, CFA, Investment Principal, joined the Adviser in 2005 and has over 19 years of investment experience. She co-manages the Cambiar International Equity Fund with a focus on the energy, industrials, utilities and basic materials sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has over 18 years of investment experience. He co-manages the Cambiar International Equity Fund with a focus on non-U.S. company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the Adviser's macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has over 20 years of investment experience. Mr. Shiraishi co-manages the Cambiar International Equity Fund. He is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has over 14 years of investment experience. He co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE


Cambiar Opportunity Fund


Effective June 24, 2002, the Cambiar Opportunity Fund ("Opportunity Fund") became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the same Adviser that currently manages the Opportunity Fund, had an identical investment objective and strategy as the Opportunity Fund and was subject to substantially similar fees and expenses. The performance shown in the performance table on page 4 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.


Cambiar International Equity Fund


Effective September 9, 2002, the Cambiar International Equity Fund (the "International Equity Fund") became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the International Equity Fund and had an identical investment objective and strategy as the International Equity Fund. The performance shown in the performance table on page 9 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the International Equity Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the International Equity Fund. If it had been, the Predecessor International Fund's performance may have been lower.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.


PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.


A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Institutional Class Shares of the Funds. The information is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations if shorter. Certain information contained in the tables reflects the financial results for a single Institutional Class Share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2014 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.

------------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND                         2014         2013          2012          2011          2010
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Year                                   $20.43        $17.91        $20.40        $16.32        $11.43
Income (Loss) from Operations:
  Net Investment Income(1)               0.25          0.24          0.17          0.11          0.17
  Net Realized and Unrealized
  Gain (Loss)                            3.71          2.54         (2.53)         4.19          4.78
                                         ----          ----          ----          ----          ----
    Total From Operations
                                         3.96          2.78         (2.36)         4.30          4.95
                                         ----          ----          ----          ----          ----
Dividends:
  Net Investment Income                 (0.28)        (0.26)        (0.13)        (0.22)        (0.06)
                                         ----          ----          ----          ----          ----
     Total Dividends
                                        (0.28)        (0.26)        (0.13)        (0.22)        (0.06)
                                         ----          ----          ----          ----          ----
Net Asset Value, End of Year           $24.11        $20.43        $17.91        $20.40        $16.32
                                        =====         =====         =====         =====         =====
Total Return(2)                         19.46%        15.76%       (11.50)%       26.53%        43.29%
                                        =====         =====         =====         =====         =====
Ratios and Supplemental Data
  Net Assets, End of Year
  (Thousands)                        $357,067      $282,857      $377,445      $378,342      $332,988
  Ratio of Expenses to Average
   Net Assets                            0.95%         0.95%         0.95%         0.95%         0.95%
  Ratio of Expenses to Average
   Net Assets (Excluding
   Waivers, Expense                      1.03%         1.06%         1.05%         1.08%         1.10%
   Reimbursements and Fees
   Paid Indirectly)
  Ratio of Net Investment
   Income to Average Net                 1.09%         1.33%         0.96%         0.66%         1.15%
   Assets
  Portfolio Turnover Rate                  58%           64%           62%           63%           78%

(1)  Per share data calculated using the average shares method.

(2) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Amounts designated as "--" are $0 or have been rounded to $0.

--------------------------------------------------------------------------------
                                                                NOVEMBER
                                              YEAR                30,
                                              ENDED            2012(1) TO
                                            APRIL 30,           APRIL 30,
INTERNATIONAL EQUITY FUND                     2014                2013
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $21.79              $19.85
Income (Loss) from Operations:
  Net Investment Income(5)                     0.68                0.18
  Net Realized and Unrealized Gain             2.56                2.07
                                               ----                ----
     Total From Operations                     3.24                2.25
                                               ----                ----
Dividends:
  Net Investment Income                       (0.10)              (0.31)
                                               ----                ----
     Total Dividends                          (0.10)              (0.31)
                                               ----                ----
Redemption Fees(5,6)                           0.00                0.00
                                               ----                ----
Net Asset Value, End of Year                 $24.93              $21.79
                                              =====               =====
Total Return(4)                               14.84%              11.48%
                                              =====               =====
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)      $158,408              $8,243
  Ratio of Expenses to Average Net
   Assets                                      0.95%               0.95%(2)
  Ratio of Expenses to Average Net
   Assets (Excluding Waivers and
   Fees Paid Indirectly)                       1.17%               1.59%(2)
  Ratio of Net Investment Income to
   Average Net Assets                          2.77%               2.04%(2)
  Portfolio Turnover Rate                        58%                 75%(3)


(1)  Commencement of Operations

(2)  Annualized

(3)  Portfolio turnover is for the Fund for the year ended April 30, 2013.

(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)  Per share data calculated using the average shares method.

(6)  Amount represents less than $0.01 per share.


Amounts designated as "o" are $0 or have been rounded to $0.

                                                  YEAR ENDED APRIL 30,
SMALL CAP FUND                                     2014          2013          2012           2011           2010
Net Asset Value, Beginning of Year                $20.34        $18.90        $19.86         $15.08         $9.60
Income (Loss) from Operations:
  Net Investment Loss(2)                           (0.03)        (0.03)        (0.06)         (0.07)        (0.07)
  Net Realized and Unrealized Gain (Loss)           5.09          1.75         (0.35)(4)       4.85          5.55
                                                    ----          ----          ----           ----          ----
     Total From Operations                          5.06          1.72         (0.41)          4.78          5.48
                                                    ----          ----          ----           ----          ----
Distributions:
Net Realized Gain                                  (2.66)        (0.28)        (0.55)            --            --
                                                    ----          ----          ----           ----          ----
     Total Distributions                           (2.66)        (0.28)        (0.55)            --            --
                                                    ----          ----          ----           ----          ----
Redemption Fees(2,3)                                0.00          0.00          0.00           0.00          0.00
                                                    ----          ----          ----           ----          ----
Net Asset Value, End of Year                      $22.74        $20.34        $18.90         $19.86        $15.08
                                                   =====         =====         =====          =====         =====
Total Return(1)                                    25.48%         9.27%        (1.59)%        31.70%        57.08%
                                                   =====         =====         =====          =====         =====
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)           $725,099      $519,452      $250,209       $147,410        $8,388
  Ratio of Expenses to Average Net
   Assets                                           1.05%         1.05%         1.05%          1.05%         1.05%
  Ratio of Expenses to Average Net
   Assets (Excluding Waivers and Fees
   Paid Indirectly)                                 1.15%         1.16%         1.17%          1.23%         1.42%
  Ratio of Net Investment Loss to Average
   Net Assets                                      (0.12)%       (0.15)%       (0.35)%        (0.38)%       (0.49)%
  Portfolio Turnover Rate                             67%           71%           70%            85%           99%

(1) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)  Per share data calculated using the average shares method.

(3)  Amount represents less than $0.01 per share.

(4) The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.


Amounts designated as "--" are $0 or have been rounded to $0.

                               THE CAMBIAR FUNDS


Investors who would like more information about the Funds should read the Funds' Annual and Semi-Annual Reports and the Funds' Statement of Additional Information ("SAI"). The Annual and Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.


Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                             Kansas City, MO 64121
                           (Toll free) 1-866-777-8227

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act of 1940 file number is 811-06400.


                                                                 CMB-PS-002-1100


                            [CAMBIAR INVESTORS LOGO]

                            CAMBIAR OPPORTUNITY FUND
                              TICKER SYMBOL: CAMOX

                       CAMBIAR INTERNATIONAL EQUITY FUND
                              TICKER SYMBOL: CAMIX

                             CAMBIAR SMALL CAP FUND
                              TICKER SYMBOL: CAMSX

                         CAMBIAR AGGRESSIVE VALUE FUND
                              TICKER SYMBOL: CAMAX

                               CAMBIAR SMID FUND
                              TICKER SYMBOL: CAMMX

                           CAMBIAR GLOBAL SELECT FUND
                              TICKER SYMBOL: CAMGX


                        INVESTOR CLASS SHARES PROSPECTUS
                               SEPTEMBER 1, 2014


                        THE ADVISORS' INNER CIRCLE FUND

                            [CAMBIAR INVESTORS LOGO]

                          REDEFINING VALUE SINCE 1973


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                            PAGE

CAMBIAR OPPORTUNITY FUND ...................................................   1
     FUND INVESTMENT OBJECTIVE .............................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................   3
     PERFORMANCE INFORMATION ...............................................   3
     INVESTMENT ADVISER ....................................................   4
     PORTFOLIO MANAGERS ....................................................   4
     PURCHASING AND SELLING FUND SHARES ....................................   4
CAMBIAR INTERNATIONAL EQUITY FUND ..........................................   6
     FUND INVESTMENT OBJECTIVE .............................................   6
     FUND FEES AND EXPENSES ................................................   6
     PRINCIPAL INVESTMENT STRATEGIES .......................................   7
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................   8
     PERFORMANCE INFORMATION ...............................................   9
     INVESTMENT ADVISER ....................................................  10
     PORTFOLIO MANAGERS ....................................................  10
     PURCHASING AND SELLING FUND SHARES ....................................  11
CAMBIAR SMALL CAP FUND .....................................................  12
     FUND INVESTMENT OBJECTIVE .............................................  12
     FUND FEES AND EXPENSES ................................................  12
     PRINCIPAL INVESTMENT STRATEGIES .......................................  13
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  14
     PERFORMANCE INFORMATION ...............................................  15
     INVESTMENT ADVISER ....................................................  16
     PORTFOLIO MANAGERS ....................................................  16
     PURCHASING AND SELLING FUND SHARES ....................................  16
CAMBIAR AGGRESSIVE VALUE FUND ..............................................  17
     FUND INVESTMENT OBJECTIVE .............................................  17
     FUND FEES AND EXPENSES ................................................  17
     PRINCIPAL INVESTMENT STRATEGIES .......................................  18
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  19
     PERFORMANCE INFORMATION ...............................................  21
     INVESTMENT ADVISER ....................................................  22
     PORTFOLIO MANAGER .....................................................  22
     PURCHASING AND SELLING FUND SHARES ....................................  22
CAMBIAR SMID FUND ..........................................................  24
     FUND INVESTMENT OBJECTIVE .............................................  24
     FUND FEES AND EXPENSES ................................................  24
     PRINCIPAL INVESTMENT STRATEGIES .......................................  25
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  26
     PERFORMANCE INFORMATION ...............................................  26
     INVESTMENT ADVISER ....................................................  27
     PORTFOLIO MANAGERS ....................................................  27
     PURCHASING AND SELLING FUND SHARES ....................................  28

                               TABLE OF CONTENTS
                                  (continued)



                                                                            PAGE

CAMBIAR GLOBAL SELECT FUND .................................................  29
     FUND INVESTMENT OBJECTIVE .............................................  29
     FUND FEES AND EXPENSES ................................................  29
     PRINCIPAL INVESTMENT STRATEGIES .......................................  30
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  31
     PERFORMANCE INFORMATION ...............................................  32
     INVESTMENT ADVISER ....................................................  33
     PORTFOLIO MANAGERS ....................................................  33
     PURCHASING AND SELLING FUND SHARES ....................................  33
SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY
  COMPENSATION .............................................................  34
INVESTING WITH THE CAMBIAR FUNDS ...........................................  35
     BUYING FUND SHARES ....................................................  35
     REDEEMING FUND SHARES .................................................  37
     EXCHANGING FUND SHARES ................................................  39
     TRANSACTION POLICIES ..................................................  39
     ACCOUNT POLICIES ......................................................  43
ADDITIONAL INFORMATION ABOUT THE FUNDS .....................................  49
     OTHER INVESTMENT PRACTICES AND RISKS ..................................  49
     INVESTMENT MANAGEMENT .................................................  51
     MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE .............  54
     SHAREHOLDER SERVICING ARRANGEMENTS ....................................  55
     PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................  56
FINANCIAL HIGHLIGHTS .......................................................  57

CAMBIAR OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        0.90%
Other Expenses                                                            0.36%
                                                                        -------
     Shareholder Service Fees                                0.25%
     Other Operating Expenses                                0.11%
Total Annual Fund Operating Expenses(2)                                   1.26%
Less Fee Reductions and/or Expense Reimbursements                        (0.06)%
                                                                        -------
Total Annual Fund Operating Expenses After Fee Reductions and/or          1.20%
  Expense Reimbursements(3)

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on September 1, 2013.

(2) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because management fees have been restated to reflect current fees.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Investor Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR        3 YEARS        5 YEARS        10 YEARS
             $122          $394           $686           $1,517


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the Fund invests at least 65% of its net assets in common stocks of companies with market capitalizations over $1 billion at the time of purchase.

The Adviser's investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources, and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:


     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                            2004         15.05%
                            2005          7.01%
                            2006         16.64%
                            2007         (1.86)%
                            2008        (40.61)%
                            2009         41.70%
                            2010         18.94%
                            2011         (8.69)%
                            2012          8.56%
                            2013          31.76%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 22.06% (quarter ended 6/30/2009) and the lowest return for a quarter was (24.06)% (quarter ended 12/31/2008). The
Fund's Investor Class Shares' total return from 1/1/2014 to 6/30/2014 was 7.41%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").



                                                                                       SINCE
                                                                                      INCEPTION
INVESTOR CLASS SHARES                                1 YEAR    5 YEARS    10 YEARS    (06/30/98)
-------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                             31.76%    17.10%      6.30%        8.57%
Fund Returns After Taxes on Distributions             31.46%    16.92%      6.07%        7.70%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                 18.22%    13.88%      5.10%        6.78%
S&P 500(R) Index (reflects no deduction for fees,
  expenses, or taxes)                                 32.39%    17.94%      7.40%        5.12%


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception in 1998.

Maria L. Mendelsberg, CFA, Investment Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 1998.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

CAMBIAR INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                       2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        0.90%
Other Expenses                                                            0.53%
                                                                         -------
     Shareholder Service Fees                                0.25%
     Other Operating Expenses                                0.28%
Acquired Fund Fees and Expenses                                           0.02%
                                                                         -------
Total Annual Fund Operating Expenses                                      1.45%
Less Fee Reductions and/or Expense Reimbursements                        (0.23)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.22%
  and/or Expense Reimbursements(2,3)

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on September 1, 2013.

(2) The Total Annual Fund Operating Expenses in this fee table, after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Investor Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR        3 YEARS        5 YEARS        10 YEARS
               $124           $436           $770          $1,716


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund normally seeks to achieve its goal by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund expects, under normal market conditions, to invest in at least three different countries. In selecting investments for the Fund, the Adviser focuses predominantly on medium to large market capitalization equity securities.

The Adviser considers a company to be a "foreign company" if: (i) 50% of the company's assets are located outside of the United States; or (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest, without limit, in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

The Adviser's primary analysis criterion is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements. The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.


The Adviser also utilizes active country selection as a secondary selection criterion, which is overlaid on the bottom-up criteria described above. The Adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the Adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.


The Adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:

     o    The stock has realized its price target;

     o It experiences exaggerated price moves relative to actual developments; or

     o There is a material change in company fundamentals or market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.


When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S.
issuers.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.


Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

                             2004         15.48%
                             2005          5.55%
                             2006         29.04%
                             2007         19.68%
                             2008        (49.73)%
                             2009         42.88%
                             2010         12.83%
                             2011         (8.08)%
                             2012         16.95%
                             2013         26.57%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 25.69% (quarter ended 06/30/2009) and the lowest return for a quarter was (32.95)% (quarter ended 09/30/2008). The
Fund's Investor Class Shares' total return from 1/1/2014 to 6/30/2014 was 0.16%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").



                                                                                       SINCE
                                                                                     INCEPTION
INVESTOR CLASS SHARES                            1 YEAR     5 YEARS     10 YEARS    (09/02/97)
-------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                         26.57%     17.01%      7.58%          9.09%
Fund Returns After Taxes on Distributions         26.56%     17.01%      6.94%          8.70%(1)
Fund Returns After Taxes on Distributions and     15.16%     13.99%      6.38%          7.92%(1)
  Sale of Fund Shares
MSCI EAFE Index (reflects no deduction for        22.78%     12.44%      6.91%          5.15%
  fees, expenses, or taxes)



(1) The Since Inception after-tax returns include performance prior to the Fund's registration as a mutual fund on September 9, 2002, which has not been adjusted to reflect distributions that are generally required for a mutual fund. If the adjustments had been made, the Since Inception after-tax returns may have been lower. More information about the Fund's history and performance can be found on page 55.


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception in 1997.

Jennifer M. Dunne, CFA, Investment Principal, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.


PURCHASING AND SELLING FUND SHARES


To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.


If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

CAMBIAR SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                          2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                       1.00%
Other Expenses                                                           0.35%
                                                                        ------
     Shareholder Service Fees                             0.25%
     Other Operating Expenses                             0.10%
Acquired Fund Fees and Expenses                                          0.01%
Total Annual Fund Operating Expenses(2)                                  1.36%
Less Fee Reductions and/or Expense Reimbursements                       (0.05)%
                                                                        ------
Total Annual Fund Operating Expenses After Fee Reductions                1.31%
and/or Expense Reimbursements(2,3)

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on August 28, 2014.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses, and Management Fees have been restated to reflect current fees.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.30% of the Fund's Investor Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR        3 YEARS        5 YEARS        10 YEARS
               $133           $426          $740           $1,631


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000 Index ($6.7 billion as of July 31, 2014) or $3.5 billion, whichever is greater at the time of purchase.

The Adviser's investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:


     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.


The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                             2005         19.98%
                             2006         21.15%
                             2007         (3.88)%
                             2008        (36.27)%
                             2009         45.12%
                             2010         35.73%
                             2011         (1.34)%
                             2012         13.07%
                             2013         36.88%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 23.25% (quarter ended 06/30/2009) and the lowest return for a quarter was (27.38)% (quarter ended 12/31/2008). The
Fund's Investor Class Shares' total return from 1/1/2014 to 6/30/2014 was 4.32%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                SINCE
                                                                              INCEPTION
INVESTOR CLASS SHARES                                    1 YEAR    5 YEARS    (08/31/04)
----------------------------------------------------------------------------------------
Fund Returns Before Taxes                                 36.88%    24.64%      12.68%
Fund Returns After Taxes on Distributions                 32.62%    23.57%      11.68%
Fund Returns After Taxes on Distributions and             22.91%    20.12%      10.17%
  Sale of Fund Shares
Russell 2000(R) Index (reflects no deduction              38.82%    20.08%       9.86%
  for fees, expenses, or taxes)


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2004.

Maria L. Mendelsberg, CFA, Investment Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2004.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2004.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2004.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception in 2004.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.


PURCHASING AND SELLING FUND SHARES

Investor Class shares of the Fund are closed to new investors.

However, existing shareholders of Investor Class shares of the Fund and certain eligible investors, as set forth in the prospectus, may purchase additional Investor Class shares of the Fund in amounts of at least $100 through existing or new accounts and reinvest dividends and capital gains distributions.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.


If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

CAMBIAR AGGRESSIVE VALUE FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Aggressive Value Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 180 days)                        2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.00%
Other Expenses                                                            0.39%
                                                                         -------
     Shareholder Service Fees                                 0.25%
     Other Operating Expenses                                 0.14%
Total Annual Fund Operating Expenses                                      1.39%
Less Fee Reductions and/or Expense Reimbursements                        (0.04)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.35%
and/or Expense Reimbursements(1)

(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% of the Fund's Investor Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR        3 YEARS        5 YEARS        10 YEARS
              $137           $436           $757          $1,665


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 167% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the Fund invests at least 65% of its net assets in equity securities of U.S. and non-U.S. companies within any market capitalization range. The equity securities in which the Fund will invest may include convertible securities. The Fund may also sell securities short as part of its investment strategy. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short.


The Fund typically invests in a portfolio of 20-30 issuers that the Adviser believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified. The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements.


Consistent with its effort to create a focused portfolio of the companies which it believes represent the best opportunities for long-term capital appreciation, the Adviser may at times allocate a significant percentage of the Fund's assets to securities of non-U.S. companies that trade in either domestic or foreign markets. The Adviser may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign issuers, including emerging markets issuers.

The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser's short strategy is utilized opportunistically and is driven by the same underlying philosophy and investment process as the long portion of the portfolio. If the Adviser determines that a company does not have the underlying fundamentals to be added to the Fund as a long position, it will consider using the stock speculatively as a short position or as a paired trade to hedge a long position in the Fund.

The Adviser may sell a stock that the Fund holds long because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments; or

     o    It experiences a change in or deteriorating fundamentals.


The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.


Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.


The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible securities of similar quality.
 The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.


The Fund's use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund's management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.


When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return and reduce risk by using short sales and other forms of volatile financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

                              2008        (43.82)%
                              2009         77.88%
                              2010         38.54%
                              2011        (17.25)%
                              2012          5.98%
                              2013         52.05%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 30.74% (quarter ended 09/30/2009) and the lowest return for a quarter was (32.69)% (quarter ended 09/30/2011). The Fund's Investor Class Shares' total return from 1/1/2014 to 6/30/2014 was 13.70%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").



                                                                                 SINCE
                                                                               INCEPTION
INVESTOR CLASS SHARES                                    1 YEAR     5 YEARS    (08/31/07)
-----------------------------------------------------------------------------------------
Fund Returns Before Taxes                                52.05%      26.86%      10.46%
Fund Returns After Taxes on Distributions                52.05%      26.19%       9.85%
Fund Returns After Taxes on Distributions and Sale       29.46%      22.05%       8.12%
  of Fund Shares
MSCI World Index (reflects no deduction for fees,        26.68%      15.02%       2.95%
  expenses, or taxes)(1)
Russell 3000(R) Index (reflects no deduction for fees,   33.55%      18.71%       6.39%
  expenses, or taxes)(1)



(1) As of August 28, 2014, the Fund's benchmark changed from the Russell 3000(R) Index to the MSCI World Index. The Adviser believes that the MSCI World Index is a more appropriate benchmark for the Fund as it better represents the universe of securities in which the Fund may invest.


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGER


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has managed the Fund since its inception in 2007.


PURCHASING AND SELLING FUND SHARES


To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

CAMBIAR SMID FUND

FUND INVESTMENT OBJECTIVE

The Cambiar SMID Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                       2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        1.00%
Other Expenses                                                            3.36%
                                                                         -------
     Shareholder Service Fees                                0.25%
     Other Operating Expenses                                3.11%
Acquired Fund Fees and Expenses                                           0.01%
Total Annual Fund Operating Expenses(2)                                   4.37%
Less Fee Reductions and/or Expense Reimbursements                        (3.06)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee                            1.31%
Reductions and/or Expense Reimbursements(2,3)

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on August 28, 2014.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses, and Management Fees have been restated to reflect current fees.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.30% of the Fund's Investor Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
                  $133          $1,045         $1,969         $4,329


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small- to mid-sized companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small- and mid-sized companies to be those companies with market capitalizations of up to $12 billion at the time of purchase. The Fund normally invests in 35-45 common stocks.

The Adviser's investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:


     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that mid- and small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The mid- and small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund invests in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                              2012       11.77%
                              2013       46.15%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 13.14% (quarter ended 3/31/2013) and the lowest return for a quarter was (9.81)% (quarter ended 6/30/2012). The Fund's Investor Class Shares' total return from 1/1/2014 to 6/30/2014 was 9.02% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                  SINCE
                                                                INCEPTION
INVESTOR CLASS SHARES                               1 YEAR      (05/31/11)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                           46.15%        13.96%
Fund Returns After Taxes on Distributions           43.82%        13.25%
Fund Returns After Taxes on Distributions and       26.86%        10.66%
  Sale of Fund Shares
Russell 2500 Index(R) (reflects no deduction for
  fees, expenses, or taxes)                         36.80%        14.62%


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2011.

Maria L. Mendelsberg, CFA, Investment Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2011.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception in 2011.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since its inception in 2011.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011 and has served on the portfolio team for the Fund since its inception in 2011.


PURCHASING AND SELLING FUND SHARES


To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.


If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

CAMBIAR GLOBAL SELECT FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Global Select Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                       2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        0.90%
Other Expenses                                                            4.77%
                                                                         -------
     Shareholder Service Fees                                0.25%
     Other Operating Expenses                                4.52%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(2)                                   5.68%
Less Fee Reductions and/or Expense Reimbursements                        (4.47)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions
  and/or Expense Reimbursements(2,3)                                      1.21%

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on August 28, 2014.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses, and Management Fees have been restated to reflect current fees.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Investor Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                1 YEAR        3 YEARS        5 YEARS        10 YEARS
                 $123          $1,294        $2,450          $5,269


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located throughout the world. The equity securities in which the Fund generally invests are common stocks and American Depositary Receipts ("ADRs"). The Fund may invest in securities of companies of any market capitalization and expects, under normal market conditions, to invest in at least three different countries and invest at least 40% of its assets in non-U.S. companies. The Adviser considers a company to be a "non-U.S. company" if: (i) 50% of the company's assets are located outside of the United States; or (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest up to 25% of its assets in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases ADRs of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

The Adviser's investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.


Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                              2012        13.51%
                              2013        33.73%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 11.69% (quarter ended 3/31/2012) and the lowest return for a quarter was (8.61)% (quarter ended 6/30/2012). The Fund's Investor Class Shares' total return from 1/1/2014 to 6/30/2014 was 2.80%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                   SINCE
                                                                 INCEPTION
INVESTOR CLASS SHARES                               1 YEAR       (11/30/11)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                            33.73%        22.71%
Fund Returns After Taxes on Distributions            29.65%        20.58%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                19.99%        17.06%
MSCI ACWI (reflects no deduction for fees,
  expenses, or taxes)                                22.80%        18.46%


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS


Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception in 2011.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception in 2011.


PURCHASING AND SELLING FUND SHARES


To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.


If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

TAX INFORMATION


Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account ("IRA"), in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE CAMBIAR FUNDS


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Class Shares of the Funds.

Investor Class Shares are for individual and institutional investors.


For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."

BUYING FUND SHARES

To purchase Investor Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.


All investments must be made by check, wire or Automated Clearing House ("ACH"). All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

Investor Class shares of the Cambiar Small Cap Fund are closed to new investors. However, existing shareholders of Investor Class shares of the Cambiar Small Cap Fund and certain eligible investors, as set forth below, may purchase additional Investor Class shares of the Cambiar Small Cap Fund through existing or new accounts and reinvest dividends and capital gains distributions. Existing shareholders and eligible investors include:

     o Shareholders of Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013;


     o Qualified defined contribution retirement plans with participants holding Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013, and participants of such plans regardless of whether they held Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013;


     o Clients of certain fee based advisory programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee);


     o    An employee of the Adviser; or

     o    A trustee of the Trust.


The Cambiar Small Cap Fund reserves the right, in its sole discretion, to determine the criteria for qualification as an eligible investor and to reject any purchase order. Sales of Investor Class shares of the Cambiar Small Cap Fund may be further restricted or reopened in the future.

Institutional Class shares of the Cambiar Small Cap Fund, which are offered in a different prospectus, will remain open to new investors.

BY MAIL


You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the share class and the name of the Fund.


REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

The Cambiar Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY WIRE


To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA# 101000695
The Cambiar Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name/share class

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND


Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for that Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.


MINIMUM INVESTMENTS


You can open an account with any Fund, except the Cambiar Small Cap Fund, with a minimum initial investment of $2,500 ($500 for IRAs and $250 for Spousal
IRAs). Investor Class shares of the Cambiar Small Cap Fund are closed to new investors. Thereafter your investments must be at least $100 for each Fund. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.


FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Investor Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.

--------------------------------------------------------------------------------
FUND NAME                           TRADING SYMBOL       CUSIP      FUND CODE
--------------------------------------------------------------------------------
Cambiar Opportunity Fund                CAMOX          00758M261      1262
--------------------------------------------------------------------------------
Cambiar International Equity Fund       CAMIX          00758M139      1269
--------------------------------------------------------------------------------
Cambiar Small Cap Fund                  CAMSX          0075W0817      1363
--------------------------------------------------------------------------------
Cambiar Aggressive Value Fund           CAMAX          0075W0650      1365
--------------------------------------------------------------------------------
Cambiar SMID Fund                       CAMMX          00769G766      1270
--------------------------------------------------------------------------------
Cambiar Global Select Fund              CAMGX          00769G113      1366
--------------------------------------------------------------------------------

REDEEMING FUND SHARES


PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.


BY MAIL

You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;


     o    The share class;


     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.


Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.


Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-777-8227 for more information.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.


REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Funds may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.


EXCHANGING FUND SHARES

At no charge, you may exchange Investor Class Shares of one Cambiar Fund for Investor Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment and investor eligibility requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE


You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its NAV next computed after the Fund or an authorized institution receives your order in proper form. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.


Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.


Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


With respect to non-U.S. securities held by the Cambiar International Equity Fund, the Cambiar Aggressive Value Fund or the Cambiar Global Select Fund, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which a Fund prices its shares, the value the Funds assign to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services.
The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.


REDEMPTION FEE


In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days and the Cambiar Aggressive Value Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 180 days. The redemption fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Funds recognize that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.


The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each reserve the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder;
(iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses. ) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

     o    Trading on the NYSE is restricted or halted; or


     o The U.S. Securities and Exchange Commission (the "SEC") allows the Funds to delay redemptions.


EXCHANGES

The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Cambiar International Equity Fund, the Cambiar Aggressive Value Fund and the Cambiar Global Select Fund invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."


Because the Funds may invest in mid and small capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.


The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days and the Cambiar Aggressive Value Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 180 days (subject to certain exceptions as discussed in "Redemption Fee").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.


Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.


The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification are part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


SMALL ACCOUNTS


Each Fund may redeem your shares without your permission if the value of your account falls below $1,250 for the Fund. This provision does not apply:


     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares.


DIVIDENDS AND DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. A Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.


FEDERAL TAXES


The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an IRA or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds.

TAXES ON DISTRIBUTIONS


Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.


Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.
 For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

INVESTMENTS IN FOREIGN SECURITIES

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES


More information about taxes is in the Funds' Statement of Additional Information (the "SAI").

ADDITIONAL INFORMATION ABOUT THE FUNDS

The investment objective of the Cambiar Opportunity Fund and the Cambiar International Equity Fund is to seek total return and capital preservation. The investment objective of the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval. In addition to their investment objectives, the Cambiar Opportunity Fund and the Cambiar International Equity Fund each have a goal to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.


OTHER INVESTMENT PRACTICES AND RISKS


Each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, each Fund may use the investment strategies described below. For more information concerning any of the Funds' investment practices and risks, please read the SAI.


Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Aggressive Value Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities and depositary receipts, as well as shares of exchange-traded funds ("ETFs") that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN COMPANY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

DERIVATIVES RISK - The Funds may invest in derivatives, including options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect a Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving its intended goals.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Funds may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Funds may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk. It may also not be possible for the Funds to liquidate a swap position at an advantageous time or price, which may result in significant losses.

SHORT-TERM INVESTING RISK - The investments and strategies described in this prospectus are those that the Funds use under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. Each of the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in each Fund's principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When a Fund pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it was pursuing its normal strategy.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/ and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.


INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. As of June 30, 2014, the Adviser had approximately $9.6 billion in assets under management. The Adviser has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as set forth in the table below. The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Investor Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until September 1, 2015. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point a Fund's total annual Fund operating expenses (not including excluded expenses) are below the Fund's expense cap, the Adviser may receive from that Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average daily net assets.



--------------------------------------------------------------------------------------------------------------
                                           CAMBIAR        CAMBIAR       CAMBIAR                    CAMBIAR
                         CAMBIAR        INTERNATIONAL    SMALL CAP    AGGRESSIVE     CAMBIAR        GLOBAL
                    OPPORTUNITY FUND     EQUITY FUND        FUND      VALUE FUND    SMID FUND     SELECT FUND
--------------------------------------------------------------------------------------------------------------
Management Fees    0.90% for first $2.5    0.90%(2)       1.00%(3)       1.00%       1.00%(4)       0.90%(5)
                         billion
                    0.75% above $2.5
                        billion(1)
--------------------------------------------------------------------------------------------------------------
Expense Limits --
Investor Class            1.20%            1.20%           1.30%         1.35%       1.30%(4)       1.20%(5)
--------------------------------------------------------------------------------------------------------------
Advisory Fee Paid
During the Most
Recent Fiscal Year        0.84%            0.68%            0.95%        0.96%          0%             0%
(after waivers)
--------------------------------------------------------------------------------------------------------------


(1) Prior to September 1, 2013, the management fee for the Cambiar Opportunity Fund was 1.00% for the first $500 million, 0.90% of assets between $500 million and $2.5 billion, and 0.75% for excess of $2.5 billion.

(2) Prior to September 1, 2013, the management fee for the Cambiar International Equity Fund was 1.05%.


(3) Prior to August 28, 2014, the management fee for the Cambiar Small Cap Fund was 1.05%

(4) Prior to August 28, 2014, the management fee and expense limit for the Cambiar SMID Fund was 1.05% and 1.35%, respectively.

(5) Prior to August 28, 2014, the management fee and expense limit for the Cambiar Global Select Fund was 1.00% and 1.30, respectively.

A discussion regarding the basis for Board approval of the Funds' investment advisory agreements will be available in the Funds' October 31, 2014 Semi-Annual Report to Shareholders, which will cover the period from May 1, 2014 to October 31, 2014.


PORTFOLIO MANAGERS


The Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of these Funds. Brian M. Barish serves as the sole portfolio manager of the Cambiar Aggressive Value Fund.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has over 24 years of investment experience. He serves as the sole portfolio manager of the Cambiar Aggressive Value Fund and also serves as the Lead Manager of the investment team of the Cambiar Opportunity Fund and Co-Manager of the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Maria L. Mendelsberg, CFA, Investment Principal, joined the Adviser in 1997 and has over 20 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the health care and retail sectors. Prior to joining the Adviser, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has over 24 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has over 21 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Jennifer M. Dunne, CFA, Investment Principal, joined the Adviser in 2005 and has over 19 years of investment experience. She co-manages the Cambiar International Equity Fund with a focus on the energy, industrials, utilities and basic materials sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has over 15 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar International

Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has over 18 years of investment experience. He co-manages the Cambiar Global Select Fund and Cambiar International Equity Fund with a focus on non-U.S. company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the Adviser's macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has over 20 years of investment experience. Mr. Shiraishi co-manages the Cambiar Global Select Fund and Cambiar International Equity Fund. He is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has over 14 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011 and has over 14 years of investment experience. He serves as Co-Manager of the Cambiar SMID Fund. He focuses on the utilities and specialty materials sectors. Prior to joining the Adviser, Mr. Dunn served as Vice President in the Investment Banking department at Keefe, Bruyette & Woods. He has also served as a securities analyst in the Investment Banking division at UBS. Mr. Barish received a BS in Finance from Georgetown University and holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE

Cambiar Opportunity Fund


Effective June 24, 2002, the Cambiar Opportunity Fund ("Opportunity Fund") became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the

"Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the same Adviser that currently manages the Opportunity Fund, had an identical investment objective and strategy as the Opportunity Fund and was subject to substantially similar fees and expenses. The performance shown in the performance table on page 4 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.


Cambiar International Equity Fund


Effective September 9, 2002, the Cambiar International Equity Fund (the "International Equity Fund") became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the International Equity Fund and had an identical investment objective and strategy as the International Equity Fund. The performance shown in the performance table on page 10 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the International Equity Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the International Equity Fund. If it had been, the Predecessor International Fund's performance may have been lower.


SHAREHOLDER SERVICING ARRANGEMENTS


The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds have adopted a shareholder servicing plan that provides that each Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on each Fund's Investor Class Shares' average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Investor Class Shares of the Funds. The information is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations if shorter. Certain information contained in the tables reflects the financial results for a single Investor Class Share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2014 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.


                                                                YEAR ENDED APRIL 30,
--------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND                                  2014       2013       2012         2011         2010
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $20.45     $17.90     $20.38       $16.31       $11.43
Income (Loss) from Operations:
     Net Investment Income(1)                      0.19       0.19       0.13         0.07         0.13
     Net Realized and Unrealized Gain (Loss)       3.71       2.55      (2.52)        4.18         4.77
                                                  ------    ------     --------     -------      ------
          Total From Operations                    3.90       2.74      (2.39)        4.25         4.90
                                                  ------    ------     --------     -------      ------
Dividends:
     Net Investment Income                        (0.22)     (0.19)     (0.09)       (0.18)       (0.02)
                                                  ------    ------     --------     -------      ------
          Total Dividends                         (0.22)     (0.19)     (0.09)       (0.18)       (0.02)
                                                  ------    ------     --------     -------      ------
Net Asset Value, End of Year                     $24.13     $20.45     $17.90       $20.38       $16.31
                                                  ======    ======     ========     =======      ======
Total Return(2)                                   19.14%    15.51%     (11.71)%      26.19%      42.89%
                                                  ======    ======     ========     =======      ======
Ratios and Supplemental Data
     Net Assets, End of Year (Thousands)        $464,209   $496,247   $923,887    $1,279,183    $811,337
     Ratio of Expenses to Average Net Assets       1.20%     1.20%      1.20%        1.20%        1.20%
     Ratio of Expenses to Average Net Assets
       (Excluding Waivers and Fees Paid            1.28%     1.31%      1.30%        1.33%        1.35%
     Indirectly)
     Ratio of Net Investment Income to
       Average Net Assets                          0.85%     1.08%      0.73%        0.36%        0.91%
     Portfolio Turnover Rate                        58%       64%        62%          63%          78%


(1)  Per share data calculated using the average shares method.

(2) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are $0 or have been rounded to $0.


                                                                YEAR ENDED APRIL 30,
---------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                         2014       2013       2012         2011         2010
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $21.77     $19.54     $21.63       $17.32       $12.11
Income (Loss) from Operations:
     Net Investment Income(1)                      0.56       0.25       0.33         0.20         0.22
     Net Realized and Unrealized Gain (Loss)       2.61       2.29      (2.24)        4.32         4.99
                                                  ------    ------     --------     -------      ------
          Total From Operations                    3.17       2.54      (1.91)        4.52         5.21
                                                  ------    ------     --------     -------      ------
Dividends:
     Net Investment Income                        (0.06)     (0.31)     (0.18)       (0.21)         --
                                                  ------    ------     --------     -------      ------
          Total Dividends                         (0.06)     (0.31)     (0.18)       (0.21)         --
                                                  ------    ------     --------     -------      ------
Redemption Fees(1,2)                               0.00       0.00       0.00         0.00        0.00
                                                  ------    ------     --------     -------      ------
Net Asset Value, End of Year                      $24.88    $21.77     $19.54       $21.63       $17.32
                                                  ======    ======     ========     =======      ======
Total Return(3)                                   14.56%    13.12%     (8.72)%       26.27%      43.02%
                                                  ======    ======     ========     =======      ======
Ratios and Supplemental Data
     Net Assets, End of Year (Thousands)        $133,850    $30,615   $35,285      $38,356      $25,517
     Ratio of Expenses to Average Net
       Assets                                     1.20%       1.23%     1.30%       1.30%        1.30%
     Ratio of Expenses to Average Net
       Assets (Excluding Waivers and
       Fees Paid Indirectly)                      1.45%       1.70%     1.61%       1.68%        1.75%
     Ratio of Net Investment Income to
       Average Net Assets                         2.30%       1.29%     1.73%       1.11%        1.39%
     Portfolio Turnover Rate                       58%         75%       62%         69%           86%


(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are $0 or have been rounded to $0.


                                                              YEAR ENDED APRIL 30,
-----------------------------------------------------------------------------------------------------------
SMALL CAP FUND                                     2014      2013       2012         2011          2010
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $20.13     $18.76     $19.76       $15.03        $9.59
Income (Loss) from Operations:
     Net Investment Loss(1)                       (0.08)    (0.07)      (0.10)       (0.07)       (0.06)
     Net Realized and Unrealized Gain (Loss)       5.02      1.72       (0.35)(3)     4.79         5.50
                                                 -------    ------     -------      ------       ------
          Total From Operations                    4.94      1.65       (0.45)        4.72         5.44
                                                 -------    ------     -------      ------       ------
Distributions:
     Net Realized Gain                            (2.66)    (0.28)      (0.55)         --           --
                                                 -------    ------     -------      ------       ------
          Total Distributions                     (2.66)    (0.28)      (0.55)         --           --
                                                 -------    ------     -------      ------       ------
Redemption Fees(1)                                0.00(2)   0.00(2)    0.00(2)        0.01       0.00(2)
                                                 -------    ------     -------      ------       ------
Net Asset Value, End of Year                      $22.41    $20.13     $18.76       $19.76       $15.03
                                                 =======    ======     =======      ======       ======
Total Return(4)                                   25.13%     8.96%      (1.80)%     31.47%       56.73%
                                                 =======    ======     =======      ======       ======
Ratios and Supplemental Data
     Net Assets, End of Year
     (Thousands)                                $627,861   $849,731    $800,200    $559,940     $122,384
     Ratio of Expenses to Average Net
       Assets                                    1.30%       1.30%       1.26%       1.25%       1.24%
     Ratio of Expenses to Average Net
       Assets (Excluding Waivers and
       Fees Paid Indirectly)                     1.40%       1.41%       1.38%       1.43%       1.60%
     Ratio of Net Investment Loss to
       Average Net Assets                       (0.35)%     (0.38)%     (0.55)%     (0.44)%     (0.52)%
     Portfolio Turnover Rate                      67%         71%         70%         85%         99%


(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.


(3) The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Amounts designated as "--" are $0 or have been rounded to $0.


                                                                 YEAR ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------
AGGRESSIVE VALUE FUND                               2014       2013       2012         2011         2010
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $12.36     $10.94     $16.25       $10.93        $6.24
Income (Loss) from Operations:
     Net Investment Income (Loss)(1)                0.01        0.01      (0.03)      (0.12)        (0.01)
     Net Realized and Unrealized Gain (Loss)        5.42        1.41      (4.73)       5.89          4.70
                                                  ------       -----     ------      ------        ------
          Total From Operations                     5.43        1.42      (4.76)       5.77          4.69
                                                  ------       -----     ------      ------        ------
Dividends and Distributions:
     Net Investment Income                           --          --         --        (0.03)          --
     Net Realized Gain                               --          --       (0.55)      (0.46)          --
     Return of Capital                               --          --        0.00(2)      --            --
                                                  ------       -----     ------      ------        ------
          Total Dividends and Distributions          --          --       (0.55)      (0.49)          --
Redemption Fees(1)                                  0.00(2)     0.00(2)     --         0.04         0.00(2)
                                                  ------       -----     ------      ------        ------
Net Asset Value, End of Year                      $17.79      $12.36     $10.94      $16.25        $10.93
                                                  ======       =====     ======      =======       ======
Total Return(3)                                    43.93%      12.98%    (29.09)%     54.32%        75.16%
                                                  ======       =====     ======      =======       ======
Ratios and Supplemental Data
     Net Assets, End of Year (Thousands)        $196,899     $134,748    $227,573   $390,335       $29,716
     Ratio of Expenses to Average Net Assets       1.35%       1.35%      1.35%      1.36%         1.50%
     Ratio of Expenses to Average Net Assets
       (Excluding Waivers, Expense
       Reimbursements and Fees Paid
       Indirectly)                                 1.39%       1.40%      1.40%     1.45%          1.71%
     Ratio of Net Investment Income (Loss)
       to Average Net Assets                       0.06%       0.12%     (0.27)%   (0.89)%        (0.14)%
     Portfolio Turnover Rate                        167%        85%        196%     128%           205%


(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are $0 or have been rounded to $0.


                                              YEAR ENDED   YEAR ENDED    MAY 31, 2011(1)
                                               APRIL 30,    APRIL 30,     TO APRIL 30,
----------------------------------------------------------------------------------------
SMID FUND                                         2014         2013          2012
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $10.85       $9.56         $10.00
Income (Loss) from Operations:
     Net Investment Loss(5)                       (0.02)      (0.01)         (0.04)
     Net Realized and Unrealized Gain (Loss)       3.22        1.30          (0.40)
                                                 ------      ------         -------
          Total From Operations                    3.20        1.29          (0.44)
                                                 ------      ------         -------
Distributions:
     Net Realized Gain                            (0.66)        --             --
                                                 ------      ------         -------
          Total Distributions                     (0.66)        --             --
                                                 ------      ------         -------
Net Asset Value, End of Year                     $13.39      $10.85          $9.56
                                                 ======      ======         =======
Total Return(4)                                  29.95%      13.49%         (4.40)%
                                                 ======      ======         =======
Ratios and Supplemental Data
     Net Assets, End of Year (Thousands)         $2,998      $1,814         $1,603
     Ratio of Expenses to Average Net Assets      1.35%       1.35%        1.35%(2)
     Ratio of Expenses to Average Net Assets
       (Excluding Waivers and Fees Paid
       Indirectly)                                4.41%       7.17%        8.56%(2)
     Ratio of Net Investment Loss to Average     (0.14)%     (0.16)%      (0.44)%(2)
       Net Assets
     Portfolio Turnover Rate                       71%        105%          96%(3)


(1)  Commencement of Operations

(2)  Annualized

(3) Portfolio turnover is for the period indicated and has not been annualized.


(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(5)  Per share data calculated using the average shares method.

Amounts designated as "--" are $0 or have been rounded to $0.


                                              YEAR ENDED   YEAR ENDED    NOVEMBER 30, 2011(1)
                                               APRIL 30,    APRIL 30,        TO APRIL 30,
---------------------------------------------------------------------------------------------
GLOBAL SELECT FUND                                2014        2013              2012
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $12.49       $11.07            $10.00
Income (Loss) from Operations:
     Net Investment Income(5)                     0.21         0.09              0.03
     Net Realized and Unrealized Gain             1.98         1.63              1.04
                                                ------       ------            ------
          Total From Operations                   2.19         1.72              1.07
                                                ------       ------            ------
Dividends and Distributions:
     Net Investment Income                       (0.05)       (0.10)              --
     Net Realized Gain                           (1.20)       (0.20)              --
                                                ------       ------            ------
          Total Dividends and Distributions      (1.25)       (0.30)              --
                                                ------       ------            ------
Redemption Fees(5)                                 --          0.00(6)            --
                                                ------       ------            ------
Net Asset Value, End of Year                    $13.43       $12.49            $11.07
                                                ======       ======            ======
Total Return(4)                                 17.96%       16.00%            10.70%
                                                ======       ======            ======
Ratios and Supplemental Data
     Net Assets, End of Year (Thousands)        $1,983       $1,413           $1,210
     Ratio of Expenses to Average Net Assets     1.30%        1.30%           1.30%(2)
     Ratio of Expenses to Average Net Assets
       (Excluding Waivers and Fees Paid
       Indirectly)                               5.77%        9.89%           15.05%(2)
     Ratio of Net Investment Income to           1.59%        0.77%            0.70%(2)
       Average Net Assets
     Portfolio Turnover Rate                      67%          70%             22%(3)


(1)  Commencement of Operations

(2)  Annualized

(3) Portfolio turnover is for the period indicated and has not been annualized.


(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(5)  Per share data calculated using the average shares method.

(6)  Amount represents less than $0.01 per share.

Amounts designated as "--" are $0 or have been rounded to $0.

                               THE CAMBIAR FUNDS


Investors who would like more information about the Funds should read the Funds' Annual and Semi-Annual Reports and the Funds' Statement of Additional Information ("SAI"). The Annual and Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.


Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                             Kansas City, MO 64121
                           (Toll free)1-866-777-8227

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act of 1940 file number is 811-06400.


                                                                 CMB-PS-004-0500


                            [CAMBIAR INVESTORS LOGO]

                         CAMBIAR AGGRESSIVE VALUE FUND
                                 TICKER SYMBOL:

                     INSTITUTIONAL CLASS SHARES PROSPECTUS


                               SEPTEMBER 1, 2014


                        THE ADVISORS' INNER CIRCLE FUND

                            [CAMBIAR INVESTORS LOGO]


                          REDEFINING VALUE SINCE 1973


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                          PAGE
CAMBIAR AGGRESSIVE VALUE FUND ............................................  1
     FUND INVESTMENT OBJECTIVE ...........................................  1
     FUND FEES AND EXPENSES ..............................................  1
     PRINCIPAL INVESTMENT STRATEGIES .....................................  2
     PRINCIPAL RISKS OF INVESTING IN THE FUND ............................  3
     PERFORMANCE INFORMATION .............................................  5
     INVESTMENT ADVISER ..................................................  6
     PORTFOLIO MANAGER ...................................................  6
     PURCHASING AND SELLING FUND SHARES ..................................  7
     TAX INFORMATION .....................................................  7
     PAYMENTS TO BROKER-DEALERS AND
        OTHER FINANCIAL INTERMEDIARIES ...................................  7
INVESTING WITH THE CAMBIAR FUNDS .........................................  8
     BUYING FUND SHARES ..................................................  8
     REDEEMING FUND SHARES ...............................................  10
     EXCHANGING FUND SHARES ..............................................  11
     TRANSACTION POLICIES ................................................  11
     ACCOUNT POLICIES ....................................................  15
ADDITIONAL INFORMATION ABOUT THE FUND ....................................  19
OTHER INVESTMENT PRACTICES AND RISKS .....................................  19
INVESTMENT MANAGEMENT ....................................................  21
     SHAREHOLDER SERVICING ARRANGEMENTS ..................................  22
     PAYMENTS TO FINANCIAL INTERMEDIARIES ................................  23
FINANCIAL HIGHLIGHTS .....................................................  24

CAMBIAR AGGRESSIVE VALUE FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Aggressive Value Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if                    2.00%
shares redeemed have been held for less than 180 days)



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



Management Fees                                                           1.00%
Other Expenses                                                            0.14%
                                                                         -------
Total Annual Fund Operating Expenses                                      1.14%
Less Fee Reductions and/or Expense Reimbursements                        (0.04)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.10%
and/or Expense Reimbursements(1)

(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.10% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $112        $358         $624         $1,383

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 167% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the Fund invests at least 65% of its net assets in equity securities of U.S. and non-U.S. companies within any market capitalization range. The equity securities in which the Fund will invest may include convertible securities. The Fund may also sell securities short as part of its investment strategy. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short.


The Fund typically invests in a portfolio of 20-30 issuers that the Adviser believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified. The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements.


Consistent with its effort to create a focused portfolio of the companies which it believes represent the best opportunities for long-term capital appreciation, the Adviser may at times allocate a significant percentage of the Fund's assets to securities of non-U.S. companies that trade in either domestic or foreign markets. The Adviser may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign issuers, including emerging markets issuers.

The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser's short strategy is utilized opportunistically and is driven by the same underlying philosophy and investment process as the long portion of the portfolio. If the Adviser determines that a company does not have the underlying fundamentals to be added to the Fund as a long position, it will consider using the stock speculatively as a short position or as a paired trade to hedge a long position in the Fund.

The Adviser may sell a stock that the Fund holds long because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments; or

     o    It experiences a change in or deteriorating fundamentals.


The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.


The Fund's use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund's management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return and reduce risk by using short sales and other forms of volatile financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this prospectus, Institutional Class Shares of the Fund have not commenced operations and therefore have no performance information to report. The performance information provided shows the returns of Investor Class Shares of the Fund, which are offered in a separate prospectus. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Institutional Class Shares are lower. Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                              2008           (43.82)%
                              2009            77.88%
                              2010            38.54%
                              2011           (17.25)%
                              2012             5.98%
                              2013            52.05%


During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 30.74% (quarter ended 09/30/2009) and the lowest return for a quarter was (32.69)% (quarter ended 09/30/2011). The Fund's Investor Class Shares' total return from 1/1/2014 to 6/30/2014 was 13.70% .


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").


                                                                                       SINCE
                                                                                     INCEPTION
INVESTOR CLASS SHARES                                         1 YEAR      5 YEARS    (08/31/07)
Fund Returns Before Taxes                                     52.05%      26.86%       10.46%
Fund Returns After                                            52.05%      26.19%       9.85%
Taxes on Distributions
Fund Returns After Taxes on Distributions and Sale of         29.46%      22.05%       8.12%
  Fund Shares
MSCI World Index (reflects no deduction for fees,             26.68%      15.02%       2.95%
  expenses, or taxes)(1)
Russell 3000([R]) Index (reflects no deduction for fees,      33.55%      18.71%       6.39%
  expenses, or taxes)

(1) As of August 28, 2014, the Fund's benchmark changed from the Russell 3000([R]) Index to the MSCI World Index. The Adviser believes that the MSCI World Index is a more appropriate benchmark for the Fund as it better represents the universe of securities in which the Fund may invest.



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGER


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has managed the Fund since its inception in 2007.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000,000. The Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If the Fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: The Cambiar Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.


TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE CAMBIAR FUNDS


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares of the Fund.

Institutional Class Shares are for individual and institutional investors.


For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Federal Taxes."

BUYING FUND SHARES

To purchase Institutional Class Shares directly from the Fund through its transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.


All investments must be made by check, wire or Automated Clearing House ("ACH"). All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL


You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the share class and the name of the Fund.


REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

The Cambiar Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE


To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA# 101000695
The Cambiar Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name/share class


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the Fund at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address:
The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS

The minimum investment in Institutional Class Shares of the Fund is $5,000,000. The Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If the Fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase or exchange Institutional Class Shares, check the Fund's daily net asset value per share ("NAV") or obtain additional information.

--------------------------------------------------------------------------------
FUND NAME                         TRADING SYMBOL      CUSIP      FUND CODE
--------------------------------------------------------------------------------
Cambiar Aggressive Value Fund
--------------------------------------------------------------------------------

REDEEMING FUND SHARES

BY MAIL

You may contact the Fund directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;


     o    The share class;


     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.


Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-777-8227 for more information.


BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

EXCHANGING FUND SHARES

At no charge, you may exchange Institutional Class Shares of one Cambiar Fund for Institutional Class Shares of another Cambiar Fund by writing to or calling the Fund, subject to any applicable minimum investment requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE


You may buy, sell or exchange shares of the Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its NAV next computed after the Fund or an authorized institution receives your order in proper form. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.


The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolios at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which the Fund calculates NAV, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.


REDEMPTIONS IN-KIND


The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.


REDEMPTION FEE


In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 180 days. The redemption fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.


The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder;
(iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUND

PURCHASES

At any time and without notice, the Fund may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses.) The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:

     o    Trading on the NYSE is restricted or halted; or


     o    The SEC allows the Fund to delay redemptions.

EXCHANGES

The Fund may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price."


Because the Fund may invest in mid and small capitalization securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than 3 "round trips" into or out of the Fund per year. If, to the knowledge of the Fund, a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 180 days (subject to certain exceptions as discussed in "Redemption Fee").


     o The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.


Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SMALL ACCOUNTS

The Fund may redeem your shares without your permission if the value of your account falls below $2,500,000. This provision does not apply:

     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares.

DIVIDENDS AND DISTRIBUTIONS


Normally, the Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.


To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


FEDERAL TAXES


The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.


TAXES ON DISTRIBUTIONS


The Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year, the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.


Effective beginning January 1,2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Fund expects to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Fund may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.


INVESTMENTS IN FOREIGN SECURITIES

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the Fund's Statement of Additional Information (the "SAI").


ADDITIONAL INFORMATION ABOUT THE FUND

The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund may be changed without shareholder approval.


OTHER INVESTMENT PRACTICES AND RISKS


The Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, the Fund may use the investment strategies described below. For more information concerning any of the Fund's investment practices and risks, please read the SAI.


Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities and depositary receipts, as well as shares of exchange-traded funds ("ETFs") that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN COMPANY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

DERIVATIVES RISK - The Fund may invest in derivatives, including options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving its intended goals.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk. It may also not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

SHORT-TERM INVESTING RISK - The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss.

When the Fund pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it was pursuing its normal strategy.


INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/ and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to the Fund. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis, subject to oversight by the Board. As of June 30, 2014, the Adviser had approximately $9.6 billion in assets under management. The Adviser has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, as set forth in the table below. The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Class Shares of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amount listed in the table below, as a percentage of average daily net assets, until September 1, 2015. To maintain this expense limit, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the Agreement (or any prior agreement) was in place.


--------------------------------------------------------------------------------
                                                      Cambiar
                                                    Aggressive
                                                    Value Fund
--------------------------------------------------------------------------------
          Management Fees                              1.00%
--------------------------------------------------------------------------------
          Expense Limits -- Institutional              1.10%
          Class
--------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's October 31, 2014 Semi-Annual Report to Shareholders, which will cover the period from May 1, 2014 to October 31, 2014.


PORTFOLIO MANAGER


Brian M. Barish serves as the sole portfolio manager of the Cambiar Aggressive Value Fund.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has over 24 years of investment experience. He serves as the sole portfolio manager of the Cambiar Aggressive Value Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

The SAI provides additional information about Mr. Barish's compensation, other accounts managed, and ownership of Fund shares.


SHAREHOLDER SERVICING ARRANGEMENTS


The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


As of the date of this prospectus, Institutional Class Shares of the Fund had not commenced operations. The table that follows presents performance information about the Investor Class Shares of the Fund. The information is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information contained in the table reflects the financial results for a single Investor Class Share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming all dividends and distributions were reinvested. Performance and expense ratios of Institutional Class Shares would differ as a result of class specific expenses. The financial highlights below have not been adjusted to reflect the Institutional Class Shares' expenses. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2014 Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-777-8227.

-----------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                                           --------------------
AGGRESSIVE VALUE FUND -- INVESTOR CLASS SHARES         2014          2013          2012          2011         2010
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $12.36        $10.94        $16.25        $10.93        $6.24
Income (Loss) from Operations:
  Net Investment Income (Loss)(1)                       0.01          0.01         (0.03)        (0.12)       (0.01)
  Net Realized and Unrealized Gain (Loss)               5.42          1.41         (4.73)         5.89         4.70
                                                        ----          ----         ------        ------       ------
    Total From Operations                               5.43          1.42         (4.76)         5.77         4.69
                                                        ----          ----         ------        ------       ------
Dividends and Distributions:
  Net Investment Income                                   --            --            --         (0.03)          --
  Net Realized Gain                                       --            --         (0.55)        (0.46)          --
  Return of Capital                                       --            --          0.00(2)         --           --
                                                        ----          ----         -----         -----         -----
    Total Dividends and Distributions                     --            --         (0.55)        (0.49)          --
                                                        ----          ----         -----         -----         -----
Redemption Fees(1)                                      0.00(2)       0.00(2)         --          0.04         0.00(2)
                                                        ----          ----         -----         -----         -----
Net Asset Value, End of Year                          $17.79        $12.36        $10.94        $16.25       $10.93
                                                      ======        ======        ======        ======       ======
Total Return(3)                                        43.93%        12.98%       (29.09)%       54.32%       75.16%
                                                      ======        ======        ======        ======       ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)             $196,899      $134,748      $227,573      $390,335      $29,716
  Ratio of Expenses to Average Net Assets               1.35%         1.35%         1.35%         1.36%        1.50%
  Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Expense Reimbursements
   and Fees Paid Indirectly)                            1.39%         1.40%         1.40%         1.45%        1.71%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                           0.06%         0.12%        (0.27)%       (0.89)%      (0.14)%
  Portfolio Turnover Rate                                167%           85%          196%          128%         205%

(1)  Per share data calculated using the average shares method.


(2)  Amount represents less than $0.01 per share.

(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "--" are $0 or have been rounded to $0.

                               THE CAMBIAR FUNDS


Investors who would like more information about the Fund should read the Fund's Annual and Semi-Annual Reports and the Fund's Statement of Additional Information (the "SAI"). The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (is legally a part of) this prospectus.


Investors can receive free copies of the SAI, shareholder reports, the Fund's privacy policy and other information about the Fund and can make shareholder inquiries on the Fund's website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                             Kansas City, MO 64121
                           (Toll free) 1-866-777-8227

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act of 1940 file number is 811-06400.


                                                                 CMB-PS-007-1100


                            [CAMBIAR INVESTORS LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION

                            CAMBIAR OPPORTUNITY FUND
                      (INSTITUTIONAL CLASS SHARES: CAMWX)
                         (INVESTOR CLASS SHARES: CAMOX)

                       CAMBIAR INTERNATIONAL EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: CAMYX)
                         (INVESTOR CLASS SHARES: CAMIX)

                             CAMBIAR SMALL CAP FUND
                      (INSTITUTIONAL CLASS SHARES: CAMZX)
                         (INVESTOR CLASS SHARES: CAMSX)

                         CAMBIAR AGGRESSIVE VALUE FUND
                         (INSTITUTIONAL CLASS SHARES:)
                         (INVESTOR CLASS SHARES: CAMAX)

                               CAMBIAR SMID FUND
                         (INVESTOR CLASS SHARES: CAMMX)

                           CAMBIAR GLOBAL SELECT FUND
                         (INVESTOR CLASS SHARES: CAMGX)

               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                               SEPTEMBER 1, 2014


                              INVESTMENT ADVISER:
                             CAMBIAR INVESTORS LLC

This Statement of Additional Information (the "SAI") is not a prospectus. This SAI relates to the following series of the Trust (each, a "Fund" and collectively, the "Funds"):

               CAMBIAR OPPORTUNITY FUND (THE "OPPORTUNITY FUND")
          CAMBIAR INTERNATIONAL EQUITY FUND (THE "INTERNATIONAL FUND")
                 CAMBIAR SMALL CAP FUND (THE "SMALL CAP FUND")
          CAMBIAR AGGRESSIVE VALUE FUND (THE "AGGRESSIVE VALUE FUND")
                      CAMBIAR SMID FUND (THE "SMID FUND")
             CAMBIAR GLOBAL SELECT FUND (THE "GLOBAL SELECT FUND")


As of the date of this SAI, Institutional Class Shares of the Aggressive Value Fund are not available for purchase and Investor Class Shares of the Small Cap Fund are closed to new investors. This SAI should be read in conjunction with the Funds' prospectuses dated September 1, 2014. Capitalized terms not defined herein are defined in the prospectuses. The Funds' financial statements and financial highlights including notes thereto, and the report of Ernst & Young LLP for the fiscal year ended April 30, 2014 are contained in the 2014 Annual Report to Shareholders and are incorporated by reference into and are deemed to be part of this SAI. A copy of the Funds' 2014 Annual Report to Shareholders accompanies the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by writing to the Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105), or by calling the Funds at 1-866-777-8227.

                               TABLE OF CONTENTS

THE TRUST ...............................................................    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-2
INVESTMENT POLICIES OF THE FUNDS ........................................   S-29
INVESTMENT ADVISORY AND OTHER SERVICES ..................................   S-34
PORTFOLIO MANAGERS ......................................................   S-36
THE ADMINISTRATOR .......................................................   S-38
THE DISTRIBUTOR .........................................................   S-39
SHAREHOLDER SERVICES ....................................................   S-40
PAYMENTS TO FINANCIAL INTERMEDIARIES ....................................   S-40
TRANSFER AGENT ..........................................................   S-41
CUSTODIAN ...............................................................   S-41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................   S-41
LEGAL COUNSEL ...........................................................   S-41
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-41
PURCHASING AND REDEEMING SHARES .........................................   S-51
DETERMINATION OF NET ASSET VALUE ........................................   S-52
TAXES ...................................................................   S-53
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................   S-60
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................   S-63
DESCRIPTION OF SHARES ...................................................   S-64
SHAREHOLDER LIABILITY ...................................................   S-65
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-65
PROXY VOTING ............................................................   S-65
CODES OF ETHICS .........................................................   S-65
5% AND 25% SHAREHOLDERS .................................................   S-66
APPENDIX A -- DESCRIPTION OF RATINGS ....................................    A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .......................    B-1

September 1, 2014                                                CMB-SX-003-0500

THE TRUST


GENERAL. Each Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.


DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds (except for the SMID Fund and the Global Select Fund) in the following classes: Investor Class Shares and Institutional Class Shares; however, the Aggressive Value Fund currently only offers Investor Class Shares. The Trust is authorized to offer shares of the SMID Fund and the Global Select Fund in Investor Class Shares. The different classes provide for variations in shareholder servicing expenses and in the minimum investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing expenses, see "Shareholder Services." The Trust reserves the right to create and issue additional classes of shares.

HISTORY OF THE FUNDS. The Opportunity Fund is the successor to the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"), a separate registered investment company. The Predecessor Opportunity Fund was managed by Cambiar Investors LLC ("Cambiar" or the "Adviser") using the same investment objective, investment strategies, policies and restrictions as those used by the Opportunity Fund. The Predecessor Opportunity Fund's date of inception was June 30, 1998. The Predecessor Opportunity Fund dissolved and reorganized into the Opportunity Fund on June 24, 2002. Substantially all of the assets of the Predecessor Opportunity Fund were acquired by the Opportunity Fund in connection with its commencement of operations on June 24, 2002.


The International Fund is the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), a separate unregistered investment company. The Predecessor International Fund was managed by the Adviser using the same investment objective, strategies, policies and restrictions as those used by the International Fund. The Predecessor International Fund's date of inception was September 2, 1997. The Predecessor International Fund dissolved and reorganized into the International Fund on September 9, 2002. Substantially all of the assets of the Predecessor International Fund were acquired by the International Fund in connection with its commencement of operations on September 9, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders' approval will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate one or more Funds without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.


NON-DIVERSIFICATION. Each Fund, with the exception of the Aggressive Value Fund, is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Aggressive Value Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in securities of a limited number of issuers. The value of the shares of the Aggressive Value Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Aggressive Value Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). For more information, see "Taxes" below.


DESCRIPTION OF PERMITTED INVESTMENTS


Each Fund's investment objective and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.


DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:


U.S. GOVERNMENT SECURITIES - The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home

Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.


On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.


o U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate

     Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.


CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly); and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to the risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest the principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Funds may invest a portion of their assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

o BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

o TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

o CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

o BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

o COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.


STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."


ZERO COUPON BONDS - These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as STRIPs, that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.


TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o    INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o    PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk-free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch Ratings ("Fitch"). Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.


DERIVATIVES


Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate, or a market benchmark, such as an index. Unless otherwise stated in the Funds' prospectuses, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the Securities and Exchange Commission (the "SEC") and its staff.


As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").


Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.


TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.


Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


The Funds are permitted only to write covered options. At the time of selling the call option, a Fund may cover the option by owning, among other things:


     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


The Funds may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Funds may buy a put option on a futures contract for the same reasons they would sell a futures contract. They also may purchase such put options in order to hedge a long position in the underlying futures contract. The Funds may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Funds may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, a Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

o    COMBINED POSITIONS


The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


o    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount);

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.


The Funds may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract. The Funds will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.


A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


o    EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.
 By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o    TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets -- during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

o    INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o    CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:


o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.


Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.


LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    Have to purchase or sell the instrument underlying the contract;

o    Not be able to hedge its investments; and

o    Not be able to realize profits or limit its losses.


Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:


o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o The facilities of the exchange may not be adequate to handle current trading volume;

o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o Investors may lose interest in a particular derivative or category of derivatives.


MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.


PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.


MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    actual and anticipated changes in interest rates;

o    fiscal and monetary policies; and

o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL- AND MEDIUM-SIZED COMPANIES - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds' investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES


Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways, including:


o They can invest directly in foreign securities denominated in a foreign currency;

o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

o    They can invest in investment funds.


AMERICAN DEPOSITARY RECEIPTS ("ADRS") -- ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.


ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


EMERGING MARKETS - An "emerging market country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 150 countries that the international financial community generally considers to be emerging or developing countries, approximately 50 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:


o The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;


o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and


o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Funds' ability to invest in a particular country or make it very expensive for the Funds to invest in that country. Some countries require prior governmental approval, may limit the types or amount of securities or companies in which a foreigner can invest, or may restrict the ability of foreign investors to repatriate their investment income and capital gains.


INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that, in most cases, an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

o Are generally more volatile than, and not as developed or efficient as, those in the United States;

o    Have substantially less volume;

o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

o May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;


o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;


o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

o Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

o Available quotation information is generally representative of very large round-lot transactions in the inter- bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

o    Have relatively unstable governments;

o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

o    Offer less protection of property rights than more developed countries;
     and

o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES


The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its exchange-traded fund investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, a Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

REPURCHASE AGREEMENTS


A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The Adviser monitors compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.


REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to such Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Reverse repurchase agreement are considered to be borrowings under the 1940 Act. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, no Fund expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.


RESTRICTED AND ILLIQUID SECURITIES


While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act, and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


SECURITIES LENDING


Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned by a Fund that might occur during the term of the loan would be for the account of such Fund.


The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Funds will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Funds may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


SHORT SALES AGAINST THE BOX - In addition, the Funds may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Funds.


RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets;

o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets; or


o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short; and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.


When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.


A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS

Each Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, each Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES:


The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.


Each Fund (except the Aggressive Value Fund) may not:

o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.


o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.


o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.


o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.


o Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).


o Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a CPO under the CEA.

o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

The Aggressive Value Fund may not:

o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

o Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

o Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.


o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a CPO under the CEA.


o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES:

In addition to each Fund's investment objective, the following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each Fund (except the Aggressive Value Fund and SMID Fund) may:


o Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
     (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

o Not borrow money, except that the Fund may: (1) borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);
     (2) borrow up to an additional 5% of its total assets for temporary purposes; (3) obtain such short- term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

o    Invest in the securities of foreign issuers.

o Purchase shares of other investment companies to the extent permitted by applicable law.

o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.


o Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.


o    Write covered call options and may buy and sell put and call options.

o    Enter into repurchase agreements.


o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.


o    Sell securities short and engage in short sales "against the box."

o    Enter into swap transactions.

In addition:


o The Small Cap Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small capitalization companies at the time of purchase without 60 days' prior written notice to shareholders; and

o The International Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of foreign companies without 60 days' prior written notice to shareholders.


The Aggressive Value Fund may:

o Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

o Not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

o    Invest in the securities of foreign issuers.

o Purchase shares of other investment companies to the extent permitted by applicable law.

o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

o Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

o    Write covered call options and may buy and sell put and call options.

o    Enter into repurchase agreements.

o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

o    Sell securities short and engage in short sales "against the box."

o    Enter into swap transactions.


The SMID Fund may:

o Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
     (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

o Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

o    Invest in the securities of foreign issuers.

o Purchase shares of other investment companies to the extent permitted by applicable law.

o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

o Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

o    Write covered call options and may buy and sell put and call options.

o    Enter into repurchase agreements.

o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

o    Sell securities short and engage in short sales "against the box."

o    Enter into swap transactions.

In addition:


o The SMID Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small to mid-sized companies at the time of purchase without 60 days' prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER. Cambiar Investors LLC (the "Adviser"), a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of June 30, 2014, the Adviser had approximately $9.6 billion in assets under management. The Adviser and its predecessor, Cambiar Investors, Inc., which was an affiliate of Old Mutual (US) Holdings, Inc. (formerly United Asset Management Company) ("Old Mutual"), have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. The Adviser is owned by Cambiar Holdings LLLP, which is controlled by Mr. Brian Barish.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

--------------------------------------------------------------------------------
         FUND                                   ADVISORY FEE
--------------------------------------------------------------------------------
Opportunity Fund                         0.90% for first $2.5 billion
                                         0.75% above $2.5 billion(1)
--------------------------------------------------------------------------------
International Equity Fund                          0.90%(2)
--------------------------------------------------------------------------------
Small Cap Fund                                     1.00%(3)
--------------------------------------------------------------------------------
Aggressive Value Fund                              1.00%
--------------------------------------------------------------------------------
SMID Fund                                          1.00%(4)
--------------------------------------------------------------------------------
Global Select Fund                                 0.90%(5)
--------------------------------------------------------------------------------

(1) Prior to September 1, 2013, the management fee for the Opportunity Fund was 1.00% for the first $500 million of average daily net assets, 0.90% for the next $2 billion of average daily net assets, and 0.75% for average daily net assets in excess of $2.5 billion.

(2) Prior to September 1, 2013, the management fee for the International Equity Fund was 1.05%.

(3)  Prior to August 28, 2014, the management fee for the Small Cap Fund was
     1.05%.

(4)  Prior to August 28, 2014, the management fee for the SMID Fund was 1.05%.

(5) Prior to August 28, 2014, the management fee for the Global Select Fund was 1.00%.

The Adviser has contractually agreed to reduce fees and reimburse expenses for each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until September 1, 2015. The Adviser may renew these contractual fee waivers for subsequent periods. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point a Fund's total annual Fund operating expenses (not including excluded expenses) are below the Fund's expense cap, the Adviser may receive from that Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place.

--------------------------------------------------------------------------------
FUND                              INSTITUTIONAL           INVESTOR
--------------------------------------------------------------------------------
Opportunity Fund                      0.95%                1.20%
--------------------------------------------------------------------------------
International Equity Fund             0.95%                1.20%
--------------------------------------------------------------------------------
Small Cap Fund                        1.05%                1.30%
--------------------------------------------------------------------------------
Aggressive Value Fund                 1.10%(1)             1.35%
--------------------------------------------------------------------------------
SMID Fund                              N/A                 1.30%(2)
--------------------------------------------------------------------------------
Global Select Fund                     N/A                 1.20%(3)
--------------------------------------------------------------------------------

(1) As of the date of this SAI, Institutional Class Shares of the Aggressive Value Fund are not offered.

(2)  Prior to August 28, 2014, the expense limit for the SMID Fund was 1.35%.

(3) Prior to August 28, 2014, the expense limit for the Global Select Fund was 1.30%.

For the fiscal years ended April 30, 2012, 2013, and 2014 the Funds paid the following advisory fees to the Adviser:



------------------------------------------------------------------------------------------------------------------------------------
FUND                 CONTRACTUAL ADVISORY FEES PAID           FEES WAIVED BY THE ADVISER(1)         TOTAL FEES PAID TO THE ADVISER
------------------------------------------------------------------------------------------------------------------------------------
                     2012         2013         2014           2012        2013        2014         2012        2013          2014
------------------------------------------------------------------------------------------------------------------------------------
Opportunity
Fund            $12,771,559    $9,417,741    $7,473,942   $1,352,441   $1,133,347   $662,536   $11,419,118   $8,284,394   $6,811,406
------------------------------------------------------------------------------------------------------------------------------------
International
Equity Fund       $332,517      $349,540     $1,037,683     $98,491     $159,106    $265,331     $234,026     $190,434     $772,352
------------------------------------------------------------------------------------------------------------------------------------
Small Cap
Fund             $8,626,932   $11,485,702   $14,083,461     $977,921   $1,205,134  $1,383,692   $7,649,011  $10,280,568  $12,699,769
------------------------------------------------------------------------------------------------------------------------------------
Aggressive
Value Fund       $2,535,431   $1,488,469    $1,522,231      $110,565    $76,734      $66,913    $2,424,866    $970,158    $1,455,318
------------------------------------------------------------------------------------------------------------------------------------
SMID Fund        $13,509(2)     $16,467       $24,692      $13,509(2)   $16,467      $24,692       $0(2)         $0           $0
------------------------------------------------------------------------------------------------------------------------------------
Global Select     $4,605(3)     $12,275       $16,933       $4,605(3)   $12,275      $16,933       $0(3)         $0           $0
Fund
------------------------------------------------------------------------------------------------------------------------------------

(1) For the fiscal years that ended April 30, 2012, 2013 and 2014, the Adviser additionally reimbursed fees of $79,064, $75,066, and $47,170, respectively, for the SMID Fund and $58,682, $93,428, and $58,708, respectively, for the Global Select Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Funds.

(2) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.

(3) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.

PORTFOLIO MANAGERS


This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio managers are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds and the Adviser's other accounts. The portfolio managers' compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While the Adviser's investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall "value added" for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees. The following table represents the benchmarks against which each portfolio manager's pre-tax performance results are compared:

--------------------------------------------------------------------------------
INVESTMENT STRATEGY                          BENCHMARK
--------------------------------------------------------------------------------
Opportunity Fund                         S&P 500(R) Index
--------------------------------------------------------------------------------
International Equity Fund                MSCI EAFE Index
--------------------------------------------------------------------------------
Small Cap Fund                           Russell 2000(R) Index
--------------------------------------------------------------------------------
Aggressive Value Fund                    MSCI World Index
--------------------------------------------------------------------------------
SMID Fund                                Russell 2500(R) Index
--------------------------------------------------------------------------------
Global Select Fund                       MSCI ACWI Index
--------------------------------------------------------------------------------

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

----------------------------------------------------------------------------------------
NAME                                            DOLLAR RANGE OF FUND SHARES(1)
----------------------------------------------------------------------------------------
                                             Over $1,000,000 (Opportunity Fund)
                                         Over $1,000,000 (International Equity Fund)
Brian M. Barish                               Over $1,000,000 (Small Cap Fund)
                                          Over $1,000,000 (Aggressive Value Fund)
                                             $500,001 - $1,000,000 (SMID Fund)
----------------------------------------------------------------------------------------
                                              $1 - $10,000 (Opportunity Fund)
Maria L. Mendelsberg                    $10,001 - $50,000 (International Equity Fund)
                                            $100,001 - $500,000 (Small Cap Fund)
                                          $10,001 - $50,000 (Aggressive Value Fund)
----------------------------------------------------------------------------------------
                                           $100,001 - $500,000 (Opportunity Fund)
Anna (Ania) A. Aldrich                 $100,001 - $500,000 (International Equity Fund)
                                             $100,001 - $500,000 (Small Cap Fund)
                                        $100,001 - $500,000 (Aggressive Value Fund)
----------------------------------------------------------------------------------------
                                           $100,001 - $500,000 (Opportunity Fund)
Timothy A. Beranek                     $50,001 - $100,000 (International Equity Fund)
                                            $50,001 - $100,000 (Small Cap Fund)
----------------------------------------------------------------------------------------
Jennifer M. Dunne                     $500,001 - $1,000,000 (International Equity Fund)
----------------------------------------------------------------------------------------
Andrew P. Baumbusch                          $10,001 - $50,000 (Small Cap Fund)
                                                $10,001 - $50,000 (SMID Fund)
----------------------------------------------------------------------------------------
Todd L. Edwards                           $100,001 - $500,000 (Opportunity Fund)
                                       $100,001 - $500,000 (International Equity Fund)
----------------------------------------------------------------------------------------
                                        $10,001 - $50,000 (International Equity Fund)
Alvaro Shiraishi                           $10,001 - $50,000 (Aggressive Value Fund)
                                             $50,001 - $100,000 (Global Select Fund)
----------------------------------------------------------------------------------------
                                              $100,001 - $500,000 (Opportunity Fund)
Jeffrey H. Susman                        $10,001 - $50,000 (International Equity Fund)
                                             $100,001 - $500,000 (Small Cap Fund)
                                           $10,001 - $50,000 (Aggressive Value Fund)
----------------------------------------------------------------------------------------
                                           $10,001 - $50,000 (Aggressive Value Fund)
Colin Dunn                                   $10,001 - $50,000 (Global Select Fund)
                                                 $10,001 - $50,000 (SMID Fund)
----------------------------------------------------------------------------------------



(1)  Valuation date is April 30, 2014.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows. None of the accounts listed below are subject to a performance based advisory fee. The information below is provided as of April 30, 2014.

---------------------------------------------------------------------------------------------------
                 REGISTERED INVESTMENT       OTHER POOLED INVESTMENT         OTHER ACCOUNTS
                        COMPANIES                    VEHICLES
---------------------------------------------------------------------------------------------------
               NUMBER OF    TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF    TOTAL ASSETS
NAME           ACCOUNTS     (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS     (IN MILLIONS)
---------------------------------------------------------------------------------------------------
Anna (Ania)        0             $0             0             $0           76            $129
A. Aldrich
---------------------------------------------------------------------------------------------------
Brian M.           1            $396            0             $0           23            $682
Barish
---------------------------------------------------------------------------------------------------
Andrew             1            $515            0             $0          430           $1,020
Baumbusch
---------------------------------------------------------------------------------------------------
Tim A.             0             $0             0             $0           0              $0
Beranek
---------------------------------------------------------------------------------------------------
Jennifer M.        0             $0             0             $0         4,225          $1,405
Dunne
---------------------------------------------------------------------------------------------------
Maria L.           0             $0             0             $0         5,532          $1,899
Mendelsberg
---------------------------------------------------------------------------------------------------
Todd               0             $0             0             $0           0              $0
Edwards
---------------------------------------------------------------------------------------------------
Alvaro             0             $0             0             $0           0              $0
Shiraishi
---------------------------------------------------------------------------------------------------
Jeffrey H.         0             $0             0             $0           0              $0
Susman
---------------------------------------------------------------------------------------------------
Colin Dunn         0             $0             0             $0           0              $0
---------------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. A portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objective, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.


THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.


The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to the greater of its "Basis Point Fee" or its "Portfolio Minimum Fee." The Basis Point Fee will be calculated as follows: 0.06% for the first $1 billion in assets, 0.045% for the next $2 billion in assets, 0.03% for the next $3 billion in assets, 0.025% for the next $4 billion in assets and 0.02% for all assets greater than $10 billion. The Basis Point Fee is calculated based on the aggregate total average daily net assets of the Cambiar Funds administered during the period. Basis Point Fees so calculated shall be allocated to each Cambiar Fund on a pro rata basis based on the average daily net assets of each such Cambiar Fund during the period. The Portfolio Minimum Fee shall be $50,000 for each Cambiar Fund plus $10,000 for each class of shares, not including the first class, of each Cambiar Fund. Due to the Portfolio Minimum Fee, the annual administration fee the Funds pay may exceed the Basis Point Fee at low asset levels.

For the fiscal years ended April 30, 2012, 2013, and 2014, the Funds paid the Administrator the following fees:

--------------------------------------------------------------------------------
                                       ADMINISTRATION FEES PAID
--------------------------------------------------------------------------------
FUND                               2012          2013            2014
--------------------------------------------------------------------------------
Opportunity Fund                 $734,903       $511,099        $415,666
--------------------------------------------------------------------------------
International Equity Fund        $17,030         $17,183         $57,553
--------------------------------------------------------------------------------
Small Cap Fund                   $440,136       $564,874        $686,780
--------------------------------------------------------------------------------
Aggressive Value Fund            $136,798        $76,777         $77,913
--------------------------------------------------------------------------------
SMID Fund                         $691(1)         $810            $1,203
--------------------------------------------------------------------------------
Global Select Fund                $238(2)         $634             $867
--------------------------------------------------------------------------------

(1) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.

(2) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.


THE DISTRIBUTOR


The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of a Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from a Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from a Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES


Financial intermediaries may receive payments from the resources of the Adviser and/or its affiliates as incentives to market the Funds, to cooperate with the promotional efforts of the Funds, and/or in recognition of their marketing, administrative services, and/or processing support. Such services include, but are not limited to: processing and mailing trade confirmations to clients; processing and mailing monthly client statements for Fund shareholders; capturing, processing and mailing tax data to Fund shareholders; issuing and mailing dividend checks to shareholders that select cash distributions; preparing record date lists of shareholders for proxy solicitations and mailing proxy materials to shareholders; trading execution; proper settlement of all transactions; collecting and posting distributions to shareholder accounts; automated sweep of proceeds from redemptions; handling organizational actions such as fund mergers and name changes; providing a dedicated shareholder service center that addresses all client and broker inquiries regarding operational issuers and Fund investment performance; establishing, maintaining and processing systematic withdrawals and automated investment plans; establishing and maintaining shareholder account registrations and distribution options; processing purchases, liquidations, exchanges, transfers, dividend options; maintaining address changes; and processing 12b-1 payments.


Marketing support and/or administrative services payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's retail distribution channel or program, payments may include one or more of the following: business planning assistance; educating financial intermediary personnel about the Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments out of their own resources to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. From time to time, out of the own resources of the Adviser and/or its affiliates, additional payments may be made to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

CUSTODIAN


MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco CA 94104 (the "Custodian") serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and financial highlights, including the notes thereto, for the fiscal year ended April 30, 2014 have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objective, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.


The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.


In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.



-------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH           OCCUPATIONS             OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH           TRUST          IN THE PAST 5 YEARS                   PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Robert Nesher            Chairman of the        SEI employee 1974 to       Current Directorships: Trustee of
(Born: 1946)             Board of Trustees(1)   present; currently         The Advisors' Inner Circle Fund II,
                         (since 1991)           performs various           Bishop Street Funds, SEI Daily
                                                services on behalf of      Income Trust, SEI Institutional
                                                SEI Investments for        International Trust, SEI Institutional
                                                which Mr. Nesher is        Investments Trust, SEI Institutional
                                                compensated.               Managed Trust, SEI Liquid Asset
                                                Vice Chairman of The       Trust, SEI Asset Allocation Trust,
                                                Advisors' Inner Circle     SEI Tax Exempt Trust, Adviser
                                                Fund III. President        Managed Trust, New Covenant
                                                and Director of SEI        Funds, SEI Insurance Products Trust
                                                Structured Credit Fund,    and The KP Funds. Director of SEI
                                                LP. President and Chief    Global Master Fund plc, SEI Global
                                                Executive Officer of       Assets Fund plc, SEI Global
                                                SEI Alpha Strategy         Investments Fund plc, SEI
                                                Portfolios, LP, June       Investments--Global Funds
                                                2007 to September          Services, Limited, SEI Investments
                                                2013. President and        Global, Limited, SEI Investments
                                                Director of SEI            (Europe) Ltd., SEI Investments--
                                                Opportunity  Fund,         Unit Trust Management (UK)
                                                L.P. to 2010.              Limited, SEI Multi-Strategy Funds
                                                                           PLC and SEI Global Nominee Ltd.

                                                                           Former Directorships: Director of
                                                                           SEI Opportunity Fund, L.P. to 2010.
                                                                           Director of SEI Alpha Strategy
                                                                           Portfolios, LP to 2013.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH           OCCUPATIONS             OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH           TRUST          IN THE PAST 5 YEARS                   PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
William M. Doran         Trustee(1)             Self-Employed              Current Directorships: Trustee of
(Born: 1940)             (since 1991)           Consultant since 2003.     The Advisors' Inner Circle Fund II,
                                                Partner at Morgan,         The Advisors' Inner Circle Fund III,
                                                Lewis & Bockius LLP        Bishop Street Funds, SEI Daily
                                                (law firm) from 1976       Income Trust, SEI Institutional
                                                to 2003. Counsel to the    International Trust, SEI Institutional
                                                Trust, SEI Investments,    Investments Trust, SEI Institutional
                                                SIMC, the                  Managed Trust, SEI Liquid Asset
                                                Administrator and the      Trust, SEI Asset Allocation Trust,
                                                Distributor.               SEI Tax Exempt Trust, Adviser
                                                                           Managed Trust, New Covenant
                                                                           Funds, SEI Insurance Products Trust
                                                                           and The KP Funds. Director of SEI
                                                                           Investments (Europe), Limited, SEI
                                                                           Investments--Global Funds
                                                                           Services, Limited, SEI Investments
                                                                           Global, Limited, SEI Investments
                                                                           (Asia), Limited, SEI Global
                                                                           Nominee Ltd. and SEI Investments --
                                                                           Unit Trust Management (UK)
                                                                           Limited. Director of the Distributor
                                                                           since 2003.

                                                                           Former Directorships: Director of
                                                                           SEI Alpha Strategy Portfolios, LP to
                                                                           2013.
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
John K. Darr             Trustee                Retired. Chief             Current Directorships: Trustee of
(Born: 1944)             (since 2008)           Executive Officer,         The Advisors' Inner Circle Fund II,
                                                Office of Finance,         Bishop Street Funds and The KP
                                                Federal Home Loan          Funds. Director of Federal Home
                                                Banks, from 1992 to        Loan Banks of Pittsburgh, Manna,
                                                2007.                      Inc. (non-profit developer of
                                                                           affordable housing for ownership)
                                                                           and Meals on Wheels,
                                                                           Lewes/Rehoboth Beach.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH           OCCUPATIONS             OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH           TRUST          IN THE PAST 5 YEARS                   PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.    Trustee                Self-Employed              Current Directorships: Trustee of
(Born: 1952)             (since 2011)           Consultant since           The Advisors' Inner Circle Fund II,
                                                January 2012. Director     Bishop Street Funds and The KP
                                                of Endowments and          Funds. Director of The Korea Fund,
                                                Foundations,               Inc.
                                                Morningstar
                                                Investment
                                                Management,
                                                Morningstar,  Inc.,
                                                February 2010 to May
                                                2011. Director of
                                                International
                                                Consulting and Chief
                                                Executive Officer of
                                                Morningstar
                                                Associates Europe
                                                Limited, Morningstar,
                                                Inc., May 2007 to
                                                February 2010.
                                                Country Manager --
                                                Morningstar UK
                                                Limited, Morningstar,
                                                Inc., June 2005 to May
                                                2007.
-------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson      Trustee                Retired. Private           Current Directorships: Trustee of
(Born: 1942)             (since 2005)           Investor since 1994.       The Advisors' Inner Circle Fund II,
                                                                           Bishop Street Funds, SEI Asset
                                                                           Allocation Trust, SEI Daily Income
                                                                           Trust, SEI Institutional International
                                                                           Trust, SEI Institutional Managed
                                                                           Trust, SEI Institutional Investments
                                                                           Trust, SEI Liquid Asset Trust, SEI
                                                                           Tax Exempt Trust, Adviser Managed
                                                                           Trust, New Covenant Funds, SEI
                                                                           Insurance Products Trust and The
                                                                           KP Funds. Director of Federal
                                                                           Agricultural Mortgage Corporation
                                                                           (Farmer Mac) since 1997.
                                                                           Former Directorships: Director of
                                                                           SEI Alpha Strategy Portfolios, LP to
                                                                           2013.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH           OCCUPATIONS             OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH           TRUST          IN THE PAST 5 YEARS                   PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian       Trustee                Vice President,            Current Directorships: Trustee of
(Born: 1943)             (since 2005)           Compliance, AARP           The Advisors' Inner Circle Fund II,
                                                Financial Inc., from       Bishop Street Funds and The KP
                                                2008 to 2010. Self-        Funds.
                                                Employed Legal and
                                                Financial Services
                                                Consultant since 2003.
                                                Counsel (in-house) for
                                                State Street Bank from
                                                1995 to 2003.
-------------------------------------------------------------------------------------------------------------------
Bruce Speca              Trustee                Global Head of Asset       Current Directorships: Trustee of
(Born: 1956)             (since 2011)           Allocation, Manulife       The Advisors' Inner Circle Fund II,
                                                Asset Management           Bishop Street Funds and The KP
                                                (subsidiary of             Funds.
                                                Manulife Financial),
                                                June 2010 to May
                                                2011. Executive Vice
                                                President -- Investment
                                                Management Services,
                                                John Hancock
                                                Financial Services
                                                (subsidiary of
                                                Manulife Financial),
                                                June 2003 to June
                                                2010.
-------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.  Trustee                Retired since January      Current Directorships: Trustee/
(Born: 1942)             (since 1999)           2012. Self-employed        Director of State Street Navigator
                         Lead Independent       Consultant, Newfound       Securities Lending Trust, The
                         Trustee                Consultants Inc., April    Advisors' Inner Circle Fund II,
                                                1997 to December           Bishop Street Funds, SEI Structured
                                                2011.                      Credit Fund, LP, SEI Daily Income
                                                                           Trust, SEI Institutional International
                                                                           Trust, SEI Institutional Investments
                                                                           Trust, SEI Institutional Managed
                                                                           Trust, SEI Liquid Asset Trust, SEI
                                                                           Asset Allocation Trust, SEI Tax
                                                                           Exempt Trust, Adviser Managed
                                                                           Trust, New Covenant Funds, SEI
                                                                           Insurance Products Trust and The
                                                                           KP Funds. Member of the
                                                                           independent review committee for
                                                                           SEI's Canadian-registered mutual
                                                                           funds.

                                                                           Former Directorships: Director of
                                                                           SEI Opportunity Fund, L.P. to 2010.
                                                                           Director of SEI Alpha Strategy
                                                                           Portfolios, LP to 2013.
-------------------------------------------------------------------------------------------------------------------

----------
(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.


The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities;
     (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met fifty (50) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the

     Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met one (1) time during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



-------------------------------------------------------------------------------------
                     DOLLAR RANGE OF FUND          AGGREGATE DOLLAR RANGE OF SHARES
NAME                   SHARES (FUND)(1)          (ALL FUNDS IN THE FUND COMPLEX)(1,2)
-------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------
Doran                       None                                 None
-------------------------------------------------------------------------------------
Nesher                      None                                 None
-------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------
Darr                        None                                 None
-------------------------------------------------------------------------------------
Grause                      None                                 None
-------------------------------------------------------------------------------------
Johnson     Over $100,000 (Cambiar Opportunity Fund)        Over $100,000
-------------------------------------------------------------------------------------
Krikorian                   None                                 None
-------------------------------------------------------------------------------------
Speca                       None                                 None
-------------------------------------------------------------------------------------
Sullivan                    None                                 None
-------------------------------------------------------------------------------------



(1)  Valuation date is December 31, 2013.

(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Funds' most recently completed fiscal year.



--------------------------------------------------------------------------------------------------------
                                 PENSION OR
                                 RETIREMENT            ESTIMATED
               AGGREGATE      BENEFITS ACCRUED     ANNUAL BENEFITS
              COMPENSATION     AS PART OF FUND           UPON              TOTAL COMPENSATION FROM THE
NAME         FROM THE TRUST       EXPENSES            RETIREMENT            TRUST AND FUND COMPLEX(1)
--------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------
Doran             $0                N/A                  N/A             $0 for service on one (1) board
--------------------------------------------------------------------------------------------------------
Nesher            $0                N/A                  N/A             $0 for service on one (1) board
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------
Darr           $75,234              N/A                  N/A             $75,234 for service on one (1)
                                                                           board
--------------------------------------------------------------------------------------------------------
Grause         $75,234              N/A                  N/A             $75,234 for service on one (1)
                                                                           board
--------------------------------------------------------------------------------------------------------
Johnson        $75,234              N/A                  N/A             $75,234 for service on one (1)
                                                                           board
--------------------------------------------------------------------------------------------------------
Krikorian      $75,234              N/A                  N/A             $75,234 for service on one (1)
                                                                           board
--------------------------------------------------------------------------------------------------------
Speca          $75,234              N/A                  N/A             $75,234 for service on one (1)
                                                                           board
--------------------------------------------------------------------------------------------------------
Sullivan       $75,234              N/A                  N/A             $75,234 for service on one (1)
                                                                            board
--------------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


----------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH          POSITION WITH TRUST                       PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
Michael Beattie   President                                 Director of Client Service, SEI Investments
(Born: 1965)      (since 2011)                              Company, since 2004.
----------------------------------------------------------------------------------------------------------------
Rami Abdel-       Treasurer, Controller and Chief           Director, SEI Investments, Fund Accounting since
Rahman            Financial Officer                         June 2014. Fund Accounting Director, BNY
(Born: 1974)      (since 2014)                              Mellon, from 2006 to 2014. Fund Accounting
                                                            Manager, JPMorgan Chase, from 1998 to 2006.
----------------------------------------------------------------------------------------------------------------
Dianne M.         Vice President and Secretary              Counsel at SEI Investments since 2010. Associate
Descoteaux        (since 2011)                              at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                2010.
----------------------------------------------------------------------------------------------------------------
Russell Emery     Chief Compliance Officer                  Chief Compliance Officer of SEI Structured Credit
(Born: 1962)      (since 2006)                              Fund, LP since June 2007. Chief Compliance
                                                            Officer of SEI Alpha Strategy Portfolios, LP from
                                                            June 2007 to September 2013. Chief Compliance
                                                            Officer of The Advisors' Inner Circle Fund II, The
                                                            Advisors' Inner Circle Fund III, Bishop Street
                                                            Funds, SEI Institutional Managed Trust, SEI Asset
                                                            Allocation Trust, SEI Institutional International
                                                            Trust, SEI Institutional Investments Trust, SEI
                                                            Daily Income Trust, SEI Liquid Asset Trust, SEI
                                                            Tax Exempt Trust, Adviser Managed Trust, New
                                                            Covenant Funds, SEI Insurance Products Trust and
                                                            The KP Funds. Chief Compliance Officer of SEI
                                                            Opportunity Fund, L.P. until 2010. Director of
                                                            Investment Product Management and
                                                            Development, SEI Investments, since February
                                                            2003; Senior Investment Analyst -- Equity Team,
                                                            SEI Investments, from March 2000 to February
                                                            2003.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH          POSITION WITH TRUST                       PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
John Munch        Vice President and Assistant Secretary    Attorney, SEI Investments Company, since 2001.
(Born: 1971)      (since 2012)                              General Counsel, SEI Investments Distribution
                                                            Co., since 2004.
----------------------------------------------------------------------------------------------------------------
Lisa Whittaker    Vice President and Assistant Secretary    Attorney, SEI Investments Company (2012-
(Born: 1978)      (since 2013)                              present). Associate Counsel and Compliance
                                                            Officer, The Glenmede Trust Company, N.A.
                                                            (2011-2012). Associate, Drinker Biddle & Reath
                                                            LLP (2006-2011).
----------------------------------------------------------------------------------------------------------------
John Y. Kim       Vice President and Assistant Secretary    Attorney, SEI Investments Company (2014-
(Born: 1981)      (since 2014)                              present). Associate, Stradley Ronon Stevens &
                                                            Young, LLP (2009-2014).
----------------------------------------------------------------------------------------------------------------
Edward            Privacy Officer                           Compliance Manager of SEI Investments
McCusker          (since 2013)                              Company, May 2011 -- April 2013. Project
(Born: 1983)                                                Manager and AML Operations Lead of SEI Private
                  AML Officer                               Trust Company, September 2010 -- May 2011.
                  (since 2013)                              Private Banking Client Service Professional of SEI
                                                            Private Banking and Trust, September 2008 --
                                                            September 2010.
----------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES


Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.


The Funds have no current intention to allow purchases in-kind, but under certain circumstances a Fund may allow investors to purchase shares by contributing securities in-kind to the Fund, provided that the securities used to purchase Fund shares are appropriate investments for the Fund, are consistent with the Fund's investment objective and policies, and meet any other applicable criteria established by the Adviser, such as liquidity. A

Fund will value the securities in accordance with the Funds' policies and procedures with respect to the valuation of portfolio securities, as of the time at which the Funds determine the net asset value per share of each Fund (the "NAV") on the day that the securities are contributed to the Fund in-kind. The Adviser has the sole discretion with respect to determining whether particular securities may be used as payment in-kind for Fund shares.


DETERMINATION OF NET ASSET VALUE


GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.


TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY ("RIC"). Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and these relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would generally be taxed as if they received ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses" are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally only requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income but does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.


SHAREHOLDER TREATMENT. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder,
(iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares. Each Fund will inform you of the amount your ordinary income dividends, qualified dividend income and capital gains distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.

A Fund's dividends that are paid to their corporate shareholders and are designated by the Fund as attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund make a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.


Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).


If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Each Fund (or its administrative agent) is required to report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares each Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to report the gross proceeds from the sale of Fund shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

FOREIGN TAXES. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on such securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by a Fund, subject to certain limitations. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit (subject to significant limitations) they may be entitled to use against their federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.


Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts with respect to securities will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above in the paragraph discussing the requirements for qualification as a RIC. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Such Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic payments on a swap will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which may be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash.
Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including excise tax discussed above. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale debt securities are generally treated as ordinary losses by the Fund. These gains- when distributed- will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

BACKUP WITHHOLDING. In certain cases, each Fund will be required to withhold at a rate of 28% and remit to the U.S. Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and may be subject to additional reporting obligations and are therefore strongly encouraged to consult their tax advisors prior to investing in a Fund.


A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of each Fund's shares received by such Fund's shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. Each Fund will not pay any additional amounts in respect to any amounts withheld. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"); (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.


STATE TAXES. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by each Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above.


Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes on an investment in Fund shares.


The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.


BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over the counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

For the fiscal years ended April 30, 2012, 2013, and 2014, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
FUND                   AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------
                              2012              2013            2014
--------------------------------------------------------------------------------
Opportunity Fund           $2,212,822       $1,360,908        $752,569
--------------------------------------------------------------------------------
International Fund           $62,425          $80,726         $488,181
--------------------------------------------------------------------------------
Small Cap Fund             $1,719,041       $1,914,435       $2,083,014
--------------------------------------------------------------------------------
Aggressive Value
Fund                       $2,692,874       $1,020,072        $985,080
--------------------------------------------------------------------------------
SMID Fund                  $2,658(1)         $4,305            $2,140
--------------------------------------------------------------------------------
Global Select Fund         $1,577(2)         $1,760            $2,803
--------------------------------------------------------------------------------

(1) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.

(2) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.


In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

COMMISSION SHARING ARRANGEMENT ("CSA"). The Adviser utilizes a Commission Sharing Arrangement ("CSA") to obtain research from certain macro research firms with Instinet being the executing broker and facilitator of the CSA. Allocations to the macro research firms are determined by the Adviser's broker-vote process.

For the fiscal year ended April 30, 2014 the Funds paid the following commissions through the CSA program:



------------------------------------------------------------------------------------------
                                                                  TOTAL DOLLAR AMOUNT OF
                        TOTAL DOLLAR AMOUNT OF BROKERAGE          TRANSACTIONS INVOLVING
                        COMMISSIONS FOR RESEARCH SERVICES        BROKERAGE COMMISSIONS FOR
FUND                                 (CSA)                        RESEARCH SERVICES (CSA)
------------------------------------------------------------------------------------------
Opportunity Fund                   $45,615                           $46,075,204
------------------------------------------------------------------------------------------
International Fund                    N/A                               N/A
------------------------------------------------------------------------------------------
Small Cap Fund                      $8,714                            $5,899,702
------------------------------------------------------------------------------------------
Aggressive Value Fund               $6,495                            $6,618,207
------------------------------------------------------------------------------------------
SMID Fund                             N/A                               N/A
------------------------------------------------------------------------------------------
Global Select Fund                    N/A                               N/A
------------------------------------------------------------------------------------------



BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended April 30, 2012, 2013, and 2014, the Funds paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the fiscal year that ended April 30, 2014, the Funds did not hold any securities of "regular broker-dealers."

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended April 30, 2013 and 2014, the portfolio turnover rates for the Funds were as follows:

--------------------------------------------------------------------------------
FUND                                         PORTFOLIO TURNOVER RATE
                                  ----------------------------------------------
                                            2013               2014
--------------------------------------------------------------------------------
Opportunity Fund                            64%                58%
--------------------------------------------------------------------------------
International Equity Fund                   75%                58%
--------------------------------------------------------------------------------
Small Cap Fund                              71%                67%
--------------------------------------------------------------------------------
Aggressive Value Fund                       85%              167%(1)
--------------------------------------------------------------------------------
SMID Fund                                  105%                71%
--------------------------------------------------------------------------------
Global Select Fund                          70%                67%
--------------------------------------------------------------------------------

(1) The portfolio turnover rate of the Aggressive Value Fund was higher for the fiscal year ended April 30, 2014 due to changes in market conditions.


DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, on the one hand, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31 and April 30). Each Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters is available in Shareholder Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-777-8227.

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, each Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/ and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator, the financial printer or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that conflicts between the interests of the Funds' shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Complete portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.

The Adviser currently has arrangements to provide: Opportunity Fund non-public portfolio holdings information to Russell Mellon and Watershed Investment Consultants, Inc.; International Equity Fund non-public holdings information to Mercer Investments and Russell Mellon; and Small Cap Fund non-public holdings information to Russell Mellon and Morgan Stanley Smith Barney LLC. The Adviser reports the complete portfolio (including security name, ticker, cusip, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings. This is generally sent on a quarterly basis, but may vary. The lag time for such disclosures will also vary. Each Fund's portfolio holdings are used to create 1) a quarterly profile to educate brokers and 2) to conduct quarterly due diligence on the Fund. This information is considered confidential and will not be distributed to the public. The Funds believe these disclosures serve a legitimate business purpose. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Funds or the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds' portfolio holdings information.


DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The

Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.


SHAREHOLDER LIABILITY


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING


The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the SEC's website at http://www.sec.gov.


CODES OF ETHICS


The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


5% AND 25% SHAREHOLDERS


As of August 4, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of shares of a Fund. The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
                                               NUMBER OF
SHAREHOLDER                                     SHARES             % OF CLASS
--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
FIRST CLEARING LLC
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER               8,191,219.9010           45.32%
2801 MARKET ST
SAINT LOUIS MO 63103-2523
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER                 3,217,435.8200           17.80%
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS                           1,859,746.2260           10.29%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY                   1,554,275.3590            8.60%
C/O KANALY TRUST
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
--------------------------------------------------------------------------------
PERSHING LLC
PO BOX 2052                                   992,819.0490            5.49%
JERSEY CITY NJ 07303-2052
--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
BAND & CO C/O US BANK NA
1555 N. RIVERCENTER DRIVE STE. 302          3,644,259.6210           44.20%
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS                           1,382,222.6120           16.76%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS                            1,177,709.6220           14.28%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UBS WM USA
0O0 11011 6100
OMNI ACCOUNT M/F                              662,903.0070            8.04%
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD FL 5
WEEHAWKEN NJ 07086-6761
--------------------------------------------------------------------------------
RELIANCE TRUST COMPANY
LIFESTYLES R/R                                522,020.2020            6.33%
PO BOX 48529
ATLANTA GA 30362-1529
--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL FUND                           12,573,034.1400           36.85%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS                            7,920,099.9580           23.21%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
PERSHING LLC
PO BOX 2052                                 2,697,404.6510            7.91%
JERSEY CITY NJ 07303-2052
--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL FUND                            4,289,615.6400           27.58%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH
INC FOR THE SOLE BENEFIT
OF ITS CUSTOMERS                            3,648,785.5770           23.46%
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS                            2,856,169.4000           18.36%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER                 2,786,317.0780           46.63%
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
UBS WM USA
0O0 11011 6100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OMNI ACCOUNT M/F                              611,746.0900           10.24%
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD FL 5
WEEHAWKEN NJ 07086-6761
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL FUND                              442,276.6300            7.40%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS                              423,419.9570            7.09%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CAPINCO C/O US BANK NA
1555 N. RIVERCENTER DRIVE STE. 302            400,867.2610            6.71%
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------
FIRST CLEARING LLC
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER                 391,627.9240            6.55%
2801 MARKET ST
SAINT LOUIS MO 63103-2523
--------------------------------------------------------------------------------
CAMBIAR SMID FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER                   457,050.0860           65.73%
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP
2401 E 2ND AVE STE 400                        105,301.6760           15.14%
DENVER CO 80206-4716
--------------------------------------------------------------------------------
BRIAN M BARISH
75 S FOREST ST                                 55,131.7680            7.93%
DENVER CO 80246-1144
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS                               36,003.4080            5.18%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CAMBIAR AGGRESSIVE VALUE FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS                            4,721,563.6290           34.03%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS                           3,836,674.6310           27.65%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AMERITRADE INC FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
PO BOX 2226                                   702,607.3490            5.06%
OMAHA NE 68103-2226
--------------------------------------------------------------------------------
CAMBIAR GLOBAL SELECT FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP
2401 E 2ND AVE STE 400                        112,783.9210           75.54%
DENVER CO 80206-4716
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS                               22,464.8840           15.05%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS                              11,730.0780            7.86%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUND                            4,270,819.4300           16.45%
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
FIRST CLEARING LLC
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER               3,873,338.7060           14.92%
2801 MARKET ST
SAINT LOUIS MO 63103-2523
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER &
SMITH INC FOR THE SOLE BENEFIT
OF ITS CUSTOMERS                            3,851,259.1880           14.83%
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS                            3,726,992.2910           14.35%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER                 3,351,096.9780           12.90%
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
UBS WM USA
0O0 11011 6100
OMNI ACCOUNT M/F                            1,455,896.9330            5.61%
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD FL 5
WEEHAWKEN NJ 07086-6761
--------------------------------------------------------------------------------

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.


DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATING SCALE


Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.


DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATING SCALE


P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.


NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.


C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.


DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).


In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.


DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.


CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.


NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

               APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy and Procedure

JULY 28, 2014

OBJECTIVE:
The objective of Cambiar Investors, LLC's proxy voting process is to maximize the long-term investment performance of our clients.

POLICY:
Cambiar will typically vote all proxy proposals in accordance with management recommendations unless the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar's policy to vote against these proposals. If Cambiar sees it necessary to become further involved, the Analyst will directly engage management.

PROXY VOTING PROCEDURE:
The procedure for processing proxy ballots is as follows:

1. Cambiar should review a new client's Investment Advisory Agreement to determine whether it is responsible for voting proxies.

2. Relevent custodians are directed to send all proxy material to Cambiar for clients for whom Cambiar retains proxy voting authority. Cambiar has retained Glass Lewis & Co. to provide independent research. Cambiar votes proxies through Broadridge's Proxy Edge platform.

3. The Proxy Administrator reviews the research provided by Glass Lewis & Co. for each company meeting and each proposal. If Glass Lewis' recommendations agree and favor management, Cambiar votes according to management's recommendations.

4. If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or Glass Lewis recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager/Analyst responsible for the investment and vote per the Portfolio Manager/Analyst's recommendations.

     Where a material conflict of interest has been identified, Cambiar will vote based on Glass Lewis's recommendation to ensure the best economic interests of its clients are met.

5. Cambiar keeps a record of all accounts and proxies voted and provides monthly and/or quarterly reports as required through the Proxy Edge platform.

6. On a regular basis, the Proxy Administrator reviews the proxy voting record with the Portfolio Managers.

7.   Copies of this procedure can be obtained free of charge by:

     >    calling Cambiar Investors, LLC toll-free at 888-673-9950 or
     >    by visiting our web site at http://www.cambiar.com or
     >    by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

                   Redefining Value Since 1973 | cambiar.com
         2401 E. Second Ave. #500, Denver, CO 80206 | tel 303.302.9000
                      toll 1.888.673.9950 fax 303.302.9051

8. By August 31, each year Cambiar's annual proxy voting record for the previous 12 months ending June 30 may be obtained free of charge by:

     >    calling 888-673-9950 or
     >    by visiting our web site at www.cambiar.com or
     >    by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

CLASS ACTION PROCEDURES:

Cambiar has engaged a third party class action claims service, Class Actions Claims Management, to provide securities class action research and proof of claim filing services for our clients. Class Action Claims Management shall participate in all relevant class actions.

                   Redefining Value Since 1973 | cambiar.com
         2401 E. Second Ave. #500, Denver, CO 80206 | tel 303.302.9000
                      toll 1.888.673.9950 fax 303.302.9051

                                                               [GRAPHIC OMITTED]





PROXY PAPER(TM)
GUIDELINES

2014 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

                                                                   UNITED STATES

COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

TABLE OF
CONTENTS

I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2014                                    1
Majority-Approved Shareholder Proposals Seeking Board Declassification         1
Poison Pills with a Term of One Year or Less                                   1
Dual-Listed Companies                                                          1
Hedging and Pledging of Stock                                                  1
SEC Final Rules Regarding Compensation Committee Member
  Independence and Compensation Consultants                                    1

II. A BOARD OF DIRECTORS THAT SERVES
THE INTERESTS OF SHAREHOLDERS                                                  2
Election of Directors                                                          2
  Independence                                                                 2
  Voting Recommendations on the Basis of Board Independence                    4
  Committee Independence                                                       4
  Independent Chairman                                                         4
  Performance                                                                  5
  Voting Recommendations on the Basis of Performance                           5
  Board Responsiveness                                                         6
  The Role of a Committee Chairman                                             6
  Audit Committees and Performance                                             7
  Standards for Assessing the Audit Committee                                  7
  Compensation Committee Performance                                          10
  Nominating and Governance Committee Performance                             12
  Board Level Risk Management Oversight                                       13
  Experience                                                                  14
  Other Considerations                                                        14
  Controlled Companies                                                        16
  Unofficially Controlled Companies and 20-50% Beneficial Owners              17
  Exceptions for Recent IPOs                                                  17
  Dual-Listed Companies                                                       18
  Mutual Fund Boards                                                          18
Declassified Boards                                                           19
Mandatory Director Term and Age limits                                        20
Requiring Two or More Nominees per Board Seat                                 21
Proxy Access                                                                  21


                                       I

Majority Vote for the Election of Directors                                   21
  The Plurality Vote Standard                                                 21
  Advantages of a Majority Vote Standard                                      22

III. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING                        23

Auditor Ratification                                                          23
  Voting Recommendations on Auditor Ratification              `               23
Pension Accounting Issues                                                     24

IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE                             25

Advisory Vote on Executive Compensation ("Say-on-Pay")                        25
  Say-on-Pay Voting Recommendations                                           26
  Company Responsiveness                                                      27
  Pay for Performance                                                         27
  Short-Term Incentives                                                       27
  Long-Term Incentives                                                        28
  Recoupment ("Clawback") Provisions                                          29
  Hedging of Stock                                                            29
  Pledging of Stock                                                           29
  Compensation Consultant Independence                                        30
Frequency of Say-on-Pay                                                       30
Vote on Golden Parachute Arrangements                                         31
Equity-Based Compensation Plan Proposals                                      31
  Option Exchanges                                                            32
  Option Backdating, Spring-Loading and Bullet-Dodging                        33
  Director Compensation Plans                                                 33
Executive Compensation Tax Deductibility (IRS 162(m) Compliance)              34

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE                         35

Anti-Takeover Measures                                                        35
  Poison Pills (Shareholder Rights Plans)                                     35
  NOL Poison Pills                                                            35
  Fair Price Provisions                                                       36
Reincorporation                                                               37
Exclusive Forum Provisions                                                    37
Authorized Shares                                                             38
Advance Notice Requirements                                                   38
Voting Structure                                                              39
  Cumulative Voting                                                           39
  Supermajority Vote Requirements                                             40


                                       II

Transaction of Other Business                                                 40
Anti-Greenmail Proposals                                                      40
Mutual Funds: Investment Policies and Advisory Agreements                     40
Real Estate Investment Trusts                                                 41
  Preferred Stock Issuances at REITs                                          41
Business Development Companies                                                41
  Authorization to Sell Shares at a Price below Net Asset Value               41

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE
SHAREHOLDER INITIATIVES OVERVIEW                                              43


                                      III

I. (OVERVIEW) OF SIGNIFICANT UPDATES FOR 2014

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we've made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail throughout this document:

MAJORITY-APPROVED SHAREHOLDER PROPOSALS SEEKING
BOARD DECLASSIFICATION

     o We have updated our policy with regard to implementation of majority-approved shareholder proposals seeking board declassification. If a company fails to implement a shareholder proposal seeking board declassification, which received majority support from shareholders (excluding abstentions and broker non-votes) at the previous year's annual meeting, we will consider recommending that shareholders vote against all nominees up for election that served throughout the previous year, regardless of their committee membership.


POISON PILLS WITH A TERM OF ONE YEAR OR LESS

     o We have refined our policy with regard to short-term poison pills (those with a term of one year or less). If a poison pill with a term of one year or less was adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.


DUAL-LISTED COMPANIES

     o We have clarified our approach to companies whose shares are listed on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules. In determining which Glass Lewis country-specific policy to apply, we will consider a number of factors, and we will apply the policy standards most relevant in each situation.

HEDGING AND PLEDGING OF STOCK

     o We have included general discussions of our policies regarding hedging of stock and pledging of shares owned by executives.

SEC FINAL RULES REGARDING COMPENSATION COMMITTEE MEMBER
INDEPENDENCE AND COMPENSATION CONSULTANTS

     o We have summarized the SEC requirements for compensation committee member independence and compensation consultant independence, and how these new rules may affect our evaluation of compensation committee members. These requirements were mandated by Section 952 of the Dodd-Frank Act and formally adopted by the NYSE and NASDAQ in 2013. Companies listed on these exchanges were required to meet certain basic requirements under the new rules by July 1, 2013, with full compliance by the earlier of their first annual meeting after January 15, 2014, or October 31, 2014.

II.A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director's service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difficult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company: Independent Director -- An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years(1) before the inquiry are usually considered "current" for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

----------
1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

Affiliated Director -- An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.(2) This includes directors whose employers have a material financial relationship with the company.(3) In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.(4) We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of ''Material'': A material relationship is one in which the dollar value exceeds:

     o $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

     o $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;(5) and any aircraft and real estate dealings between the company and the director's firm; or

     o 1% of either company's consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).(6)

Definition of ''Familial'': Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual's compensation.

Definition of ''Company'': A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director -- An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director's own best interests. Therefore, we will recommend voting against such a director.

----------
2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.
3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of ''material.'' 4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5 We will generally take into consideration the size and nature of such charitable entities in relation to the company's size and industry along with any other relevant factors such as the director's role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
6 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically(7) recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman's presence.

In addition, we scrutinize avowedly ''independent'' chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company's audit, compensation, nominating, and governance committees.(8) We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board's considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the ''Fees Factor''); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the ''Affiliation Factor'').

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director's affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched

----------
7 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.
8 We will recommend voting against an audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.

position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board's responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction------one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.(9) Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.(10) We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.(11)

2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director's fault (we look at these late filing situations on a case-by-case basis).

----------
9 Ken Favaro, Per-Ola Karlsson and Gary Neilson. ''CEO Succession 2000-2009: A Decade of Convergence and Compression.'' Booz & Company (from Strategy+Business, Issue 59, Summer 2010).
10 Spencer Stuart Board Index, 2013, p. 5
11 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor if we recommend to vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

     o At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

     o Any revisions made to the company's articles of incorporation, bylaws or other governance documents;

     o Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

     o Any modifications made to the design and structure of the company's compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

     o If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the ''senior director''); and

     o If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because ''[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.''(12) When assessing an audit committee's performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

     A PROPER AND WELL-FUNCTIONING SYSTEM EXISTS, THEREFORE, WHEN THE THREE MAIN GROUPS RESPONSIBLE FOR FINANCIAL REPORTING -- THE FULL BOARD INCLUDING THE AUDIT COMMITTEE, FINANCIAL MANAGEMENT INCLUDING THE INTERNAL AUDITORS, AND THE OUTSIDE AUDITORS -- FORM A 'THREE LEGGED STOOL' THAT SUPPORTS RESPONSIBLE FINANCIAL DISCLOSURE AND ACTIVE PARTICIPATORY OVERSIGHT. HOWEVER, IN THE VIEW OF THE COMMITTEE, THE AUDIT COMMITTEE MUST BE 'FIRST AMONG EQUALS' IN THIS PROCESS, SINCE THE AUDIT COMMITTEE IS AN EXTENSION OF THE FULL BOARD AND HENCE THE ULTIMATE MONITOR OF THE PROCESS.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors' behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said ''members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.''(13)

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While

----------
12 Audit Committee Effectiveness -- What Works Best.'' PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
13 Commission on Public Trust and Private Enterprise. The Conference Board.
2003
                                       7
we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:(14)

1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2. The audit committee chair, if the audit committee does not have a financial expert or the committee's financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.   The audit committee chair, if the committee has less than three members.

5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member's attendance at all board and committee meetings.(15)

6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (''PCAOB'').

9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

----------
14 As discussed under the section labeled ''Committee Chairman,'' where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.
15 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director's experience, the size, industry-mix and location of the companies involved and the director's attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11. The audit committee chair(16) if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12. All members of an audit committee where the auditor has resigned and reported that a section 10A(17) letter has been issued.

13. All members of an audit committee at a time when material accounting fraud occurred at the company.(18) 14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

     o    The restatement involves fraud or manipulation by insiders;

     o    The restatement is accompanied by an SEC inquiry or investigation;

     o    The restatement involves revenue recognition;

     o The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

     o The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17. All members of an audit committee when the company has aggressive accounting policies and/ or poor disclosure or lack of sufficient transparency in its financial statements.

18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company for damages.(19)

20. All members of the audit committee who served since the date of the company's last annual

----------
16 As discussed under the section labeled ''Committee Chairman,'' in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
17 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
18 Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines------facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. ''Fraudulent Financial
Reporting: 1998-2007.'' May 2010).
19 The Council of Institutional Investors. ''Corporate Governance Policies,''
p. 4, April 5, 2006; and ''Letter from Council of Institutional Investors to the AICPA,'' November 8, 2006.

     meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business's long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant's conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (''CD&A'') report included in each company's proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company's top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:(20)

1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation

----------
20 As discussed under the section labeled ''Committee Chairman,'' where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

     at the annual meeting.(21)

2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and whose oversight of compensation at the company in question is suspect.

3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.(22)

4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8. All members of the compensation committee when the company repriced options or completed a ''self tender offer'' without shareholder approval within the past two years.

9. All members of the compensation committee when vesting of in-the-money options is accelerated.

10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14. All members of the compensation committee during whose tenure the committee failed to

----------
21 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on- pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.
22 In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

     implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.(23)

15. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of opposition.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsiblities are apportioned among two separate committees.)

Consistent with Glass Lewis' philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the committee responsible for governance, we will recommend voting against the following:(24)

1. All members of the governance committee(25) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights -- i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.(26) Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2. The governance committee chair,(27) when the chairman is not independent and an independent lead or presiding director has not been appointed.(28)

----------
23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
24 As discussed in the guidelines section labeled ''Committee Chairman,'' where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
27 As discussed in the guidelines section labeled ''Committee Chairman,'' if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4. The governance committee chair, when the committee fails to meet at all during the year.

5. The governance committee chair, when for two consecutive years the company provides what we consider to be ''inadequate'' related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)(29) without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.


Regarding the nominating committee, we will recommend voting against the following:(30)

1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3. In the absence of a governance committee, the nominating committee chair(31) when the chairman is not independent, and an independent lead or presiding director has not been appointed.(32)

4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.(33)

5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.(34)


BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at

----------
29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief offered under that state's laws and rulings.
30 As discussed in the guidelines section labeled ''Committee Chairman,'' where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
31 As discussed under the section labeled ''Committee Chairman,'' if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest. 33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization's risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board's role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company's board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)(35), we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

EXPERIENCE

We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.(36)

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In addition to the three key characteristics -- independence, performance, experience -- that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

----------
35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company's board structure and method of disclosure. At some companies, the entire board is charged with risk management.
36 We typically apply a three-year look-back to such issues and also take into account the level of support the director has received from shareholders since the time of the failure.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.(37) Academic literature suggests that one board takes up approximately 200 hours per year of each member's time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.(38) Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.(39)

3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company:
     These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.(40)

6. All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.(41) In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder

----------
37 Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.
38 Our guidelines are similar to the standards set forth by the NACD in its ''Report of the NACD Blue Ribbon Commission on Director Professionalism,'' 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its ''Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,'' 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.
39 Spencer Stuart Board Index, 2013, p. 6.
40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight. 41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

     approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of ''too many cooks in the kitchen'' and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).(42)

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board's function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

     o We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant.

     o Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis

----------
42 The Conference Board, at p. 23 in its May 2003 report ''Corporate Governance Best Practices, Id.,'' quotes one of its roundtable participants as stating, ''[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen.''

     will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board -- such as chairman or presiding director -- can best carry out the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

UNOFFICIALLY CONTROLLED COMPANIES AND 20-50% BENEFICIAL OWNERS

Where a shareholder group owns more than 50% of a company's voting power but the company is not a ''controlled'' company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company's voting power, but the company is not ''controlled,'' we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity's percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering (''IPO'') should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company's IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1. Adoption of a poison pill: In cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill's adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a five to ten year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill's adoption. Such instances are indicative of boards that may subvert shareholders' best interests following their IPO.

2. Adoption of an exclusive forum provision: Consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company's charter or bylaws before the company's IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market;
(ii) the nature of the proposals; (iii) the location of the company's primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company's SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund's adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1. Size of the board of directors: The board should be made up of between five and twenty directors.

2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund's registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1. Independence of the board: We believe that three-fourths of an investment company's board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into ''proposed rule'' status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund's chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company's nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that ''an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.'' (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4. Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute's (''ICI'') Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds' boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.


DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover ''reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.''(43) When a staggered board negotiates

----------
43 Lucian Bebchuk, John Coates IV, Guhan Subramanian, ''The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,'' 55 Stanford Law Review 885-917 (2002), page 1.

a friendly transaction, no statistically significant difference in premiums occurs.(44) Further, one of those same professors found that charter-based staggered boards ''reduce the market value of a firm by 4% to 6% of its market capitalization'' and that ''staggered boards bring about and not merely reflect this reduction in market value.''(45) A subsequent study reaffirmed that classified boards reduce shareholder value, finding ''that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.''(46) Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.(47) Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.(48) Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders' best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making ''tough decisions.''

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board's approach to corporate governance and the board's stewardship of company performance rather than imposing inflexible rules that don't necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

----------
44 Id. at 2 (''Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].'').
45 Lucian Bebchuk, Alma Cohen, ''The Costs of Entrenched Boards'' (2004).
46 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, ''Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,'' SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
47 Spencer Stuart Board Index, 2013, p. 4
48 Lucian Bebchuk, John Coates IV and Guhan Subramanian, ''The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,''
54 Stanford Law Review 887-951 (2002).

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board's clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2013, we expect to see a number of shareholder proposals regarding this topic in 2014 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis' PROXY PAPER GUIDELINES FOR SHAREHOLDER INITIATIVES.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2013, Glass Lewis tracked approximately 30 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.(49) During 2013, these proposals received, on average, 59% shareholder support (excluding abstentions and broker non-votes), up from 54% in 2008. Further, nearly half of these resolutions received majority shareholder support.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee ''wins'' the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in ''failed elections.'' This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

----------
49 Spencer Stuart Board Index, 2013, p. 13

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

III.TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

     ''THE AUDITOR IS EXPECTED TO OFFER CRITICAL AND OBJECTIVE JUDGMENT ON THE FINANCIAL MATTERS UNDER CONSIDERATION, AND ACTUAL AND PERCEIVED ABSENCE OF CONFLICTS IS CRITICAL TO THAT EXPECTATION. THE COMMITTEE BELIEVES THAT AUDITORS, INVESTORS, PUBLIC COMPANIES, AND OTHER MARKET PARTICIPANTS MUST UNDERSTAND THE INDEPENDENCE REQUIREMENTS AND THEIR OBJECTIVES, AND THAT AUDITORS MUST ADOPT A MINDSET OF SKEPTICISM WHEN FACING SITUATIONS THAT MAY COMPROMISE THEIR INDEPENDENCE.''

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that ''to further enhance audit committee oversight and auditor accountability
.... disclosure in the company proxy statement regarding shareholder ratification
[should] include the name(s) of the senior auditing partner(s) staffed on the engagement.''(50)

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

----------
50 ''Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.'' p. VIII:20, October 6, 2008.

Reasons why we may not recommend ratification of an auditor include:

1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.(51)

3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5.   When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its financial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor's interests and shareholder interests.


PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

----------
51 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board's priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (''SAY-ON-PAY'')

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the ''Dodd-Frank Act'') required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company's compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of ''against'' or ''abstain'' votes indicates substantial shareholder concern about a company's compensation policies and procedures.

Given the complexity of most companies' compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company's compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company's long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company's approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing say-on-pay proposals:

     o The overall design and structure of the company's executive compensation program including performance metrics;

     o    The quality and content of the company's disclosure;

     o    The quantum paid to executives; and

     o The link between compensation and performance as indicated by the company's current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company's compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company's compensation program's design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

     o    Inappropriate peer group and/or benchmarking issues;

     o    Inadequate or no rationale for changes to peer groups;

     o Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

     o    Guaranteed bonuses;

     o Targeting overall levels of compensation at higher than median without adequate justification;

     o Bonus or long-term plan targets set at less than mean or negative performance levels;

     o Performance targets not sufficiently challenging, and/or providing for high potential payouts;

     o    Performance targets lowered without justification;

     o Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

     o Executive pay high relative to peers not justified by outstanding company performance; and

     o The terms of the long-term incentive plans are inappropriate (please see ''Long-Term Incentives'' on page 28).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.


COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year's vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives' pay and company performance against peers selected by Equilar's market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: ''A'', ''B'', ''F'', etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (''STI'') should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company's business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive's pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (''LTI'') plans. These include:

     o    No re-testing or lowering of performance conditions;

     o    Performance metrics that cannot be easily manipulated by management;

     o    Two or more performance metrics;

     o At least one relative performance metric that compares the company's performance to a relevant peer group or index;

     o    Performance periods of at least three years;

     o Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

     o    Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company's business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company's performance with multiple metrics serves to provide a more complete picture of the company's performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company's compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company's pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

RECOUPMENT (''CLAWBACK'') PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and
(iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have ''skin-in-the-game'' and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group's significantly more limited influence over a company's stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

     o    The number of shares pledged;

     o    The percentage executives' pledged shares are of outstanding shares;

     o The percentage executives' pledged shares are of each executive's shares and total assets;

     o Whether the pledged shares were purchased by the employee or granted by the company;

     o Whether there are different policies for purchased and granted shares;

     o    Whether the granted shares were time-based or performance-based;

     o    The overall governance profile of the company;

     o The volatility of the company's stock (in order to determine the likelihood of a sudden stock price drop);

     o    The nature and cyclicality, if applicable, of the company's industry;

     o The participation and eligibility of executives and employees in pledging;

     o The company's current policies regarding pledging and any waiver from these policies for employees and executives; and

     o Disclosure of the extent of any pledging, particularly among senior executives.


COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor's total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, ''no one factor should be viewed as a determinative factor.'' Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders' ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.


Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan's cost as compared with the business's operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan's expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

     o    Companies should seek more shares only when needed;

     o Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

     o If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

     o    Annual net share count and voting power dilution should be limited;

o Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

o The expected annual cost of the plan should be proportional to the business's value;

o The intrinsic value that option grantees received in the past should be reasonable compared with the business's financial results;

o Plans should deliver value on a per-employee basis when compared with programs at peer companies;

o    Plans should not permit re-pricing of stock options;

o Plans should not contain excessively liberal administrative or payment terms;

o Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to ''inverse'' full-value award multipliers;

o Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

o Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.


OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be ''rescued'' from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock's value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original ''bargain'' was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

     o    Officers and board members cannot participate in the program;

     o The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

     o The exchange is value-neutral or value-creative to shareholders usingv ery conservativeas sumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

     o Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company's compensation and governance practices.(52)

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a

----------
52 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. ''LUCKY CEOs.'' November,
2006.

balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan is excessive when compared with the plans of the company's peers.


The company's record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

V. (GOVERNANCE) STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

     o    The form of offer is not required to be an all-cash transaction;

     o The offer is not required to remain open for more than 90 business days;

     o The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

     o    There is no fairness opinion requirement; and

     o    There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income,
Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a ''change of ownership.''(53) In this case, a company may adopt or amend a poison pill (''NOL pill'') in order to prevent an inadvertent change of ownership by multiple investors purchasing small

----------
53 Section 382 of the Internal Revenue Code refers to a ''change of ownership'' of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the ''trafficking'' of net operating losses.

chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable ''sunset'' provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ''continuing directors'' and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an ''interested stockholder'' by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

     o    Is the board sufficiently independent?

     o Does the company have anti-takeover protections such as a poison pill or classified board in place?

     o Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

     o Do shareholders have the right to call special meetings of shareholders?

     o    Are there other material governance issues at the company?

     o Has the company's performance matched or exceeded its peers in the past one and three years?

     o How has the company ranked in Glass Lewis' pay-for-performance analysis during the last three years?

     o    Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company's place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder's choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1. Stock Split -- We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2. Shareholder Defenses -- Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3. Financing for Acquisitions -- We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4. Financing for Operations -- We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

     o    The terms of any amended advisory or sub-advisory agreement;

     o    Any changes in the fee structure paid to the investment advisor; and

     o    Any material changes to the fund's investment objective or strategy.

We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund's advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors' diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (''REITs'') provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the ''100 Shareholder Test'') and no more than 50% of the value of its shares can be held by five or fewer individuals (the ''5/50 Test''). At least 75% of a REITs' assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as ''blank-check preferred stock''). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT's growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (''BDCs'') were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (''RICs'') under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs------the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (''NAV''). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

     o The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

     o The proposed discount below NAV is minimal (ideally no greater than 20%);

     o The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company's then-outstanding common stock prior to the issuance); and

     o A majority of the company's independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company's past below-NAV share issuances have benefitted the company.

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.


For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive PROXY PAPER GUIDELINES FOR SHAREHOLDER INITIATIVES.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis' experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

COPYRIGHT [C] 2014 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.

SAN FRANCISCO
Headquarters
Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300
San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

NEW YORK
Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716

AUSTRALIA
CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,
261 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

IRELAND
Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292 800
Fax: +353 61 292 899


                                                               [GRAPHIC OMITTED]

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

(c) Not Applicable.

(d)(1)(i) Investment Advisory Agreement, dated November 21, 1994, between the Registrant and AIG Global Investment Corp. (now, AIG Asset Management (U.S.),
LLC) is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(d)(1)(ii) Investment Advisory Agreement, dated May 3, 1995, between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(d)(1)(iii) Amended and Restated Schedule, dated May 19, 1998, to the Investment Advisory Agreement, dated May 3, 1995, between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.

(d)(1)(iv) Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(1)(v) Amended Schedule A, dated May 13, 2014, to the Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(1)(v) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(d)(1)(vi) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management, Inc. (now, Acadian Asset Management
LLC) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(vii) Amended Schedule A to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management, Inc. (now Acadian Asset Management, LLC) is incorporated herein by reference to exhibit
(d)(12) of Post-Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10- 000392 on September 3, 2010.

(d)(1)(viii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(ix) Amended Schedule A, dated August 13, 2013, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(15) of Post-Effective Amendment No. 220 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000444 on August 28, 2013.

(d)(1)(x) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xi) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit
(d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xii) Investment Advisory Agreement, dated August 8, 2008, between the Registrant and Rice, Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.

(d)(1)(xiii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xiv) Amendment and Revised Schedule A, dated June 1, 2010, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 126 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.

(d)(1)(xv) Investment Advisory Agreement, dated May 28, 2004, between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(1)(xvi) Investment Advisory Agreement, dated December 16, 2005, between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(d)(1)(xvii) Schedule A, dated December 16, 2005, as last amended November 14, 2012, to the Investment Advisory Agreement, dated December 16, 2005, between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 202 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000594 on December 19, 2012.

(d)(1)(xviii) Investment Advisory Agreement, dated February 27, 2006, between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(1)(xix) Investment Advisory Agreement, dated March 31, 2010, between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(1)(xx) Investment Advisory Agreement, dated March 24, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Micro Cap Equity Fund, is incorporated herein by reference to exhibit (d)(35) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxi) Investment Advisory Agreement, dated June 20, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxii) Investment Advisory Agreement, dated December 19, 2011, between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (d)(39) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxiii) Revised Schedule A, dated May 14, 2013, to the Investment Advisory Agreement between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit
(d)(40) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC on June 28, 2013.

(d)(1)(xxiv) Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(d)(1)(xxv) Investment Advisory Agreement between the Trust and Citigroup First Investment Management Americas LLC, dated May 11, 2012, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(47) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(d)(1)(xxvi) Investment Advisory Agreement, dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxvii) Amended Schedule A to the Investment Advisory Agreement, dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit
(d)(49) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(1)(xxviii) Investment Advisory Agreement, dated May 1, 2014, between the Trust and Cornerstone Advisors, Inc., relating to the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(1)(xxviii) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxix) Investment Advisory Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited, relating to the Harvest Family of Funds, is incorporated herein by reference to exhibit (d)(1)(xxix) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxx) Investment Advisory Agreement, dated September 3, 2013, between the Registrant and AT Investment Advisers, Inc. (formerly Stein Roe Investment Counsel, Inc.), relating to the AT Family of Funds, is incorporated herein by reference to exhibit (d)(1)(xxx) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxxi) Investment Advisory Agreement, dated July 3, 2013, between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(74) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(2)(i) Investment Sub-Advisory Agreement, dated December 27, 2011, between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund, is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(ii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Parametric Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Harris Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(v) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Thornburg Investment Management Inc, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(vi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(vii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Turner Investments, L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(viii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(ix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(x) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(xi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Allianz Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(xii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(xiii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(xiv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and OFI SteelPath, Inc., relating to the Cornerstone Advisors Income Opportunities Fund, is filed herewith.

(d)(2)(xv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is filed herewith.

(d)(2)(xvi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is filed herewith.

(d)(2)(xvii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is filed herewith.

(d)(2)(xviii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and BlackRock Financial Management, LLC, relating to the Cornerstone Advisors Real Assets Fund, is filed herewith.

(d)(2)(xix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Numeric Investors, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(xx) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Strategic Income Management, LLC, relating to the Cornerstone Advisors Income Opportunities Fund, is filed herewith.

(d)(2)(xxi) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and AJO, LP, relating to the Cornerstone Advisors Public Alternatives Fund, is filed herewith.

(d)(2)(xxii) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is filed herewith.

(d)(3)(i) Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Family of Funds, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(ii) Amended Schedule A, dated May 13, 2014, to the Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Family of Funds, is incorporated herein by reference to exhibit (d)(3)(ii) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(d)(3)(iii) Amended and Restated Expense Limitation Agreement, dated February 10, 2014, between the Registrant and Acadian Asset Management LLC, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(d)(3)(iv) Amended and Restated Expense Limitation Agreement, dated September 1, 2010, between the Registrant and Cambiar Investors LLC, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 220 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000444 on August 28, 2013.

(d)(3)(v) Amended Schedule A, dated August 13, 2013, to the Amended and Restated Expense Limitation Agreement, dated September 1, 2010, between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 220 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000444 on August 28, 2013.

(d)(3)(vi) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Family of Funds, is incorporated herein by reference to exhibit (d)(20) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(vii) Revised Schedule A, dated June 24, 2013, to the Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Family of Funds, is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(d)(3)(viii) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Haverford Investment Management, Inc., relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit
(d)(25) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(ix) Amended and Restated Expense Limitation Agreement, dated February 26, 2013, between the Registrant and Westwood Management Corp., relating to the Westwood Family of Funds, is incorporated herein by reference to exhibit
(d)(28) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(x) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(3)(xi) Expense Limitation Agreement, dated March 31, 2010, between the Registrant and Sands Capital Management, LLC, relating to the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 207 to the Registrant's Registration
Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xii) Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Micro Cap Equity Fund, is incorporated herein by reference to exhibit
(d)(43) of Post-Effective Amendment No. 154 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000353 on June 29, 2011.

(d)(3)(xiii) Expense Limitation Agreement, dated December 15, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xiv) Amended and Restated Expense Limitation Agreement, dated May 14, 2013, between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (d)(41) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC on June 28, 2013.

(d)(3)(xv) Amended and Restated Expense Limitation Agreement, dated April 30, 2013, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(42) of Post-Effective Amendment No. 210 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000257 on April 30, 2013.

(d)(3)(xvi) Expense Limitation Agreement, effective as of May 11, 2012, between the Registrant and Citigroup First Investment Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(48) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(d)(3)(xvii) Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xviii) Amended Schedule A to the Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit
(d)(50) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(3)(xix) Expense Limitation Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited, relating to the Harvest Family of Funds, is incorporated herein by reference to exhibit (d)(3)(xix) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(3)(xx) Expense Limitation Agreement, dated January 2, 2014, between the Registrant and AT Investment Advisers, Inc. (formerly Stein Roe Investment Counsel, Inc.), relating to the AT Family of Funds, is filed herewith.

(d)(3)(xxi) Expense Limitation Agreement, effective as of July 3, 2003, between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(75) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(4) Assignment and Assumption Agreement, dated December 31, 2003, between AIG Capital Management Corp. and AIG Global Investment Corp. (now, AIG Asset Management (U.S.), LLC) is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on March 1, 2004.

(e)(1)(i) Distribution Agreement, dated November 14, 1991, as amended and restated August 8, 1994, between the Registrant and SEI Financial Services Company (now, SEI Investments Distribution Co.) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(e)(1)(ii) Distribution Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(4) of Post- Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03- 000108 on February 28, 2003.

(e)(1)(iii) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(e)(2)(i) Amended and Restated Sub-Distribution and Servicing Agreement, dated November 10, 1997, between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit (6)(c) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-008087 on February 27, 1998.

(e)(2)(ii) Revised Form of Amended Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co., dated October 2007, is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not applicable.

(g)(1)(i) Amended and Restated Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(i) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(1)(ii) Amendment, dated November 6, 2013, to the Amended and Restated Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(ii) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(2) Custodian Agreement, dated November 13, 2007, between the Registrant and Union Bank of California, N.A., to be filed by amendment.

(g)(3)(i) Custody Agreement, dated February 3, 2003, between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30, 2003.

(g)(3)(ii) Amended Fee Schedule, dated February 19, 2003, to the Custody Agreement, dated February 3, 2003, between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(6) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(g)(4) Custody Agreement between the Registrant and The Northern Trust Company, to be filed by amendment.

(g)(5)(i) Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.

(g)(5)(ii) Amended Fee Schedule to the Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.

(g)(6) Custodial Services Agreement between the Registrant and The Bank of New York Mellon, relating to the Cambiar Aggressive Value Fund and Cambiar Opportunity Fund, to be filed by amendment.

(h)(1)(i) Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(h)(1)(ii) Amendment, dated June 11, 2014, relating to the LSV Family of Funds, to the Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(1)(ii) of Post-Effective Amendment No. 236 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(h)(2)(i) Transfer Agency and Services Agreement, dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(24) of Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000218 on June 15, 2007.

(h)(2)(ii) AML Delegation Amendment, dated May 20, 2003, to the Transfer Agency and Services Agreement, dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(iii) Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(2)(iv) AML Delegation Amendment, dated May 20, 2003, to the Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit
(h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(v) Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(h)(2)(vi) Amendment, dated April 1, 2009, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(2)(vii) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(2)(viii) Transfer Agency Agreement, dated May 31, 2007, between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.

(h)(2)(ix) Transfer Agency Services Agreement between the Registrant and Atlantic Fund Services, to be filed by amendment.

(h)(2)(x) Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(2)(xi) Amendment to the Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(3)(i) Shareholder Services Plan, relating to the Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000154 on April 16, 2004.

(h)(3)(ii) Revised Exhibit A to the Shareholder Services Plan, relating to Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (h)(11) of Post- Effective Amendment No. 168 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11- 000735 on November 30, 2011.

(h)(3)(iii) Shareholder Services Plan, relating to the Retail Class Shares of the Edgewood Growth Fund, is incorporated herein by reference to exhibit
(h)(42) of Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000148 on April 14, 2006.

(h)(3)(iv) Shareholder Services Plan, relating to Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrants Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(h)(3)(v) Exhibit A to the Shareholder Services Plan, relating to the Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(14) of Post-Effective Amendment No. 140 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000194 on March 28, 2011.

(h)(3)(vi) Shareholder Services Plan, relating to the Investor Class Shares of the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (h)(30) of Post- Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC on March 1, 2010.

(h)(3)(vii) Shareholder Services Plan, relating to Investor Class and Institutional Shares of the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 171 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.

(h)(3)(viii) Revised Schedule A, dated May 14, 2013, to the Shareholder Services Plan, relating to Investor Class and Institutional Shares of the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (h)(22) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC on June 28, 2013.

(h)(3)(ix) Shareholder Services Plan, relating to the A Shares of the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (h)(3)(ix) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(h)(3)(x) Shareholder Services Plan, relating to the Investor Class Shares of the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (h)(22) of Post- Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(h)(3)(xi) Shareholder Services Plan, relating to the Investor Class Shares of the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (h)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.

(h)(3)(xii) Revised Schedule A to the Shareholder Services Plan, relating to the Investor Class Shares of the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (h)(26) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(h)(3)(xiii) Shareholder Services Plan, relating to the Institutional Shares of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (h)(26) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(3)(xiv) Shareholder Services Plan, relating to the Investor Class Shares of the AT Family of Funds, is incorporated herein by reference to exhibit (h)(28) of Post-Effective Amendment No. 221 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund, is filed herewith.

(j) Consent of independent registered public accounting firm, Ernst & Young LLP, relating to the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m)(1)(i) Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(1)(ii) Schedule A, as last amended May 13, 2014, to the Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(1)(ii) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(m)(2)(i) Distribution Plan, dated September 17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(6) of Post- Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-04- 000242 on June 1, 2004.

(m)(2)(ii) Amended Schedule A, dated November 13, 2007, to the Distribution Plan, dated September 17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(n)(1)(i) Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, (including Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(n)(1)(ii) Schedule M and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the LSV Family of Funds, is incorporated herein by reference to exhibit (n)(1) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics, dated November 2007, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15,
2007.

(p)(2) LSV Asset Management Revised Code of Ethics, dated October 2013, is incorporated herein by reference to exhibit (p)(2) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(3) Cambiar Investors LLC Revised Code of Ethics, dated January 2012, is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 194 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000394 on August 28, 2012.

(p)(4) Investment Counselors of Maryland, LLC Revised Code of Ethics, dated March 13, 2007, is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(5) C.S. McKee, LLP Revised Code of Ethics, dated April 18, 2013, is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(6) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics, dated September 2013, is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(7) First Manhattan Co. Revised Code of Ethics, dated December 2006, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(8) Haverford Investment Management, Inc. Revised Code of Ethics, dated July 2012, is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(9) AIG Asset Management (U.S.), LLC Revised Code of Ethics, dated September 13, 2007, is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(10) Rice Hall James & Associates, LLC Revised Code of Ethics, dated October 2013, is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(11) Acadian Asset Management, LLC Revised Code of Ethics, dated March 2012, is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(12) Westwood Management Corp. Revised Code of Ethics, dated July 18, 2013, is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(13) Edgewood Management LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(14) Sands Capital Management, LLC Code of Ethics, dated December 2009, is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 117 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000009 on January 15, 2010.

(p)(15) AlphaOne Investment Services, LLC Code of Ethics, dated May 1, 2011, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(p)(16) Loomis, Sayles & Company L.P. Code of Ethics, dated November 27, 2012, is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(17) CBRE Clarion Securities LLC Code of Ethics, dated January 2013, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(18) SKY Harbor Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(19) Hamlin Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(p)(20) Thomson Horstmann & Bryant, Inc. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(21) SEI Investments Distribution Co. Revised Code of Ethics, dated September 20, 2013, is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(22) Citigroup First Investment Management Americas LLC Code of Ethics, dated June 15, 2011, is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(p)(23) Cornerstone Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(24) Parametric Portfolio Associates LLC Code of Ethics, dated May 3, 2012, is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(25) Harris Associates L.P. Code of Ethics, dated June 25, 2012, is incorporated herein by reference to exhibit (p)(29) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(26) Thornburg Investment Management Inc Revised Code of Ethics, dated July 2013, is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(27) Marsico Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(28) Turner Investments, L.P. Revised Code of Ethics, dated January 31, 2013, is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(29) Cramer Rosenthal McGlynn LLC Revised Code of Ethics, dated June 2013, is incorporated herein by reference to exhibit (p)(29) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(30) Fairpointe Capital LLC Code of Ethics is incorporated herein by reference to exhibit (p)(34) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(31) Phocas Financial Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(35) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(32) Allianz Global Investors Capital LLC Code of Ethics, dated November 1, 2009, is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(33) Driehaus Capital Management LLC Revised Code of Ethics, dated February 25, 2013, is incorporated herein by reference to exhibit (p)(33) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(34) OFI SteelPath, Inc. Revised Code of Ethics, dated May 25, 2012, is incorporated herein by reference to exhibit (p)(34) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(35) AlphaSimplex Group, LLC Code of Ethics, dated July 30, 2010, is incorporated herein by reference to exhibit (p)(41) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(37) ClariVest Asset Management LLC Revised Code of Ethics, dated April 2013, is incorporated herein by reference to exhibit (p)(37) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(37) Kayne Anderson Capital Advisors, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(44) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(38) BlackRock Financial Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(39) Harvest Global Investments Limited Revised Code of Ethics is incorporated herein by reference to exhibit (p)(40) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(p)(40) AT Investment Advisers, Inc. Code of Ethics, dated March 31, 2010, is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 221 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(p)(41) Fayez Sarofim & Co. Code of Ethics, dated June 14, 2012, is incorporated herein by reference to exhibit (p)(47) of Post-Effective Amendment No. 215 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000356 on June 28, 2013.

(p)(42) SEI Investments Global Funds Services Code of Ethics, dated June 2012, is incorporated herein by reference to exhibit (p)(48) of Post-Effective Amendment No. 220 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000444 on August 28, 2013.

(p)(43) Numeric Investors LLC Code of Ethics is incorporated herein by reference to exhibit (p)(44) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(44) Strategic Income Management, LLC Code of Ethics, dated March 2013, is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(45) AJO, LP Code of Ethics, dated January 2, 2009, is filed herewith.

(p)(46) Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC Code of Ethics, dated April 2014, is filed herewith.

(q)(1) Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, William M. Doran, John K. Darr, George J. Sullivan, Jr., Mitchell A. Johnson, Bruce Speca and Joseph T. Grause are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 212 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000327 on June 18, 2013.

(q)(2) Power of Attorney for Mr. Rami Abdel-Rahman is filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ACADIAN ASSET MANAGEMENT LLC
Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund and as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
  INVESTMENT ADVISER                NAME OF OTHER COMPY               CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------
Laurent De Greef, Senior          None                                None
Vice President, Member of
Board of Managers
------------------------------------------------------------------------------------------------------
John Chisholm, Executive          Acadian Asset Management            Director, asset management
Vice President, CIO, Member       (UK) Ltd
of Board of Managers
------------------------------------------------------------------------------------------------------
Churchill Franklin, CEO,          Acadian Asset Management            Director, asset management
Member of Board of                (UK) Ltd
Managers
                                  Acadian Cayman Limited G.P.         Director, asset management
------------------------------------------------------------------------------------------------------
Ronald Frashure, Chairman         Acadian Asset Management            Director, asset management
of the Board of Managers          (Singapore) Pte Ltd

                                  Acadian Cayman Limited G.P.         Director, asset management
------------------------------------------------------------------------------------------------------
Mark Minichiello, Executive       Acadian Asset Management            Director, asset management
Vice President, COO,              (UK) Ltd
Treasurer, Secretary, Member
of Board of Managers              Acadian Asset Management            Director, asset management
                                  (Singapore) Pte Ltd
------------------------------------------------------------------------------------------------------
Brendan Bradley, Senior Vice      None                                None
President, Director, Portfolio
Management, Member of
Board of Managers
------------------------------------------------------------------------------------------------------
Ross Dowd, Executive Vice         Acadian Asset Management            Director, asset management
President, Head of Client         (UK) Ltd
Service, Member of Board of
Managers                          Acadian Cayman Limited G.P.         Director, asset management

                                  Acadian Asset Management            Director, asset management
                                  (Australia) Ltd

                                  Acadian Asset Management            Director, asset management
                                  (Singapore) Pte Ltd
------------------------------------------------------------------------------------------------------
Mauricio Karchmer, Senior         None
Vice President, Member of                                             None
Board of Managers
------------------------------------------------------------------------------------------------------
Linda Gibson, Member of           Director, Executive Vice            Affiliated Directorships
Board of Managers                 President and Head of Global
                                  Distribution - Old Mutual (US)
                                  Holdings Inc. (a holding
                                  company);

                                  Acadian Asset Management LLC
                                  (an investment advisor);
                                  Barrow, Hanley, Mewhinney &
                                  Strauss, LLC (an investment
                                  advisor);

                                  Echo Point Investment
                                  Management, LLC (an
                                  investment advisor);
                                  Old Mutual (HFL) Inc. (a
                                  holding company for Heitman
                                  affiliated financial services
                                  firms);

                                  Old Mutual Asset Management
                                  International, Ltd. (an investment
                                  advisor);

                                  Rogge Global Partners plc (an
                                  investment advisor);
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
  INVESTMENT ADVISER                 NAME OF OTHER COMPA              CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------
Christopher Hadley, Member        Executive Vice President, Head      Affiliated Directorships
of Board of Managers              of Human Resources - Old
                                  Mutual (US) Holdings Inc. (a
                                  holding company);
                                  Acadian Asset Management LLC
                                  (an investment advisor)
------------------------------------------------------------------------------------------------------
Aidan Riordan, Member of          Executive Vice President, Head      Affiliated Directorships
Board of Managers                 of Affiliate Management - Old
                                  Mutual (US) Holdings Inc. (a
                                  holding company);
                                  Acadian Asset Management LLC
                                  (an investment advisor);
                                  Barrow, Hanley, Mewhinney &
                                  Strauss, LLC (an investment
                                  advisor);
                                  The Campbell Group, Inc. (a
                                  holding company for The
                                  Campbell Group LLC)
                                  Copper Rock Capital Partners
                                  LLC (an investment advisor);
                                  Echo Point Investment
                                  Management, LLC (an
                                  investment advisor)
                                  Old Mutual (HFL) Inc. (a
                                  holding company for Heitman
                                  affiliated financial services
                                  firms);
                                  Investment Counselors of
                                  Maryland, LLC (an investment
                                  advisor);
                                  Thompson, Siegel & Walmsley
                                  LLC (an investment advisor)
------------------------------------------------------------------------------------------------------
Stephen Belgrad, Member           Director, Executive Vice            Affiliated Directorships
of Board of Managers              President and Chief Financial
                                  Officer - Old Mutual (US)
                                  Holdings Inc. (a holding
                                  company);
                                  Acadian Asset Management LLC
                                  (an investment advisor);
                                  Copper Rock Capital Partners,
                                  LLC (an investment advisor);
                                  Old Mutual Asset Management
                                  International, Ltd. (an investment
                                  advisor)
------------------------------------------------------------------------------------------------------

AIG ASSET MANAGEMENT (U.S.), LLC
AIG Asset Management (U.S.), LLC ("AIG") serves as the investment adviser for the AIG Money Market Fund. The principal address of AIG is 80 Pine Street, New York, New York 10005. AIG is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of AIG engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

AJO, LP
AJO, LP ("AJO") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is an investment adviser registered under the Investment Advisers Act of 1940.

[To be updated by later amendment.]

ALLIANZ GLOBAL INVESTORS U.S. LLC
Allianz Global Investors U.S. LLC ("AllianzGI US") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of AllianzGI US is 1633 Broadway, New York, New York 10019. AllianzGI US is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of AllianzGI US engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

ALPHAONE INVESTMENT SERVICES, LLC
AlphaOne Investment Services, LLC ("AlphaOne") serves as the investment adviser for the AlphaOne Micro Cap Equity Fund. The principal address of AlphaOne is One Tower Bridge, 100 Front Street, Suite 1250, West Conshohocken, PA 19428. AlphaOne is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of AlphaOne engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALPHASIMPLEX GROUP, LLC
AlphaSimplex Group, LLC ("AlphaSimplex") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AlphaSimplex is One Cambridge Center, Cambridge, Massachusetts 02142. AlphaSimplex is an investment adviser registered under the Investment
Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

--------------------------------------------------------------------------------------------------
NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS           CONNECTION WITH OTHER
  INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY                    COMPANY
--------------------------------------------------------------------------------------------------
Andrew W. Lo                   Massachusetts Institute of
Chief Investment            Technology (MIT) -- Sloan School      Charles E. and Susan T. Harris
Strategist, Chairman                 of Management                Professor
of the Board                        100 Main Street               --------------------------------
                                       E62-618
                                 Cambridge, MA 02142              Director of the Laboratory for
                                    United States                 Financial Engineering
--------------------------------------------------------------------------------------------------

AT INVESTMENT ADVISERS, INC.
AT Investment Advisers, Inc. ("AT") serves as investment sub-adviser for the Registrant's AT Disciplined Equity Fund, AT Income Opportunities Fund and AT Mid Cap Equity Fund. The principal address of AT is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. AT is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. The information listed below is provided as of October 31, 2013.

--------------------------------------------------------------------------------
   NAME AND POSITION                                         CONNECTION WITH
WITH INVESTMENT ADVISER       NAME OF OTHER COMPANY           OTHER COMPANY
--------------------------------------------------------------------------------
Dan Brown, CFO              CIBC World Markets Corp.              Employee
                               425 Lexington Ave.
                                   5th Floor
                              New York, NY 10017
--------------------------------------------------------------------------------

BLACKROCK FINANCIAL MANAGEMENT, LLC
BlackRock Financial Management, LLC ("BlackRock") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BlackRock is 55 East 52nd Street New York, New York 10055.
BlackRock is an investment adviser registered under the Investment Advisers Act of 1940.

The information required by this Item 31 with respect to each director, officer or partner of BlackRock for the fiscal years ended October 31, 2012 and 2013 is incorporated herein by reference to Form ADV filed by BlackRock with the SEC.

CAMBIAR INVESTORS LLC
Cambiar Investors LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund. The principal address of Cambiar is 2401 East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended April 30, 2013 and 2014, no director, officer or partner of Cambiar engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CBRE CLARION SECURITIES LLC
CBRE Clarion Securities LLC ("CBRE Clarion") serves as the investment adviser for the CBRE Clarion Long/Short Fund and the CBRE Clarion Global Infrastructure Value Fund. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. CBRE Clarion is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-------------------------------------------------------------------------------------------
NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
 INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY                 COMPANY
-------------------------------------------------------------------------------------------
T. Ritson Ferguson            CBRE Clarion Global Real Estate     Interested Trustee
Chief Executive Officer              Income Fund (IGR)
and Co-Chief Investment     c/o 201 King of Prussia Road, Suite
Officer                           600, Radnor, PA 19087
                           ----------------------------------------------------------------
                                CBRE Clarion Global, Ltd.         Director
                            c/o 201 King of Prussia Road, Suite
                                  600, Radnor, PA 19087
-------------------------------------------------------------------------------------------
Joseph P. Smith                 CBRE Clarion Global, Ltd.         Director
Managing Director and       c/o 201 King of Prussia Road, Suite
Co-Chief Investment              600, Radnor, PA 19087
Officer
-------------------------------------------------------------------------------------------
Jarrett B. Kling                     HC Capital Trust             Trustee
Managing Director --          300 Barr Harbor Dr, Suite 500
Sales and Marketing            West Conshohocken, PA 19428
                           ----------------------------------------------------------------
                                    Old Mutual Funds I            Trustee (resigned 2012)
                                4643 South Ulster Street
                                      Suite 600
                                 Denver, CO 80237-2853
                           ----------------------------------------------------------------
                                 Old Mutual Funds II              Trustee (resigned 2012)
                               4643 South Ulster Street
                                      Suite 600
                                 Denver, CO 80237-2853
                           ----------------------------------------------------------------
                              Boys and Girls Clubs of America     National Trustee
                                 1275 Peachtree Street NE
                                 Atlanta, GA 30309-3506
-------------------------------------------------------------------------------------------
William Zitelli               CBRE Clarion Global Real Estate     Chief Compliance Officer
General Counsel                     Income Fund (IGR)
                            c/o 201 King of Prussia Road, Suite
                                 600, Radnor, PA 19087
-------------------------------------------------------------------------------------------
Jonathan Blome                CBRE Clarion Global Real Estate     Chief Financial Officer
Chief Financial Officer           Income Fund (IGR)
                            c/o 201 King of Prussia Road, Suite
                                 600, Radnor, PA 19087
-------------------------------------------------------------------------------------------

CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC
Citigroup First Investment Management Americas LLC ("CFIMA") serves as the investment adviser to the Citi Market Pilot 2020 Fund, the Citi Market Pilot 2030 Fund and the Citi Market Pilot 2040 Fund. The principal address of CFIMA is 388 Greenwich Street, New York, New York 10013. CFIMA is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2012 and 2013.

------------------------------------------------------------------------------------------
NAME AND POSITION WITH             NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
  INVESTMENT ADVISER                 ADDRESS OF OTHER COMPANY               COMPANY
------------------------------------------------------------------------------------------
Donald Bendernagel                 Citigroup Global Markets Inc.      Managing Director
Secretary                               388 Greenwich Street
                                     New York, New York 10013
------------------------------------------------------------------------------------------
Niaz Haider                        Citigroup Global Markets Inc.          Director
Chairman, Chief Investment              388 Greenwich Street
Officer and Board of Director        New York, New York 10013
------------------------------------------------------------------------------------------
Patricia Lynn Hogan                Citigroup Global Markets Inc.          Director
President and Board of Director         388 Greenwich Street
                                     New York, New York 10013
------------------------------------------------------------------------------------------
Victor C. Spadafora                Citigroup Global Markets Inc.          Director
Treasurer                               388 Greenwich Street
                                     New York, New York 10013
------------------------------------------------------------------------------------------
Edward Raymond Arnold            Citicorp Securities Services, Inc    Managing Director
Chief Compliance Officer               390 Greenwich Street
                                     New York, New York 10013

                                   Citigroup Global Markets Inc.
                                       388 Greenwich Street
                                     New York, New York 10013
------------------------------------------------------------------------------------------

The CFIMA officers and directors listed above may also hold positions with additional Citi-related entities.

CLARIVEST ASSET MANAGEMENT LLC
ClariVest Asset Management LLC ("ClariVest") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of ClariVest is 11452 El Camino Real, Suite 250, San Diego, California 92130. ClariVest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------------
NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
  INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                 COMPANY
---------------------------------------------------------------------------------------------
Richard Rossi                Eagle Asset Management Inc.      Director, President, Co-Chief
Manager                          880 Carillon Parkway              Operating Officer
                               St Petersburg, FL 33716
                            -----------------------------------------------------------------
                             ClariVest Asset Management LLC            Manager
                                11452 El Camino Real
                                      Suite 250
                                San Diego, CA 92130
---------------------------------------------------------------------------------------------
J. Cooper Abbott            Eagle Asset Management Inc.         Director, Executive Vice
Manager                         880 Carillon Parkway       President - Investments, Co-Chief
                              St Petersburg, FL 33716               Operating Officer
                            -----------------------------------------------------------------
                            ClariVest Asset Management LLC             Manager
                                 11452 El Camino Real
                                    Suite 250
                                 San Diego, CA 92130
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
  INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                 COMPANY
---------------------------------------------------------------------------------------------
Courtland James              Eagle Asset Management Inc.       Vice President, Business
Manager                         880 Carillon Parkway                Development
                              St Petersburg, FL 33716
                         --------------------------------------------------------------------
                           ClariVest Asset Management LLC             Manager
                               11452 El Camino Real
                                     Suite 250
                               San Diego, CA 92130
---------------------------------------------------------------------------------------------

CORNERSTONE ADVISORS, INC.
Cornerstone Advisors, Inc. ("Cornerstone") serves as the investment adviser for the Cornerstone Advisors Global Public Equity, Cornerstone Advisors Income Opportunities, Cornerstone Advisors Public Alternatives and Cornerstone Advisors Real Assets Funds. The principal address of Cornerstone is 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. Cornerstone is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

----------------------------------------------------------------------------------------
NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS             CONNECTION WITH
  INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY               OTHER COMPANY
----------------------------------------------------------------------------------------
William Savoy                             BSquare                    Director
Director/Shareholder        110 --   110th Avenue NE, Suite 200
                                     Bellevue, WA 98004
----------------------------------------------------------------------------------------
Anne Farrell                         Seattle Foundation              President Emeritus
Director                     1200 -- 5th Avenue, Suite 1300
                                     Seattle, WA 98101
                           -------------------------------------------------------------
                                            REI                      Director
                                      6750 S 228th
                                      Kent, WA 98032
----------------------------------------------------------------------------------------
Greg Collins                     Parker Smith Feek (PS&F)            President/CEO
Director                            2233 112th Ave NE
                                    Bellevue, WA 98004
----------------------------------------------------------------------------------------

CRAMER ROSENTHAL MCGLYNN LLC
Cramer Rosenthal McGlynn LLC ("CRM") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of CRM is 520 Madison Avenue, 20th Floor, New York, New York 10022. CRM is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of CRM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

C.S. MCKEE, L.P.
C.S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-----------------------------------------------------------------------------------
NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
  INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY              COMPANY
-----------------------------------------------------------------------------------
Gregory M. Melvin              Dartmouth Capital, Inc.             President
Chief Investment Officer        750 Stonegate Drive
                                 Wexford, PA 15090
-----------------------------------------------------------------------------------
Michael J. Donnelly             Blue Devil Capital                 President
                                2051 Murdstone Rd.
                               Pittsburgh, PA 15241
-----------------------------------------------------------------------------------

DRIEHAUS CAPITAL MANAGEMENT LLC
Driehaus Capital Management LLC ("Driehaus") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Driehaus is 25 East Erie Street, Chicago, Illinois 60611. Driehaus is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is as of December 31, 2013 and is true for fiscal years 2012 and 2013 unless otherwise noted.

-------------------------------------------------------------------------------------------
NAME AND POSITION WITH                                             CONNECTION WITH OTHER
  INVESTMENT ADVISER             NAME OF OTHER COMPANY                    COMPANY
-------------------------------------------------------------------------------------------
Richard H. Driehaus         Driehaus Capital Holdings LLC*               Chairman
Chairman and Chief         ----------------------------------------------------------------
Investment Officer              Driehaus Mutual Funds**                  Trustee
                           ----------------------------------------------------------------
                              Driehaus Securities LLC***                Chairman
-------------------------------------------------------------------------------------------
Robert H. Gordon            Driehaus Capital Holdings LLC*    President and Chief Executive
President and Chief                                                      Officer
Executive Officer          ----------------------------------------------------------------
                               Driehaus Mutual Funds**                  President
                           ----------------------------------------------------------------
                             Driehaus Securities LLC***       President and Chief Executive
                                                                         Officer
--------------------------------------------------------------------------------------------
Janet L. McWilliams        Driehaus Capital Holdings LLC*       Senior Vice President and
Managing Director,                                                      Secretary
Secretary and General     ------------------------------------------------------------------
Counsel                        Driehaus Mutual Funds**           Chief Legal Officer and
                                                                 Assistant Vice President
                           ------------------------------------------------------------------
                            Driehaus Securities LLC***        Managing Director, Secretary
                                                                  and General Counsel
---------------------------------------------------------------------------------------------
Michelle L. Cahoon         Driehaus Capital Holdings LLC*     Vice President, Treasurer and
Managing Director,                                              Chief Financial Officer
Treasurer and Chief         -----------------------------------------------------------------
Financial Officer              Driehaus Mutual Funds**         Vice President and Treasurer
                           ------------------------------------------------------------------
                               Driehaus Securities LLC***        Managing Director, Treasurer
                                                              and Chief Financial Officer
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Stephen T. Weber              Driehaus Securities LLC***      Managing Director, Sales and
Managing Director, Sales                                       Relationship Management
and Relationship
Management
---------------------------------------------------------------------------------------------
Kaaren Sagastume              Driehaus Securities LLC***        Managing Director, IT,
Managing Director, IT,                                         Operations and Trading
Operations and Trading
---------------------------------------------------------------------------------------------
Thomas M. Seftenberg          Driehaus Securities LLC***     Managing Director, Relationship
Managing Director,                                              Management and Marketing
Relationship Management
and Marketing
---------------------------------------------------------------------------------------------
Michael R. Shoemaker           Driehaus Mutual Funds**        Chief Compliance Officer and
Assistant Vice President and                                   Assistant Vice President
Chief Compliance Officer      ---------------------------------------------------------------
                              Driehaus Securities LLC***      Assistant Vice President and
                                                               Chief Compliance Officer
---------------------------------------------------------------------------------------------
Michael P. Kailus              Driehaus Mutual Funds**        Assistant Secretary and Anti-
Assistant Secretary                                           Money Laundering Compliance
                                                                       Officer
                             ----------------------------------------------------------------
                              Driehaus Securities LLC***        Assistant Secretary
---------------------------------------------------------------------------------------------

* Driehaus Capital Holdings LLC, located at 25 East Erie Street, Chicago, Illinois 60611, is a holding company and is the majority owner of Driehaus Capital Management LLC and Driehaus Securities LLC.

** Driehaus Mutual Funds, located at 25 East Erie Street, Chicago, Illinois 60611, is an open-end management investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

*** Driehaus Securities LLC, located at 25 East Erie Street, Chicago, Illinois 60611, is a limited-purpose broker-dealer registered with the Financial Industry Regulatory Authority ("FINRA") and the U.S. Securities and Exchange Commission.

EDGEWOOD MANAGEMENT LLC
Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 535 Madison Avenue, 15th Floor, New York, New York 10022. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Edgewood engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FAIRPOINTE CAPITAL LLC
Fairpointe Capital LLC ("Fairpointe") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Fairpointe is One N. Franklin Street, Suite 3300, Chicago, Illinois 60606. Fairpointe is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Fairpointe engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FAYEZ SAROFIM & CO.
Fayez Sarofim & Co. ("Fayez Sarofim") serves as the investment adviser for the Sarofim Equity Fund. The principal address of Fayez Sarofim is 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010. Fayez Sarofim is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2012 and 2013.


-------------------------------------------------------------------------------------------
                                     NAME AND PRINCIPAL
   NAME AND POSITION                BUSINESS ADDRESS OF            CONNECTION WITH
WITH INVESTMENT ADVISER                OTHER COMPANY                OTHER COMPANY
-------------------------------------------------------------------------------------------
                                      Sarofim Trust Co.        Chairman
                                     Two Houston Center
                                         Suite 2907
                                      Houston, TX 77010
                                -----------------------------------------------------------
                                   Sarofim Realty Advisors     Chairman and Director
                                             Co.
                                     8115 Preston Road
                                         Suite 400
                                     Dallas, TX 75225
                                -----------------------------------------------------------
                                    Sarofim International      Chairman, Chief
Fayez Sarofim                        Management Company        Executive Officer, Chief
Chairman, Chief Executive            Two Houston Center        Investment Officer and
Officer, Chief Investment               Suite 2907             Director
Officer and Director                Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Chairman, Chief
                                     Two Houston Center        Executive Officer and
                                         Suite 2907            Director
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                     Kinder Morgan, Inc.       Director
                                         500 Dallas
                                         Suite 1000
                                     Houston, TX 77002
-------------------------------------------------------------------------------------------
Christopher B. Sarofim               Kemper Corporation        Director
Vice Chairman                      One East Wacker Drive
                                     Chicago, IL 60601
                                -----------------------------------------------------------
                                     Sarofim Trust Co.         Vice Chairman
                                     Two Houston Center
                                         Suite 2907
                                      Houston, TX 77010
                                -----------------------------------------------------------
                                    Sarofim International      Vice Chairman and
                                     Management Company        President
                                     Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Vice Chairman
                                     Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Raye G. White                         Sarofim Trust Co.        President, Chief
Executive Vice President,            Two Houston Center        Executive Officer,
Secretary,  Treasurer                   Suite 2907             Treasurer and Director
and Director                         Houston, TX 77010
                                -----------------------------------------------------------
                                   Sarofim International       Executive Vice
                                    Management Company         President, Secretary,
                                    Two Houston Center         Treasurer and Director
                                        Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                  Sarofim Realty Advisors      Secretary, Treasurer and
                                           Co.                 Director
                                     8115 Preston Road
                                         Suite 400
                                      Dallas, TX 75225
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Executive Vice
                                     Two Houston Center        President, Secretary,
                                         Suite 2907            Treasurer and Director
                                      Houston, TX 77010
-------------------------------------------------------------------------------------------
William Gentry Lee, Jr., CFA          Sarofim Trust Co.        Senior Vice President
President                             Two Houston Center
                                          Suite 2907
                                      Houston, TX 77010
                                -----------------------------------------------------------
                                    Sarofim International      Senior Vice President
                                     Management Company
                                     Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                  Sarofim Realty Advisors      Senior Vice President
                                              Co.
                                     8115 Preston Road
                                         Suite 400
                                      Dallas, TX 75225
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     President
                                    Two Houston Center
                                        Suite 2907
                                     Houston, TX 77010
-------------------------------------------------------------------------------------------
Jeffrey M. Jacobe, CFA               Sarofim Trust Co.         Senior Vice President
Senior Vice President and          Two Houston Center          and Director of
Director of Investments                Suite 2907              Investments
                                      Houston, TX 77010
                                -----------------------------------------------------------
                                    Sarofim International      Senior Vice President
                                     Management Company        and Director of
                                     Two Houston Center        Investments
                                         Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Senior Vice President
                                      Two Houston Center       and Director of
                                          Suite 2907           Investments
                                      Houston, TX 77010
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Ralph B. Thomas, CFA                  Sarofim Trust Co.        Senior Vice President
Senior Vice President                 Two Houston Center       and Director
                                          Suite 2907
                                      Houston, TX 77010
                                -----------------------------------------------------------
                                    Sarofim International      Senior Vice President
                                     Management Company
                                     Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Senior Vice President
                                     Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
-------------------------------------------------------------------------------------------
Charles E. Sheedy, CFA                Sarofim Trust Co.        Senior Vice President
Senior Vice President                Two Houston Center        and Director
                                        Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                   Sarofim Realty Advisors     Vice Chairman
                                             Co.
                                     8115 Preston Road
                                        Suite 400
                                      Dallas, TX 75225
                                -----------------------------------------------------------
                                    Sarofim International      Senior Vice President
                                     Management Company
                                     Two Houston Center
                                        Suite 2907
                                    Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Senior Vice President
                                     Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
-------------------------------------------------------------------------------------------
Reynaldo Reza, CFA                    Sarofim Trust Co.        Vice President
Vice President                       Two Houston Center
                                        Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                    Sarofim International      Vice President
                                     Management Company
                                     Two Houston Center
                                        Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Vice President
                                     Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
-------------------------------------------------------------------------------------------
Alan R. Christensen, CFA              Sarofim Trust Co.        Vice President and Chief
Vice President and Chief             Two Houston Center        Operating Officer
Operating Officer                       Suite 2907
                                    Houston, TX 77010
                                -----------------------------------------------------------
                                    Sarofim International      Vice President and Chief
                                      Management Company       Operating Officer
                                      Two Houston Center
                                         Suite 2907
                                    Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Vice President and Chief
                                     Two Houston Center        Operating Officer
                                         Suite 2907
                                      Houston, TX 77010
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Catherine P. Crain, CFA               Sarofim Trust Co.        Vice President
Vice President and Director          Two Houston Center
of Marketing and Client                  Suite 2907
Service                              Houston, TX 77010
                                -----------------------------------------------------------
                                    Sarofim International      Vice President
                                     Management Company
                                     Two Houston Center
                                        Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Vice President
                                    Two Houston Center
                                        Suite 2907
                                     Houston, TX 77010
-------------------------------------------------------------------------------------------
Robert M. Hopson III                 Sarofim Trust Co.         Vice President
Vice President                      Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                   Sarofim International       Vice President
                                    Management Company
                                    Two Houston Center
                                        Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Vice President
                                    Two Houston Center
                                        Suite 2907
                                      Houston, TX 77010
-------------------------------------------------------------------------------------------
David T. Searls III                    Sarofim Trust Co.       Vice President
Vice President                        Two Houston Center
                                          Suite 2907
                                       Houston, TX 77010
                                -----------------------------------------------------------
                                    Sarofim International      Vice President
                                     Management Company
                                     Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                  The Sarofim Group, Inc.      Vice President
                                      Two Houston Center
                                         Suite 2907
                                      Houston, TX 77010
                                -----------------------------------------------------------
                                  Credit Suisse Securities     Director, Private Bank
                                          (USA) LLC
                                     11 Madison Avenue
                                     New York, NY 10010
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Daniel S. Crumrine                   Sarofim Trust Co.         Vice President, Chief
Vice President and Chief             Two Houston Center        Financial Officer,
Financial Officer                        Suite 2907            Secretary and Director
                                      Houston, TX 77010
                                -----------------------------------------------------------
                                  Sarofim Realty Advisors      Vice President and Chief
                                             Co.               Financial Officer
                                     8115 Preston Road
                                         Suite 400
                                     Dallas, TX 75225
                                -----------------------------------------------------------
                                   Sarofim International       Vice President and Chief
                                      Management Company       Financial Officer
                                      Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                   The Sarofim Group, Inc.     Vice President and Chief
                                     Two Houston Center        Financial Officer
                                         Suite 2907
                                     Houston, TX 77010
-------------------------------------------------------------------------------------------
Nancy Gilbert                        Sarofim Trust Co.         Vice President
Vice President                      Two Houston Center
                                        Suite 2907
                                      Houston, TX 77010
                                -----------------------------------------------------------
                                    Sarofim International      Vice President
                                      Management Company
                                     Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                  Sarofim Realty Advisors      Vice President
                                            Co.
                                     8115 Preston Road
                                         Suite 400
                                     Dallas, TX 75225
                                -----------------------------------------------------------
                                  The Sarofim Group, Inc.      Vice President
                                    Two Houston Center
                                        Suite 2907
                                    Houston, TX 77010
-------------------------------------------------------------------------------------------
John M. Ratcliff                    Sarofim Trust Co.          Vice President
Vice President                      Two Houston Center
                                         Suite 2907
                                     Houston, TX 77010
                                -----------------------------------------------------------
                                  Sarofim Realty Advisors      Vice President
                                             Co.
                                     8115 Preston Road
                                         Suite 400
                                      Dallas, TX 75225
                                -----------------------------------------------------------
                                    Sarofim International      Vice President
                                     Management Company
                                     Two Houston Center
                                         Suite 2907
                                      Houston, TX 77010
                                -----------------------------------------------------------
                                  The Sarofim Group, Inc.      Vice President
                                    Two Houston Center
                                         Suite 2907
                                      Houston, TX 77010
-------------------------------------------------------------------------------------------

FIRST MANHATTAN CO.
First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of FMC is 399 Park Avenue, New York, New York 10022-7001. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH              NAME OF OTHER COMPANY          CONNECTION WITH OTHER
  INVESTMENT ADVISER                                                    COMPANY
----------------------------------------------------------------------------------------------
David Sanford Gottesman,           Berkshire Hathaway, Inc.       Member, Board of Directors
Senior Managing Director        --------------------------------------------------------------
                                  American Museum of Natural                 Trustee
                                           History
                                --------------------------------------------------------------
                                     Mount Sinai Center                      Trustee
                                --------------------------------------------------------------
                                     Yeshiva University                      Trustee
----------------------------------------------------------------------------------------------
Daniel Rosenbloom, Senior            NYU Medical Center                Associate Trustee
Managing Director               --------------------------------------------------------------
                                National Foundation for Facial               Trustee
                                       Reconstruction
----------------------------------------------------------------------------------------------
Charles M. Rosenthal, Senior           Carnegie Hall                         Trustee
Managing Director               --------------------------------------------------------------
                                 Marine Biological Laboratory                Trustee
----------------------------------------------------------------------------------------------
Arthur Joel Stainman, Senior        Ark Restaurants Corp.          Member, Board of Directors
Managing Director
                                       Rider University                      Trustee
----------------------------------------------------------------------------------------------
Robert W. Gottesman, Chief             Gruss Foundation                      Trustee
Executive Officer and Senior
Managing Director
----------------------------------------------------------------------------------------------
William F. Guardenier,            John Hart Hunter Foundation                Trustee
Senior Managing Director        --------------------------------------------------------------
                                      New Hampton School                     Trustee
----------------------------------------------------------------------------------------------

HAMLIN CAPITAL MANAGEMENT, LLC
Hamlin Capital Management, LLC ("Hamlin") serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 640 Fifth Avenue, 6th Floor, New York, New York 10019. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2012 and 2013.

-------------------------------------------------------------------------------------
NAME AND POSITION WITH          NAME AND PRINCIPAL BUSINESS     CONNECTION WITH OTHER
  INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY             COMPANY
-------------------------------------------------------------------------------------
Mark Stitzer -- Managing        Hamlin Capital Advisors, LLC           Owner
Partner                          5550 West Executive Drive,
                                         Suite 540
                                     Tampa, FL 33609
-------------------------------------------------------------------------------------
Joseph Bridy -- Partner &       Hamlin Capital Advisors, LLC           Owner
Fixed Income Portfolio           5550 West Executive Drive,
Manager                                  Suite 540
                                     Tampa, FL 33609
-------------------------------------------------------------------------------------
Chris D'Agnes -- Partner        Hamlin Capital Advisors, LLC           Owner
& Equity Portfolio               5550 West Executive Drive,
Manager                                  Suite 540
                                     Tampa, FL 33609
-------------------------------------------------------------------------------------
Charlie Garland -- Partner      Hamlin Capital Advisors, LLC           Owner
and Equity Portfolio             5550 West Executive Drive,
Manager                                  Suite 540
                                     Tampa, FL 33609
-------------------------------------------------------------------------------------
Deborah Finegan -- Partner      Hamlin Capital Advisors, LLC           Owner
& Chief Operating Officer        5550 West Executive Drive,
                                         Suite 540
                                     Tampa, FL 33609
-------------------------------------------------------------------------------------

HARRIS ASSOCIATES L.P.
Harris Associates L.P. ("Harris") is a registered investment adviser under the Investment Advisers Act of 1940. Harris serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The directors and executive officers of Harris, or Harris Associates, Inc. ("HAI"), its general partner, have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris; Harris' ultimate parent company, Natixis Global Asset Management ("NGAM"); HAI; Harris Associates Investment Trust ("HAIT"), a U.S. registered investment company consisting of the seven Oakmark Funds for which Harris serves as the advisor and sponsor; and/or Harris Associates Securities L.P. ("HASLP"), an affiliated limited-purpose broker-dealer of which Harris is a limited partner. The business address of Harris, HAI, HAIT and HASLP is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME OF OTHER COMPANY         CONNECTION WITH OTHER
  INVESTMENT ADVISER                                                  COMPANY
-------------------------------------------------------------------------------------------------
Robert M. Levy                            HAI                 Director, Chairman and Chief
Chairman, Chief Investment                                    Investment Officer, U.S. Equity
Officer, Domestic Equity and    -----------------------------------------------------------------
Portfolio Manager                        HAIT                 Executive Vice President
                                -----------------------------------------------------------------
                                         HASLP                Chairman and Chief Investment
                                                              Officer, U.S. Equity
-------------------------------------------------------------------------------------------------
Kristi L. Rowsell                         HAI                 Director and President
President                       -----------------------------------------------------------------
                                         HAIT                 Trustee and President
                                -----------------------------------------------------------------
                                         HASLP                President
-------------------------------------------------------------------------------------------------
Randall T. Zipfel                         HAI                 Chief Operating Officer
Chief Operating Officer         -----------------------------------------------------------------
                                         HASLP                Chief Operating Officer
-------------------------------------------------------------------------------------------------
Thomas E. Herman                          HAI                 Chief Financial Officer and
Chief Financial Officer and                                   Treasurer
Treasurer                       -----------------------------------------------------------------
                                         HAIT                 Principal Financial Officer, since
                                                              2011
                                -----------------------------------------------------------------
                                         HASLP                Chief Financial Officer and
                                                              Treasurer
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME OF OTHER COMPANY         CONNECTION WITH OTHER
  INVESTMENT ADVISER                                                  COMPANY
-------------------------------------------------------------------------------------------------
David G. Herro                           HAI                Director, Vice President and
Vice President, Chief                                       Chief Investment Officer,
Investment Officer,                                         International Equity
International Equity,           -----------------------------------------------------------------
Portfolio Manager                       HAIT                Vice President and Portfolio
and Analyst                                                 Manager (Oakmark Global Select
                                                            Fund, Oakmark International
                                                            Fund and Oakmark International
                                                            Small Cap Fund)
-------------------------------------------------------------------------------------------------
Colin P. McFarland                       HAI                Chief Compliance Officer
Chief Compliance Officer
-------------------------------------------------------------------------------------------------
Clyde S. McGregor                        HAI                Vice President
Vice President and Portfolio    -----------------------------------------------------------------
Manager                                 HAIT                Vice President and Portfolio
                                                            Manager (Oakmark Equity and
                                                            Income Fund and Oakmark
                                                            Global Fund)
-------------------------------------------------------------------------------------------------
Thomas W. Murray                         HAI                Vice President and Director of
Vice President, Director of U.S.                            U.S. Research
Research, Portfolio Manager     -----------------------------------------------------------------
and Analyst                             HAIT                Vice President and Portfolio
                                                            Manager (Oakmark Select Fund),
                                                            since 2013
-------------------------------------------------------------------------------------------------
William C. Nygren                        HAI                Vice President
Vice President, Portfolio       -----------------------------------------------------------------
Manager and Analyst                     HAIT                Vice President and Portfolio
                                                            Manager (Oakmark Fund,
                                                            Oakmark Select Fund and
                                                            Oakmark Global Select Fund)
-------------------------------------------------------------------------------------------------
Janet L. Reali                           HAI                Director, Vice President, General
Vice President, General                                     Counsel and Secretary
Counsel and Secretary           -----------------------------------------------------------------
                                        HAIT                Vice President, Secretary and
                                                            Chief Legal Officer
                                -----------------------------------------------------------------
                                       HASLP                General Counsel and Chief
                                                            Compliance Officer
-------------------------------------------------------------------------------------------------
Robert A. Taylor                         HAI                Vice President and Director of
Vice President, Director of                                 International Research
International Research,         -----------------------------------------------------------------
Portfolio Manager and Analyst           HAIT                Vice President and Portfolio
                                                            Manager (Oakmark Global Fund
                                                            and Oakmark International Fund)
-------------------------------------------------------------------------------------------------
Pierre Servant                           HAI                Director
                                -----------------------------------------------------------------
                                 Natixis Global Asset       Chief Executive Officer and
                                      Management            Member of Executive Committee
                               21 quai d'Austerlitz 75013
                                    Paris, France
-------------------------------------------------------------------------------------------------
John Hailer                              HAI                Director
                                -----------------------------------------------------------------
                                  Natixis Global Asset      President and Chief Executive
                                     Management LLC         Officer
                                  399 Boylston Street
                                   Boston, MA 02116
-------------------------------------------------------------------------------------------------

HARVEST GLOBAL INVESTMENTS LIMITED

Harvest Global Investments Limited ("Harvest") serves as the investment adviser for the Harvest China All Assets Fund and the Harvest Intermediate Bond Fund. The principal address of Harvest is 31/F One Exchange Square, 8 Connaught Place, Central Hong Kong. Harvest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2012 and 2013.

----------------------------------------------------------------------------------------
NAME AND POSITION WITH             NAME AND PRINCIPAL           CONNECTION WITH OTHER
  INVESTMENT ADVISER           BUSINESS ADDRESS OF OTHER              COMPANY
                                        COMPANY
----------------------------------------------------------------------------------------
Zhao Xuejun                    Harvest Capital Management             Director
Director                               Co Limited
                                  8/F, China Resources
                               Building, No.8, Jianguomen
                                   Beidajie, Beijing
                             -----------------------------------------------------------
                                  Harvest Alternative                 Director
                                Investment Group Limited
                                 1000 Glentworth Street
                                  P.O.Box 957, Offshore
                               Incorporations Centre, Road
                             Town, Tortola, British Virgin
                                       Islands
                             -----------------------------------------------------------
                                  Harvest Alternative                 Director
                                Investments (HK) Limited
                               31/F, One Exchange Square,
                               8 Connaught Place, Central,
                                      Hong Kong
                             -----------------------------------------------------------
                               Harvest Wealth Management              Director
                                      Co., Ltd
                               Unit 4606-10, Shanghai Two
                                 ifc, 8 Century Avenue,
                               Pudong New Area, Shanghai
                                        P.R.C
                             -----------------------------------------------------------
                                  Harvest Real Estate                 Director
                                  Investments (Cayman)
                                       Limited
                                190 Elgin Avenue, George
                                 Town Grand Cayman KY1-
                                  9005, Cayman Islands
                             -----------------------------------------------------------
                                  Harvest Real Estate                 Director
                                Investment (HK) Limited
                               31/F, One Exchange Square,
                               8 Connaught Place, Central,
                                       Hong Kong
                             -----------------------------------------------------------
                                  Ample Harvest Capital               Director
                                   (Hong Kong) Limited
                               31/F, One Exchange Square,
                               8 Connaught Place, Central,
                                        Hong Kong
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Choy Peng Wah                  Harvest USA Incorporation              Director
Director                       160 Greentree Drive, Suite
                               101, City of Dover 19904,
                               Country of Kent, State of
                                      Delaware.
                             -----------------------------------------------------------
                               Harvest Krane Holding LLC              Director
                                  1350 Avenue of the
                                  Americas, 2nd Floor
                                  New York, NY 10019
                             -----------------------------------------------------------
                                Harvest Krane Investment              Director
                                          LLC
                                   1350 Avenue of the
                                  Americas, 2nd Floor
                                   New York, NY 10019
                             -----------------------------------------------------------
                                   Harvest Krane LLC                  Director
                                   1350 Avenue of the
                                  Americas, 2nd Floor
                                   New York, NY 10019
----------------------------------------------------------------------------------------
Lindsay Megan Wright           Harvest USA Incorporation              Director
Director                       160 Greentree Drive, Suite
                                101, City of Dover 19904,
                                Country of Kent, State of
                                        Delaware.
                             -----------------------------------------------------------
                                   Harvest Krane LLC                  Director
                                   1350 Avenue of the
                                   Americas, 2nd Floor
                                   New York, NY 10019
                             -----------------------------------------------------------
                               Harvest Krane Holding LLC              Director
                                  1350 Avenue of the
                                  Americas, 2nd Floor
                                   New York, NY 10019
                             -----------------------------------------------------------
                                Harvest Krane Investment              Director
                                           LLC
                                   1350 Avenue of the
                                  Americas, 2nd Floor
                                  New York, NY 10019
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Wang Wei                       Harvest Capital Management             Chief Risk Officer,
Director                               Co Limited                     Director
                                  8/F, China Resources
                               Building, No.8, Jianguomen
                                    Beidajie, Beijing
                             -----------------------------------------------------------
                                  Harvest Alternative                 Director
                                Investment Group Limited
                                  P.O.Box 957, Offshore
                               Incorporations Centre, Road
                              Town, Tortola, British Virgin
                                         Islands
                             -----------------------------------------------------------
                                  Harvest Alternative                 Director
                                Investments (HK) Limited
                               31/F, One Exchange Square,
                               8 Connaught Place, Central,
                                         Hong Kong
----------------------------------------------------------------------------------------
Kerry Chow                     Harvest USA Incorporation              Director
Employee                       160 Greentree Drive, Suite
                                101, City of Dover 19904,
                               Country of Kent, State of
                                       Delaware.
                             -----------------------------------------------------------
                               Harvest Krane Holding LLC              Director
                                  1350 Avenue of the
                                  Americas, 2nd Floor
                                  New York, NY 10019
                             -----------------------------------------------------------
                                Harvest Krane Investment              Director
                                          LLC
                                   1350 Avenue of the
                                  Americas, 2nd Floor
                                  New York, NY 10019
                             -----------------------------------------------------------
                                   Harvest Krane LLC                  Director
                                  1350 Avenue of the
                                  Americas, 2nd Floor
                                  New York, NY 10019
----------------------------------------------------------------------------------------

HAVERFORD FINANCIAL SERVICES, INC.
Haverford Financial Services, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL BUSINESS           CONNECTION WITH OTHER
  INVESTMENT ADVISER              ADDRESS OF OTHER COMPANY                    COMPANY
-------------------------------------------------------------------------------------------------
George W. Connell               The Haverford Trust Company        Vice Chairman & Indirect Owner
Vice Chairman & Owner            3 Radnor Corporate Center,
                                        Suite 450
                                     Radnor, PA 19087
                              -------------------------------------------------------------------
                              Haverford Trust Securities, Inc.     Vice Chairman & Indirect Owner
                                3 Radnor Corporate Center,
                                        Suite 450
                                     Radnor, PA 19087
                              -------------------------------------------------------------------
                                    Drexel Morgan & Co.                CEO,President & Owner
                                 3 Radnor Corporate Center,
                                        Suite 450
                                    Radnor, PA 19087
                              -------------------------------------------------------------------
                               Drexel Morgan Capital Advisers,        Director, Indirect Owner
                                            Inc.
                                 3 Radnor Corporate Center,
                                         Suite 305
                                      Radnor, PA 19087
                              -------------------------------------------------------------------
                                Red Wing Management II, LLC               Indirect Owner
                                 3 Radnor Corporate Center,
                                         Suite 305
                                      Radnor, PA 19087
-------------------------------------------------------------------------------------------------
Joseph J. McLaughlin            The Haverford Trust Company               Chairman & CEO
Chairman, CEO & President        3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
                              -------------------------------------------------------------------
                              Haverford Trust Securities, Inc.       Registered Representative
                                 3 Radnor Corporate Center,
                                         Suite 450
                                      Radnor, PA 19087
-------------------------------------------------------------------------------------------------
Binney H. C. Wietlisbach        The Haverford Trust Company                  President
Executive Vice President         3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
                              -------------------------------------------------------------------
                              Haverford Trust Securities, Inc.            CEO & President
                                 3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
-------------------------------------------------------------------------------------------------
Henry B. Smith                  The Haverford Trust Company            Vice President & CIO
Vice President and CIO           3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
                              -------------------------------------------------------------------
                              Haverford Trust Securities, Inc.       Registered Representative
                                  3 Radnor Corporate Center,
                                         Suite 450
                                      Radnor, PA 19087
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL BUSINESS           CONNECTION WITH OTHER
  INVESTMENT ADVISER              ADDRESS OF OTHER COMPANY                    COMPANY
-------------------------------------------------------------------------------------------------
David Brune                      The Haverford Trust Company              Vice President
Vice President                   3 Radnor Corporate Center,
                                          Suite 450
                                      Radnor, PA 19087
                              -------------------------------------------------------------------
                              Haverford Trust Securities, Inc.       Registered Representative
                                 3 Radnor Corporate Center,
                                         Suite 450
                                      Radnor, PA 19087
-------------------------------------------------------------------------------------------------
John H. Donaldson               The Haverford Trust Company               Vice President
Vice President                   3 Radnor Corporate Center,
                                         Suite 450
                                      Radnor, PA 19087
-------------------------------------------------------------------------------------------------
Timothy A. Hoyle                The Haverford Trust Company              Vice President
Vice President                   3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
                              -------------------------------------------------------------------
                              Haverford Trust Securities, Inc.       Registered Representative
                                 3 Radnor Corporate Center,
                                         Suite 450
                                      Radnor, PA 19087
-------------------------------------------------------------------------------------------------
Jeffrey M. Bagley               The Haverford Trust Company               Vice President
Vice President                  3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
-------------------------------------------------------------------------------------------------
MarieElena V. Ness              The Haverford Trust Company        VP & Chief Compliance Officer
Chief Compliance Officer        3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
                              -------------------------------------------------------------------
                              Haverford Trust Securities, Inc.     VP & Chief Compliance Officer
                                 3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
                              -------------------------------------------------------------------
                                   Drexel Morgan & Co.             VP & Chief Compliance Officer
                                 3 Radnor Corporate Center,
                                        Suite 450
                                     Radnor, PA 19087
                              -------------------------------------------------------------------
                              Regulatory Compliance Assistance,             Sole Member
                                             LLC
-------------------------------------------------------------------------------------------------

INVESTMENT COUNSELORS OF MARYLAND, LLC
Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 300 East Lombard Street, Suite 810, Baltimore, Maryland 21202. ICM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-----------------------------------------------------------------------------------------
NAME AND POSITION WITH          NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
 INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                 COMPANY
-----------------------------------------------------------------------------------------
William V. Heaphy, CFA                Cognapse, Inc.                      Director
CIO, Portfolio Manager               458 Main Street
                                 Reisterstown, MD 21136
-----------------------------------------------------------------------------------------

KAYNE ANDERSON CAPITAL ADVISORS, L.P.
Kayne Anderson Capital Advisors, L.P. ("KACALP") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. KACALP is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, the KACALP portfolio manager responsible for the management of the Cornerstone Advisors Real Assets Fund did not engage in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee, other than serving as Executive Vice President, Assistant Treasurer and Assistant Secretary of Kayne Anderson Energy Total Return Fund ("KYE"), Kayne Anderson MLP Investment Company ("KYN"), Kayne Anderson Midstream/Energy Fund ("KMF"), and Kayne Anderson Energy Development Company ("KED"). Each of these are publicly traded closed-end funds managed by KA Fund Advisors, LLC an affiliate of KACALP.

LOOMIS, SAYLES & COMPANY, L.P.
Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013. Unless otherwise noted, the principal address of each business listed below is One Financial Center, Boston, Massachusetts 02111.

------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL BUSINESS           CONNECTION WITH OTHER
  INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                  COMPANY
------------------------------------------------------------------------------------------------
Robert J. Blanding            Loomis Sayles Funds I                  President, CEO and Trustee
Chairman, President and       ------------------------------------------------------------------
Chief Executive Officer       Loomis Sayles Funds II                 CEO and Trustee
                              ------------------------------------------------------------------
                              Natixis Funds Trust I                  Trustee
                              ------------------------------------------------------------------
                              Natixis Funds Trust II                 Trustee
                              ------------------------------------------------------------------
                              Natixis Funds Trust III                Trustee
                              ------------------------------------------------------------------
                              Natixis Funds Trust IV                 Trustee
                              ------------------------------------------------------------------
                              Gateway Trust                          Trustee
                              ------------------------------------------------------------------
                              Hansberger International Series        Trustee
                              ------------------------------------------------------------------
                              Loomis Sayles Distributors, Inc.       Director
                              ------------------------------------------------------------------
                              Loomis Sayles Investments Asia Pte.    Director
                              Ltd.
                              ------------------------------------------------------------------
                              Loomis Sayles Investments Limited      Alternate Director
                              ------------------------------------------------------------------
                              Natixis Asset Management Japan Co.     Director
                              Ltd.
------------------------------------------------------------------------------------------------
Daniel J. Fuss                Loomis Sayles Funds I                  Executive Vice President
Vice Chairman and             ------------------------------------------------------------------
Executive Vice President      Loomis Sayles Funds II                 Executive Vice President
------------------------------------------------------------------------------------------------
Pierre P. Servant             Natixis Global Asset Management        President and CEO
Director                      300 Boylston Street
                              Boston, MA 02116
                              ------------------------------------------------------------------
                              Natixis                                Member of the Executive
                                                                     Committee
------------------------------------------------------------------------------------------------
John T. Hailer                Natixis Global Asset Management,       President and CEO
Director                      L.P., U.S. & Asia
                              ------------------------------------------------------------------
                              Natixis Funds Trust I                  Trustee
                              ------------------------------------------------------------------
                              Natixis Funds Trust II                 Trustee
                              ------------------------------------------------------------------
                              Natixis Funds Trust III                Trustee
                              ------------------------------------------------------------------
                              Natixis Funds Trust IV                 Trustee
                              ------------------------------------------------------------------
                              Natixis Cash Management Trust          Trustee
                              ------------------------------------------------------------------
                              Gateway Trust                          Trustee
                              ------------------------------------------------------------------
                              Hansberger International Series        Trustee
                              ------------------------------------------------------------------
                              Loomis Sayles Funds I                  Trustee
                              ------------------------------------------------------------------
                              Loomis Sayles Funds II                 Trustee
------------------------------------------------------------------------------------------------
Kevin P. Charleston           Loomis Sayles Trust Co., LLC           Manager and President
Executive Vice President
and Chief Financial
Officer
------------------------------------------------------------------------------------------------
John F. Gallagher III         Loomis Sayles Distributors, Inc.       President
Executive Vice President
and Director of
Institutional Services
------------------------------------------------------------------------------------------------
Jean S. Loewenberg            Loomis Sayles Distributors, Inc.       Director
Executive Vice President,     ------------------------------------------------------------------
General Counsel and           Loomis Sayles Trust Co., LLC           Manager and Secretary
Secretary
------------------------------------------------------------------------------------------------
John R. Gidman                Loomis Sayles Solutions, LLC           President
Executive Vice President
------------------------------------------------------------------------------------------------

LSV ASSET MANAGEMENT
LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV Global Value Fund, LSV U.S. Managed Volatility Fund and LSV Global Managed Volatility Fund. LSV also serves as the investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                COMPANY
-----------------------------------------------------------------------------------------------------
                            Josh O'Donnell,                    Kirkland & Ellis LLP         Partner
                            Chief Compliance Officer and       300 North LaSalle
                            Chief Legal Officer                Chicago, IL 60654
-----------------------------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital Management, LLC ("Marsico") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Marsico is 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Marsico engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NUMERIC INVESTORS LLC
Numeric Investors LLC ("Numeric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Numeric is 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210. Numeric is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH               NAME AND PRINCIPAL BUSINESS               CONNECTION WITH OTHER
  INVESTMENT ADVISER                  ADDRESS OF OTHER COMPANY                         COMPANY
------------------------------------------------------------------------------------------------------------
Langdon Wheeler, Chairman of                Weekapaug Inn                  Partial Owner
Board of Directors (Numeric              25 Spray Rock Road
Holdings LLC)                            Westerly, RI 02891
------------------------------------------------------------------------------------------------------------
Michael Wilson, Director                TA Associates, Inc.                Advisor (January 2013 -- Present)
(Numeric Holdings LLC)             200 Clarendon Street, 56th Floor
                                          Boston, MA 02116                 Managing Director (1992 --
                                                                           December 2012)
                                   -------------------------------------------------------------------------
                                     Juniper Fund Management plc           Director
                                         1 Grosvenor Place
                                          London SW1X 7JJ
------------------------------------------------------------------------------------------------------------
P. Andrews McLane, Director            TA Associates, Inc.                 Senior Advisor
(Numeric Holdings LLC)             200 Clarendon Street, 56th Floor
                                          Boston, MA 02116
                                   -------------------------------------------------------------------------
                                   Tempur Sealy International, Inc.        Chairman
                                          1000 Tempur Way
                                        Lexington, KY 40511
                                   -------------------------------------------------------------------------
                                      First Eagle Investment               Director
                                         Management, LLC
                                     1345 Avenue of the Americas,
                                             48th Floor
                                        New York, NY 10105
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Peter Carman, Director (Numeric       ARGA Investment Management           Chairman
Holdings LLC)                         1010 Washington Boulevard
                                          Stamford, CT 06831
------------------------------------------------------------------------------------------------------------
Michael Even, Chief Executive        The Trustees of Reservations          Investment Committee Member
Officer & President                               Fund
                                           572 Essex Street
                                          Beverly, MA 01915
                                   -------------------------------------------------------------------------
                                    Massachusetts Pension Reserves         Investment Committee Member
                                     Investment Management Board
                                      84 State Street, Suite 250
                                           Boston, MA 02109
------------------------------------------------------------------------------------------------------------
Richard Hanna, Chief Financial      Numeric Multi-Strategy Market          Director
Officer                              Neutral Levered Offshore Fund
                                                 Ltd.
                                    Ogier Fiduciary Services (BVI)
                                      Limited, Nemours Chambers,
                                     P.O. Box 3170, Road Town,
                                   Tortola, British Virgin Islands
                                   -------------------------------------------------------------------------
                                     Numeric World Market Neutral          Director
                                        Offshore Fund I Ltd.
                                    Ogier Fiduciary Services (BVI)
                                      Limited, Nemours Chambers,
                                      P.O. Box 3170, Road Town,
                                   Tortola, British Virgin Islands
                                   -------------------------------------------------------------------------
                                     Numeric Absolute Return Fund          Director
                                                Ltd.
                                    Ogier Fiduciary Services (BVI)
                                     Limited, Nemours Chambers,
                                      P.O. Box 3170, Road Town,
                                   Tortola, British Virgin Islands
                                   -------------------------------------------------------------------------
                                    Numeric Socially Aware Multi-          Director
                                         Strategy Fund Ltd.
                                    Ogier Fiduciary Services (BVI)
                                      Limited, Nemours Chambers,
                                      P.O. Box 3170, Road Town,
                                    Tortola, British Virgin Islands
                                   -------------------------------------------------------------------------
                                      Numeric World Fundamental            Director
                                     Statistical Arbitrage Levered
                                             Fund I Ltd.
                                    Ogier Fiduciary Services (BVI)
                                      Limited, Nemours Chambers,
                                      P.O. Box 3170, Road Town,
                                   Tortola, British Virgin Islands
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Robert Furdak, Chief Investment         Numeric Holdings LLC               Director
Officer & Director of Portfolio     470 Atlantic Avenue, 6th Floor
Management                                 Boston, MA 02210
                                   -------------------------------------------------------------------------
                                       Wellesley Youth Hockey              Director
                                           P.O. Box 812182
                                         Wellesley, MA 02482
------------------------------------------------------------------------------------------------------------
Shanta Puchtler, Chief
Investment Officer & Director of                  ----                            ----
Research
------------------------------------------------------------------------------------------------------------
Dunyelle Rosen, Chief                    Li-Fraumeni Syndrome              Board Member
Compliance Officer &                          Association
Regulatory Counsel                           P.O. Box 6458
                                          Holliston, MA 01746
                                   -------------------------------------------------------------------------
                                         Natixis Global Asset              Vice President, Compliance
                                           Management, L.P.                Manager & Counsel (2010 -- June
                                         399 Boylston Street               2013)
                                           Boston, MA 02116
-----------------------------------------------------------------------------------------------------------

OFI STEELPATH, INC.
OFI SteelPath, Inc. ("OFI SteelPath") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of OFI SteelPath is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. OFI SteelPath is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY                 COMPANY
---------------------------------------------------------------------------------------
Gabriel Hammond                 GKD Index Partners, LLC           Majority Partner
CEO, Portfolio Manager           1717 McKinney Avenue
                                      Suite 1450
                                   Dallas, TX 75202
---------------------------------------------------------------------------------------
James McCain                 Ranger Funds Investment Trust        Independent Trustee
CCO                          300 Crescent Court, Ste. 1100
                                     Dallas, TX 75201
---------------------------------------------------------------------------------------

PARAMETRIC PORTFOLIO ASSOCIATES LLC
Parametric Portfolio Associates LLC ("Parametric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Parametric engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

PHOCAS FINANCIAL CORPORATION
Phocas Financial Corporation ("Phocas") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Phocas is 980 Atlantic Avenue, Suite 106, Alameda, CA 94501. Phocas is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Phocas engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

RICE HALL JAMES & ASSOCIATES, LLC
Rice Hall James & Associates, LLC ("Rice Hall James") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall James is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall James is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Rice Hall James engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SANDS CAPITAL MANAGEMENT, LLC
Sands Capital Management, LLC ("Sands Capital") serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands Capital is 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Sands Capital engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SKY HARBOR CAPITAL MANAGEMENT, LLC
SKY Harbor Capital Management LLC ("SKY Harbor") serves as investment sub-adviser for the Registrant's Westwood Short Duration High Yield Fund. The principal address of SKY Harbor is 20 Horseneck Lane, Greenwich, CT 06830. SKY Harbor is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

SKY Harbor's Board consists of three management directors who are the co-founders of the firm and three outside directors. For the fiscal years ended October 31, 2012 and 2013, none of the management directors, officers or employees of SKY Harbor is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee. The outside directors of SKY Harbor are engaged in other activities as set forth in the chart below.

--------------------------------------------------------------------------------------
NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY              COMPANY
--------------------------------------------------------------------------------------
Meryl D. Hartzband          Stone Point Capital, LLC       Chief Investment Officer
Director                       20 Horseneck Lane
                            Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------
David J. Wermuth            Stone Point Capital, LLC      Senior Principal and General
Director                       20 Horseneck Lane                    Counsel
                            Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------
Fayez S. Muhtadie           Stone Point Capital, LLC               Principal
Director                       20 Horseneck Lane
                            Greenwich, CT 06830 USA
--------------------------------------------------------------------------------------

STRATEGIC INCOME MANAGEMENT, LLC
Strategic Income Management, LLC ("SiM") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of SiM is 720 Olive Way, Suite 1675, Seattle, Washington 98101. SiM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY                  COMPANY
-------------------------------------------------------------------------------------------
Tim Black                        Integra Ventures              Partner (resigned effective
COO, CCO                         300 E Pine St.                November 12, 2012)
                                Seattle, WA 98101
-------------------------------------------------------------------------------------------
                                Plx Pharma, Inc.               Board Member (resignation
                          8285 El Rio Street, Suite 130        effective November 25, 2013)
                                 Houston, TX 77054
-------------------------------------------------------------------------------------------

THOMSON HORSTMANN & BRYANT, INC.
Thomson Horstmann & Bryant, Inc. ("THB") serves as the investment adviser for the Thomson Horstmann & Bryant MicroCap Fund and the Thomson Horstmann & Bryant Small Cap Value Fund. The principal address of THB is 501 Merritt 7, Norwalk, CT 06851. THB is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Thomson Horstmann & Bryant, Inc. engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THOMPSON, SIEGEL & WALMSLEY LLC
Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, P.O. Box 6883, Richmond, Virginia 23230. TS&W is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of TS&W engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THORNBURG INVESTMENT MANAGEMENT INC
Thornburg Investment Management Inc ("Thornburg") serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL BUSINESS              CONNECTION WITH OTHER
  INVESTMENT ADVISER              ADDRESS OF OTHER COMPANY                       COMPANY
-------------------------------------------------------------------------------------------------------
Garrett Thornburg,           Thornburg Securities Corporation,          Chairman
Chairman                          2300 North Ridgetop Road,
                                     Santa Fe, NM 87506
                             --------------------------------------------------------------------------
                                Thornburg Investment Trust,            Chairman
                                 2300 North Ridgetop Road,
                                     Santa Fe, NM 87506
                             --------------------------------------------------------------------------
                              WEL, Inc., 2300 North Ridgetop           Chairman, controlling interest
                                  Road, Santa Fe NM 87506
                             --------------------------------------------------------------------------
                                Chamisa Energy, 2300 North             Wel, Inc. is the managing
                             Ridgetop Road, Santa Fe NM 87506          member and has a controlling
                                                                       interest
-------------------------------------------------------------------------------------------------------

TURNER INVESTMENTS, L.P.
Turner Investments, L.P. ("Turner") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312-2414. Turner is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH               NAME AND PRINCIPAL BUSINESS             CONNECTION WITH OTHER
  INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY                     COMPANY
---------------------------------------------------------------------------------------------------------
Thomas R. Trala                               Turner Funds               President and Trustee
Chief Operating and Financial               P.O. Box 219805
Officer, Executive Managing           Kansas City, MO 64121-9805
Director                           ---------------------------------------------------------------------
                                       Turner International Ltd.         Trustee
                                           12 Plumtree Court
                                           London, EC4A 4HT
                                   ---------------------------------------------------------------------
                                      Turner Investment Partners         Chief Executive Officer and
                                         (Australia) Pty. Ltd.           Chief Financial Officer
                                    c/o Compliance & Risk Services
                                              Pty. Ltd.
                                     Level 9, 63 Exhibition Street
                                       Melbourne, Victoria 3000
                                               Australia
                                   ---------------------------------------------------------------------
                                      Widener School of Business         Advisory Board
                                            Administration
                                         1 University Place
                                          Chester, PA 19013
---------------------------------------------------------------------------------------------------------
Mark D. Turner                         Turner International Ltd.         Trustee
President, Senior                         12 Plumtree Court
Portfolio Manager                         London, EC4A 4HT
                                   ---------------------------------------------------------------------
                                        The Haverford School             Trustee
                                        450 Lancaster Avenue,
                                         Haverford, PA 19041
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                   CityTeam International (Chester)      Board of Director
                                         11 West 7th Street,
                                           Chester, PA 19013
                                   ---------------------------------------------------------------------
                                       The Philadelphia Ronald           Board of Director
                                            McDonald House
                                       3925 Chestnut Street,
                                      Philadelphia, PA 19104-3110
---------------------------------------------------------------------------------------------------------
Robert E. Turner                          Bradley University             Board of Directors
Chairman, Chief Investment               1501 W. Bradley Ave
Officer                                   Peoria, IL 61625
                                   ---------------------------------------------------------------------
                                    Delaware Valley Friends School       Board Member
                                         19 E. Central Avenue,
                                           Paoli, PA 19301
                                   ---------------------------------------------------------------------
                                    University of Notre Dame School      Advisory Council
                                            of Architecture
                                            110 Bond Hall,
                                         Notre Dame, IN 46556
                                   ---------------------------------------------------------------------
                                          Drexel University              President's Leadership Council
                                         3141 Chestnut Street
                                        Philadelphia, PA 19104
---------------------------------------------------------------------------------------------------------
Christopher K. McHugh                  Philadelphia University           Trustee
Vice Chairman, Senior Portfolio           4201 Henry Avenue,
Manager                              Philadelphia, PA 19144-5497
---------------------------------------------------------------------------------------------------------

WELLS FARGO PORTFOLIO RISK ADVISORS, A DIVISION OF STRUCTURED
ASSET INVESTORS, LLC
Wells Fargo Portfolio Risk Advisors ("WFPRA"), a division of Structured Asset Investors, LLC serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of WFPRA is 375 Park Avenue, 4th Floor, New York, New York 10152. WFPRA is an investment adviser registered under the Investment Advisers Act of 1940.

[To be updated by later amendment.]

WESTWOOD MANAGEMENT CORP.
Westwood Management Corp. ("Westwood") serves as the investment adviser for the Westwood Income Opportunity Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood LargeCap Value Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

--------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH                 NAME AND PRINCIPAL BUSINESS               CONNECTION WITH OTHER
  INVESTMENT ADVISER                     ADDRESS OF OTHER COMPANY                      COMPANY
--------------------------------------------------------------------------------------------------------
Brian Casey                           Westwood Holdings Group, Inc.*             President and Chief
President and Chief Executive                  (NYSE: WHG)                      Executive Officer and
Officer and Director                  200 Crescent Court, Suite 1200                   Director
                                             Dallas, TX 75201
                                ------------------------------------------------------------------------
                                             Westwood Trust**                          Director
                                      200 Crescent Court, Suite 1200
                                            Dallas, TX 75201
                                ------------------------------------------------------------------------
                                 Westwood International Advisors Inc. (A)    Chief Executive Officer and
                                        181 Bay Street, Suite 2450                     Director
                                          Toronto, Ontario M5J 2S1
--------------------------------------------------------------------------------------------------------
Mark R. Freeman, CFA                  Westwood Holdings Group, Inc.*           Chief Investment Officer
Executive Vice President and                  (NYSE: WHG)
Chief Investment Officer              200 Crescent Court, Suite 1200
                                             Dallas, TX 75201
--------------------------------------------------------------------------------------------------------
Mark Wallace                          Westwood Holdings Group, Inc.*           Chief Financial Officer
Chief Financial Officer                        (NYSE: WHG)
                                      200 Crescent Court, Suite 1200
                                            Dallas, TX 75201
                                ------------------------------------------------------------------------
                                 Westwood International Advisors Inc. (A)      Chief Financial Officer
                                        181 Bay Street, Suite 2450
                                         Toronto, Ontario M5J 2S1
                                ------------------------------------------------------------------------
                                        Westwood Advisors, LLC***             Chief Financial Officer
                                            One Pacific Place
                                   1125 South 103rd Street, Ste. 580
                                             Omaha, NE 68124
--------------------------------------------------------------------------------------------------------
Sylvia L. Fry                         Westwood Holdings Group, Inc.*          Chief Compliance Officer
Chief Compliance Officer                    (NYSE: WHG)
                                      200 Crescent Court, Suite 1200
                                             Dallas, TX 75201
                                ------------------------------------------------------------------------
                                             Westwood Trust**                 Chief Compliance Officer
                                      200 Crescent Court, Suite 1200
                                              Dallas, TX 75201
                                ------------------------------------------------------------------------
                                        Westwood Advisors, LLC***             Chief Compliance Officer
                                            One Pacific Place
                                   1125 South 103(rd) Street, Ste. 580
                                             Omaha, NE 68124
--------------------------------------------------------------------------------------------------------

* Westwood Management Corp., Westwood Trust, Westwood Advisors, LLC, and Westwood International Advisors Inc. are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE:
     WHG).

** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

*** Westwood Advisors, LLC (formerly McCarthy Group Advisors, LLC) is a SEC registered investment adviser located in Omaha, NE that manages investment limited liability companies.

(A) Westwood International Advisors Inc. is a Canadian Corporation located in Toronto, Ontario that is registered as a Portfolio Manager and Exempt Market Dealer with the Ontario Securities Commission (OSC) and the Autorite des marches financiers ("AMF") in Quebec.

 ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

     SEI Daily Income Trust                                      July 15, 1982
     SEI Liquid Asset Trust                                      November 29, 1982
     SEI Tax Exempt Trust                                        December 3, 1982
     SEI Institutional Managed Trust                             January 22, 1987
     SEI Institutional International Trust                       August 30, 1988
     The Advisors' Inner Circle Fund II                          January 28, 1993
     Bishop Street Funds                                         January 27, 1995
     SEI Asset Allocation Trust                                  April 1, 1996
     SEI Institutional Investments Trust                         June 14, 1996
     City National Rochdale Funds (f/k/a CNI Charter Funds)      April 1, 1999
     Causeway Capital Management Trust                           September 20, 2001
     ProShares Trust                                             November 14, 2005
     Community Capital Trust (f/k/a Community Reinvestment Act
        Qualified Investment Fund)                               January 8, 2007
     TD Asset Management USA Funds                               July 25, 2007
     SEI Structured Credit Fund, LP                              July 31, 2007
     Wilshire Mutual Funds, Inc.                                 July 12, 2008
     Wilshire Variable Insurance Trust                           July 12, 2008
     Global X Funds                                              October 24, 2008
     ProShares Trust II                                          November 17, 2008
     Exchange Traded Concepts Trust (f/k/a FaithShares Trust)    August 7, 2009
     Schwab Strategic Trust                                      October 12, 2009
     RiverPark Funds                                             September 8, 2010
     Adviser Managed Trust                                       December 10, 2010
     Huntington Strategy Shares                                  July 26, 2011
     New Covenant Funds                                          March 23, 2012
     Cambria ETF Trust                                           August 30, 2012
     Highland Funds I (f/k/a Pyxis Funds I)                      September 25, 2012
     KraneShares Trust                                           December 18, 2012
     LocalShares Investment Trust                                May 6, 2013
     SEI Insurance Products Trust                                September 10, 2013
     KP Funds                                                    September 19, 2013
     The Advisors' Inner Circle Fund III                         February 12, 2014
     J.P. Morgan Exchange-Traded Fund Trust                      April 1, 2014
     O'Connor EQUUS                                              June 18, 2014

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                             POSITION AND OFFICE                           POSITIONS AND OFFICES
     NAME                    WITH UNDERWRITER                                  WITH REGISTRANT
     ----                    -------------------                           ---------------------
     William M. Doran        Director                                             Trustee
     Edward D. Loughlin      Director                                               --
     Wayne M. Withrow        Director                                               --
     Kevin P. Barr           President & Chief Executive Officer                    --
     Maxine J. Chou          Chief Financial Officer, Chief
                               Operations Officer & Treasurer                       --
     Karen E. LaTourette     Chief Compliance Officer, Anti-Money
                               Laundering Officer & Assistant Secretary             --
     John C. Munch           General Counsel & Secretary                      Vice President &
                                                                            Assistant Secretary
     Mark J. Held            Senior Vice President                                  --
     Lori L. White           Vice President & Assistant Secretary                   --
     John P. Coary           Vice President & Assistant Secretary                   --
     John J. Cronin          Vice President                                         --
     Robert M. Silvestri     Vice President                                         --

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
          (6); (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:

          U.S. Bank, National Association       Union Bank of California, N.A.
          800 Nicollett Mall                    475 Sansome Street
          Minneapolis, Minnesota 55402-4302     15th Floor
                                                San Francisco, California 94111

          National City Bank                    The Northern Trust Company
          National City Center                  50 LaSalle Street
          1900 East Ninth Street                Chicago, Illinois 60675
          Cleveland, Ohio 44114

     (b)  With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D);
          (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

               SEI Investments Global Funds Services
               One Freedom Valley Drive
               Oaks, Pennsylvania 19456

     (c)  With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f),
          the required books and records are maintained at the offices of the Registrant's investment advisers:

               Acadian Asset Management LLC
               260 Franklin Street
               Boston, Massachusetts 02110

               AIG Asset Management (U.S.), LLC
               70 Pine Street, 20th Floor
               New York, New York 10270

               AJO, LP
               230 South Broad Street, 20th Floor
               Philadelphia, Pennsylvania 19102

               Allianz Global Investors U.S. LLC
               1633 Broadway
               New York, New York 10019

               AlphaOne Investment Services, LLC
               One Tower Bridge
               100 Front Street, Suite 1250
               West Conshohocken, Pennsylvania 19428

               AlphaSimplex Group, LLC
               One Cambridge Center
               Cambridge, Massachusetts 02142

               AT Investment Advisers, Inc.
               One South Wacker Drive, Suite 3500
               Chicago, Illinois 60606

               BlackRock Financial Management, LLC
               55 East 52nd Street
               New York, New York 10055

               Cambiar Investors LLC
               2401 East Second Street, Suite 400
               Denver, Colorado 80206

               CBRE Clarion Securities LLC
               201 King of Prussia Road, Suite 600
               Radnor, Pennsylvania 19087

               Citigroup First Investment Management Americas LLC
               388 Greenwich Street
               New York, New York 10013

               ClariVest Asset Management LLC
               11452 El Camino Real, Suite 250
               San Diego, California 92130

               Cornerstone Advisors, Inc.
               225 108th Avenue NE, Suite 400
               Bellevue, Washington 98004-5782

               Cramer Rosenthal McGlynn LLC
               520 Madison Avenue, 20th Floor
               New York, New York 10022

               C.S. McKee, LLP
               One Gateway Center
               Pittsburgh, Pennsylvania 15222

               Driehaus Capital Management LLC
               25 East Erie Street
               Chicago, Illinois 60611-2703

               Edgewood Management LLC
               305 Park Avenue, 18th Floor
               New York, New York 10022-6057

               Fairpointe Capital LLC
               One North Franklin Street, Suite 3300
               Chicago, Illinois 60606-2401

               Fayez Sarofim & Co.
               2907 Two Houston Center
               909 Fannin Street
               Houston, Texas 77010

               First Manhattan Co.
               437 Madison Avenue
               New York, New York 10022-7022

               Hamlin Capital Management, LLC
               640 Fifth Avenue, 6th Floor
               New York, New York 10022

               Harris Associates L.P.
               Two North LaSalle Street, Suite 500
               Chicago, Illinois 60602-3790

               Harvest Global Investments Limited
               31/F One Exchange Square
               8 Connaught Place,
               Central Hong Kong

               Haverford Investment Management, Inc.
               Three Radnor Corporate Center, Suite 450
               Radnor, Pennsylvania 19087-4546

               Investment Counselors of Maryland, LLC
               300 East Lombard Street Suite 810
               Baltimore, Maryland 21202

               Kayne Anderson Capital Advisors, L.P.
               1800 Avenue of the Stars, Third Floor
               Los Angeles, California 90067

               Loomis, Sayles & Company, L.P.
               One Financial Center
               Boston, Massachusetts 02111-2621

               LSV Asset Management
               155 North Wacker Drive, Suite 4600,
               Chicago, Illinois 60606

               Marsico Capital Management, LLC
               1200 17th Street, Suite 1600
               Denver, Colorado 80202-5824

               Numeric Investors LLC
               470 Atlantic Avenue, 6th Floor
               Boston, Massachusetts 02210

               OFI SteelPath, Inc.
               2100 McKinney Ave., Suite 1401
               Dallas, Texas 75201

               Parametric Portfolio Associates LLC
               1918 Eighth Avenue, Suite 3100
               Seattle, Washington 98109

               Phocas Financial Corporation
               980 Atlantic Avenue, Suite 106
               Alameda, California 94501-1001

               Rice Hall James & Associates, LLC
               600 West Broadway, Suite 1000
               San Diego, California 92101-3383

               Sands Capital Management, LLC
               1101 Wilson Boulevard, Suite 2300
               Arlington, Virginia 22209

               SKY Harbor Capital Management, LLC
               20 Horseneck Lane Greenwich,
               Connecticut 06830

               Strategic Income Management, LLC
               720 Olive Way, Suite 1675
               Seattle, Washington 98101

               Thomson Horstmann & Bryant, Inc.
               501 Merritt 7
               Norwalk, Connecticut 06851

               Thompson, Siegel & Walmsley LLC
               6806 Paragon Place, Suite 300
               Richmond, Virginia 23230

               Thornburg Investment Management Inc
               2300 North Ridgetop Road
               Santa Fe, New Mexico 87506

               Turner Investments, L.P.
               1205 Westlakes Drive, Suite 100
               Berwyn, Pennsylvania 19312-2414

               Westwood Management Corp.
               200 Crescent Court, Suite 1200
               Dallas, Texas 75201

               Wells Fargo Portfolio Risk Advisors,
               a Division of Structured Asset Investors, LLC
               375 Park Avenue 4th Floor
               New York, New York 10152

ITEM 34. MANAGEMENT SERVICES: None.

ITEM 35. UNDERTAKINGS: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 239 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of August, 2014.

                                          THE ADVISORS' INNER CIRCLE FUND

                                          By:             *
                                              --------------------------
                                              Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

     *                             Trustee                       August 28, 2014
--------------------------
John K. Darr

     *                             Trustee                       August 28, 2014
--------------------------
William M. Doran

     *                             Trustee                       August 28, 2014
--------------------------
Joseph T. Grause, Jr.

     *                             Trustee                       August 28, 2014
--------------------------
Mitchell A. Johnson

     *                             Trustee                       August 28, 2014
--------------------------
Betty L. Krikorian

     *                             Trustee                       August 28, 2014
--------------------------
Robert A. Nesher

     *                             Trustee                       August 28, 2014
--------------------------
Bruce Speca

     *                             Trustee                       August 28, 2014
--------------------------
George J. Sullivan, Jr.

     *                             President                     August 28, 2014
--------------------------
Michael Beattie

     *                             Treasurer, Controller &       August 28, 2014
--------------------------         Chief Financial Officer
Rami Abdel-Rahman


*By: /S/ DIANNE M. DESCOTEAUX
     -------------------------
     Dianne M. Descoteaux
     Attorney-in-Fact

                                 EXHIBIT INDEX

(d)(2)(ii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Parametric Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(iii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(iv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Harris Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(v) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Thornburg Investment Management Inc, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(vi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(vii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Turner Investments, L.P., relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(viii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(ix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(x) Investment Sub-Advisory Agreement, dated May 14, 2014, between Cornerstone Advisors, Inc. and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(xi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Allianz Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(xii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(xiii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(xiv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and OFI SteelPath, Inc., relating to the Cornerstone Advisors Income Opportunities Fund

(d)(2)(xv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives Fund

(d)(2)(xvi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund

(d)(2)(xvii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund

(d)(2)(xviii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and BlackRock Financial Management, LLC, relating to the Cornerstone Advisors Real Assets Fund

(d)(2)(xix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Numeric Investors, LLC, relating to the Cornerstone Advisors Global Public Equity Fund

(d)(2)(xx) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Strategic Income Management, LLC, relating to the Cornerstone Advisors Income Opportunities Fund

(d)(2)(xxi) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and AJO, LP, relating to the Cornerstone Advisors Public Alternatives Fund

(d)(2)(xxii) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC, relating to the Cornerstone Advisors Public Alternatives Fund

(d)(3)(xx) Expense Limitation Agreement, dated January 2, 2014, between the Registrant and AT Investment Advisers, Inc. (formerly Stein Roe Investment Counsel, Inc.), relating to the AT Family of Funds

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund

(j) Consent of independent registered public accounting firm, Ernst & Young LLP, relating to the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund

(p)(45) AJO, LP Code of Ethics, dated January 2, 2009

(p)(46) Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC Code of Ethics, dated April 2014

(q)(2) Power of Attorney for Mr. Rami Abdel-Rahman